UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material under §240.14a-12

Hawaiian Electric Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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HEI
Hawaiian Electric Industries, Inc.

Notice of 2014 Annual Meeting & Proxy Statement

Use of trademarked image of Hōkūleʻa navigating canoe licensed by Polynesian Voyaging Society. Cover photograph courtesy of ʻŌiwi TV.

March 25, 2014

Dear Fellow Shareholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Shareholders of Hawaiian Electric Industries, Inc. (HEI). The meeting will be held on HEI's premises in Room 805 on the eighth floor of the American Savings Bank Tower, located at 1001 Bishop Street, Honolulu, Hawaii, on Wednesday, May 7, 2014, at 9:30 a.m., Honolulu time. A map showing the location of the meeting site appears on the last page of the Proxy Statement.

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the business to be conducted during the meeting. In addition, we will review certain significant events that took place in 2013 and their impact on the Company and on you as a shareholder of HEI. HEI officers and Board members will be available before the meeting to talk with you and answer questions.

Your vote is very important. Whether or not you attend the meeting in person, and no matter how many shares you own, it is important that your views be represented. Please vote your shares by signing and returning your proxy card or using telephone or internet voting. Instructions on how to vote are on pages 2-3.

The Board and management team of HEI would like to express our appreciation to you for your confidence and support. I look forward to seeing you at the Annual Meeting in Honolulu.

Sincerely, Constance H. Lau President and Chief Executive Officer

NOTICE OF ANNUAL MEETING

Hawaiian Electric Industries, Inc. 1001 Bishop Street, Suite 2900 Honolulu, Hawaii 96813

Date and Time	Wednesday, May 7, 2014, at 9:30 a.m., Honolulu time.
Place	American Savings Bank Tower, 1001 Bishop Street, 8th floor, Room 805, Honolulu, Hawaii 96813.
Items of Business	1.	Election of three Class III directors for a three-year term expiring at the 2017 Annual Meeting of Shareholders.
	2.	Advisory vote to approve HEI's executive compensation.
	3.	Approval of the 2010 Equity and Incentive Plan as amended and restated.
	4.	Ratification of the appointment of PricewaterhouseCoopers LLP as HEI's independent registered public accounting firm for 2014.
Record Date	February 27, 2014.
Annual Report
The 2013 Annual Report to Shareholders, which is not a part of the proxy solicitation materials, has been mailed or made available electronically along with this Notice and accompanying Proxy Statement.
Proxy Voting	Shareholders of record may appoint proxies and vote their shares in one of four ways:
• Via the Internet
• By telephone
• By mail
• In person
Shareholders whose shares are held by a bank, broker or other financial intermediary (i.e., in "street name") should follow the voting instruction card provided by such intermediary.
Any proxy may be revoked in the manner described in the accompanying Proxy Statement.
Attendance at Meeting
Only shareholders of record as of the record date are entitled to receive notice of, attend and vote at the Annual Meeting. If your shares are registered in street name, you must bring a letter from your bank or broker or provide other evidence of your beneficial ownership on the record date if you plan to attend the Annual Meeting.
By Order of the HEI Board of Directors.

	March 25, 2014	Chester A. Richardson Executive Vice President, General Counsel, Secretary and Chief Administrative Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders
to be held on May 7, 2014

The accompanying Proxy Statement, 2013 Annual Report to Shareholders and 2013 Annual Report on Form 10-K
are available at http://www.hei.com

	Page

&zwsp;	i	PROXY SUMMARY	&zwsp;

&zwsp;	1	ABOUT THE MEETING	&zwsp;

&zwsp;	2	VOTING PROCEDURES	&zwsp;

&zwsp;	5	PROPOSAL NO. 1: ELECTION OF CLASS III DIRECTORS

&zwsp;	6	DIRECTOR NOMINEES FOR ELECTION	&zwsp;

&zwsp;	8	CONTINUING DIRECTORS	&zwsp;

&zwsp;	12	CORPORATE GOVERNANCE	&zwsp;

&zwsp;	18	BOARD OF DIRECTORS	&zwsp;

&zwsp;	20	COMMITTEES OF THE BOARD	&zwsp;

&zwsp;	22	DIRECTOR COMPENSATION	&zwsp;

&zwsp;	25	PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE HEI'S EXECUTIVE COMPENSATION

&zwsp;	25	COMPENSATION DISCUSSION AND ANALYSIS	&zwsp;

&zwsp;	26	Executive Summary	&zwsp;
&zwsp;	30	How We Make Compensation Decisions	&zwsp;
&zwsp;	31	We Use Comparative Market Data as a Reference Point for Compensation	&zwsp;
&zwsp;	33	What We Pay and Why: Compensation Elements and 2013 Pay Decisions	&zwsp;
&zwsp;	45	Additional Policies and Information	&zwsp;

&zwsp;	47	COMPENSATION COMMITTEE REPORT	&zwsp;

&zwsp;	47	COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	&zwsp;

	Page

&zwsp;	48	EXECUTIVE COMPENSATION TABLES	&zwsp;

&zwsp;	48	Summary Compensation Table	&zwsp;
&zwsp;	50	Grants of Plan-Based Awards	&zwsp;
&zwsp;	51	Outstanding Equity Awards at 2013 Fiscal Year-End	&zwsp;
&zwsp;	52	2013 Option Exercises and Stock Vested	&zwsp;
&zwsp;	53	Pension Benefits	&zwsp;
&zwsp;	55	2013 Nonqualified Deferred Compensation	&zwsp;
&zwsp;	56	Potential Payments Upon Termination or Change in Control	&zwsp;

&zwsp;	58	STOCK OWNERSHIP INFORMATION	&zwsp;

&zwsp;	59	OTHER RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	&zwsp;

&zwsp;	61	PROPOSAL NO. 3: APPROVAL OF THE 2010 EQUITY AND INCENTIVE PLAN AS AMENDED AND RESTATED

&zwsp;	61	Summary of the Proposed Amendments	&zwsp;
&zwsp;	64	Summary of Restated Plan's Terms	&zwsp;
&zwsp;	71	Federal Income Tax Consequences	&zwsp;
&zwsp;	73	Equity Compensation Plans	&zwsp;

&zwsp;	74	AUDIT COMMITTEE REPORT	&zwsp;

&zwsp;	76	PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

&zwsp;	76	OTHER INFORMATION	&zwsp;

&zwsp;	A-1	EXHIBIT A: Reconciliation of GAAP to Non-GAAP Measures	&zwsp;

&zwsp;	B-1	EXHIBIT B: 2013 Edison Electric Institute Index Peers for Long-Term Incentive Plan Relative Total Shareholder Return Metric	&zwsp;

&zwsp;	C-1	EXHIBIT C: 2013 Bank Performance Peer Group for Long-Term Incentive Plan Return on Assets Metric	&zwsp;

&zwsp;	D-1	EXHIBIT D: 2010 Equity Incentive Plan as Amended and Restated	&zwsp;

&zwsp;		MAP

   PROXY SUMMARY

PROXY SUMMARY

This summary contains highlights about our Company and the upcoming 2014 Annual Meeting of Shareholders. This summary does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully prior to voting.

VOTING MATTERS

	Management Proposals	&zwsp;	Board Vote Recommendation	&zwsp;	Page	&zwsp;

	1. Election of Directors		FOR Each Nominee		5

&zwsp;	2. Advisory Vote to Approve Executive Compensation	&zwsp;	FOR	&zwsp;	25	&zwsp;

	3. Approval of the 2010 Equity and Incentive Plan as amended and restated		FOR		61

&zwsp;	4. Ratification of Appointment of Independent Auditor for 2014	&zwsp;	FOR	&zwsp;	76	&zwsp;

ELECTION OF DIRECTORS

The following table provides summary information about the three nominees for election to the Board as Class III Directors. Additional information about all directors, including the nominees, may be found beginning on page 6.

	Name	&zwsp;	Age	&zwsp;	Director Since	&zwsp;	Primary Occupation	&zwsp;	Independent	&zwsp;	Committee Membership	&zwsp;	Other Public Boards	&zwsp;

	Peggy Y. Fowler		62		2011		Chairman, Umpqua Holdings Corp. Former President & CEO, Portland General Electric				AC		1

&zwsp;	Keith P. Russell	&zwsp;	68	&zwsp;	2011	&zwsp;	President, Russell Financial	&zwsp;			AC	&zwsp;	1	&zwsp;

	Barry K. Taniguchi		66		2004		President & CEO, KTA Super Stores				AC (Chair)		—

AC = Audit Committee

GOVERNANCE HIGHLIGHTS

HEI's governance is guided by the principle that shareholder value for our Company is linked to the value we bring to the customers and communities we serve. Highlights of our governance include:

RECENT UPDATES

•

Election of directors by "plurality plus" voting begins in 2014; thus, a director must submit his or her resignation for consideration by the Board if the director fails to receive the support of a majority of the votes cast.

•

Performance measures for incentive compensation plans beginning in 2014 have been modified in response to input gained through shareholder outreach.

BOARD OF DIRECTORS

•

Independent Chairman of the Board

•

9 directors, 8 of whom are independent

•

Over 65% of directors are women or from diverse ethnic backgrounds

•

All Audit, Compensation and Nominating & Corporate Governance Committee members are independent

•

Executive session of independent directors held at each Board meeting

•

All directors attended over 85% of meetings of the Board and Board committees on which they served in 2013

•

Policy limitation for membership on other public company boards

•

High priority for regular succession planning – for both senior management and the Board

•

Annual Board and committee self-evaluations and periodic director self and peer review

•

Directors required to submit resignation for consideration by the Board upon the end of their term after reaching age 72 or in event of a significant change in their employment

•

Share ownership and retention requirements for directors and executives

i

   PROXY SUMMARY

SHAREHOLDER INTERESTS

•

Plurality-plus voting standard for uncontested director elections

•

No shareholder rights plan

•

Annual vote to ratify appointment of independent auditor

•

Active shareholder engagement

•

Prohibition on hedging and pledging

2013 BUSINESS HIGHLIGHTS

2013 was a dynamic year for HEI, with financial headwinds as well as significant business accomplishments. We continue to manage our businesses for the long-term, while staying committed to solid near-term performance.

FINANCIAL RESULTS

Although net income was relatively flat from 2012 to 2013 on a core (non-GAAP) basis, this result represents strong performance by the Company. Unanticipated regulatory constraints in both businesses and a challenging interest rate environment for our bank presented significant challenges for our enterprise in 2013. Through cost controls and prudent management across the enterprise and solid loan growth and reduced credit costs at our bank subsidiary, the Company overcame these headwinds to achieve net income of $162M for the year.

Our 2013 diluted earnings per share (EPS) was 4% lower than 2012 core diluted EPS, reflecting in part our issuance of 3.3 million shares in 2013 mainly to fund investment in our utility.

	Net Income GAAP (non-GAAP core)			&zwsp;	Diluted Earnings per Share (EPS) GAAP (non-GAAP core)			&zwsp;	Return on Average Common Equity GAAP (non-GAAP core)			&zwsp;

	2013		$162M		2013		$1.62		2013		9.7%

&zwsp;	2012	&zwsp;	$139M (163)	&zwsp;	2012	&zwsp;	$1.42 (1.68)	&zwsp;	2012	&zwsp;	8.9% (10.4%)	&zwsp;

	2011		$138M (144)		2011		$1.44 (1.50)		2011		9.2% (9.6%)

Note: Numbers in parentheses represent non-GAAP core earnings before writedowns in Q4 2011 and Q4 2012. See Exhibit A for a reconciliation of GAAP and non-GAAP core figures.

On a 5- and 10-year basis, total shareholder return (TSR) remained relatively solid. TSR lagged comparators in 2012 and 2013, principally due to stock price compression from regulatory challenges for our subsidiaries. Nevertheless, we continued our 113-year history of dividends, returning $123 million in dividends to shareholders in 2013 and $361 million in the aggregate from 2011-2013.

		&zwsp;	Total Shareholder Return (%)							&zwsp;

		&zwsp;	HEI	&zwsp;	S&P 500	&zwsp;	Edison Electric Institute Index	&zwsp;	KBW Regional Banking Index	&zwsp;

	2013		8.7		32.4		13.0		46.9

&zwsp;	3-year	&zwsp;	32.0	&zwsp;	56.8	&zwsp;	38.4	&zwsp;	57.8	&zwsp;

	5-year		54.8		128.2		64.0		47.9

&zwsp;	10-year	&zwsp;	84.0	&zwsp;	104.3	&zwsp;	143.9	&zwsp;	24.5	&zwsp;

BUSINESS ACCOMPLISHMENTS

We made substantial strides across the HEI enterprise in 2013, including the following highlights:

•

We successfully accessed the capital markets to help fund more than $340 million of utility infrastructure investments to support clean energy and reliability.

•

Our utility, Hawaiian Electric Company, surpassed the state of Hawaii's goal of 15% renewables by 2015, with 18% of generation from renewable sources and avoiding the equivalent of 2.9 million barrels of oil. Hawaiian Electric Company also led the nation in integrating customer-sited solar in 2013.

•

Our bank, American Savings Bank, exceeded its loan growth goals for 2013, gained market share in home lending and improved asset quality. At the same time, it implemented new credit card options and strengthened data management systems and other core capabilities to build a stronger foundation for the future.

   PROXY SUMMARY

EXECUTIVE COMPENSATION HIGHLIGHTS – PAYING FOR PERFORMANCE

The 2013 compensation program for our named executive officers is simple and straight-forward, and is comprised of four primary elements – base salary, performance-based annual and long-term incentives, and restricted stock units vesting in installments over four years. We emphasize variable pay over fixed pay, with the majority of the total compensation opportunity at target for each named executive officer linked to the Company's financial, market and operational results. The compensation program also balances the importance of achieving long-term strategic priorities and critical short-term goals linked to long-term objectives.

Named Executive Officer (NEO) Pay Opportunity

Variable Over Fixed Pay Opportunity at Target	Balance of Short- and Long-Term Pay Opportunity at Target

VARIABLE PAY REFLECTS COMPANY PERFORMANCE

Under our pay-for-performance design, incentive payouts to named executive officers closely align with results. The following graphs show the performance-based payouts to the Chief Executive Officer (CEO), for net income and for TSR relative to the Edison Electric Institute (EEI) Index (Relative TSR), for 2013 and the four prior years. While CEO annual incentive pay rose significantly in 2012 based on non-GAAP core earnings, such pay sharply declined in 2013 when net income remained essentially flat compared to the prior year. Long-term incentive pay over the respective three-year periods tracked our Relative TSR results. In particular, because Relative TSR has lagged in the past two years, no payout was made with respect to the 2011-13 Relative TSR metric (which represented 50% of the CEO's long-term incentive opportunity).

Annual Net Income Results and CEO Performance- Based Annual Incentive Payouts	3-Year Relative TSR Results and Performance- Based Long-Term Incentive Payouts

1 Non-GAAP core annual net income differs from what is reported under GAAP because it reflects impacts excluded by the Compensation Committee in determining results achieved for purposes of annual incentive plans. See Exhibit A for a reconciliation of GAAP and non-GAAP figures.

   PROXY SUMMARY

COMPENSATION COMMITTEE DECISION-MAKING

The Compensation Committee establishes pay programs and reviews performance results to ensure that named executive officer compensation aligns with shareholder interests. In addition, the Committee consults with an independent compensation consultant with respect to the design of the plans, performance results and reasonableness of pay decisions.

The Committee considers adjustments to performance results with caution and only in circumstances that are unforeseen and unique or extraordinary. The Committee recognizes that the two operating subsidiaries are heavily regulated and external forces can impact incentive plans significantly. Concurrently, the Committee is mindful of only considering adjustments that are warranted and will also serve the long-term interests of shareholders. For further discussion of adjustments, see page 36.

The Committee believes that named executive officer compensation reflects favorably on the Company's pay-for-performance objective, is aligned with shareholder interests and compares well relative to the Company's peers.

OUR EXECUTIVE COMPENSATION PROGRAM INCORPORATES BEST PRACTICES:

Majority of target compensation opportunity tied to performance
Stock-based long-term compensation aligns executive incentives with shareholder interests
Rigorous performance goals are aligned with business strategy
Stock ownership and retention requirements apply to named executive officers
Clawback policy for performance-based pay
"Double trigger" change-in-control agreements
No tax gross ups (except for executive death benefit frozen in 2009)
No employment contracts
Minimal perquisites
Prohibition against hedging and pledging
No dividends or dividend equivalents paid on unearned performance shares

   ABOUT THE MEETING

 PROXY STATEMENT

HEI is soliciting proxies for the Annual Meeting of Shareholders scheduled for Wednesday, May 7, 2014, at 9:30 a.m., Honolulu time, at the American Savings Bank Tower, 1001 Bishop Street, 8th floor, Room 805, Honolulu, Hawaii. The mailing address of the principal executive offices of HEI is P.O. Box 730, Honolulu, Hawaii 96808-0730.

The approximate mailing date for this Proxy Statement, form of proxy and Annual Report to Shareholders is March 25, 2014. The 2013 Annual Report to Shareholders accompanying this Proxy Statement is not considered proxy soliciting material.

ABOUT THE MEETING

Attendance

Attendance will be limited to:

•

shareholders of record (i.e., shareholders who own shares registered in their own name on the books of HEI) on the record date;

•

beneficial owners of HEI Common Stock having evidence of ownership as of the record date and entitlement to vote at the meeting;

•

authorized representatives of absent shareholders; and

•

invited guests of management.

If you own shares of HEI Common Stock in the name of a bank, brokerage firm or other holder of record, you must show proof of ownership. This may be in the form of a letter from the holder of record or a recent statement from the bank or broker showing ownership of HEI Common Stock.

Any person claiming to be an authorized representative of a shareholder must produce written evidence of the authorization.

Proposals subject to shareholder vote

•

Proposal No 1:  Election of three Class III directors to serve a three-year term expiring at the 2017 Annual Meeting of Shareholders.

•

Proposal No 2:  Advisory vote to approve HEI's executive compensation.

•

Proposal No 3:  Approval of the 2010 Equity and Incentive Plan (EIP) as amended and restated.

•

Proposal No 4:  Ratification of the appointment of PricewaterhouseCoopers LLP (PwC) as HEI's independent registered public accounting firm for 2014.

   VOTING PROCEDURES

 VOTING PROCEDURES

Electronic access to proxy materials

HEI provides shareholders the option to access its proxy materials via the Internet. In keeping with our efforts to conserve natural resources, this method of delivery reduces the amount of paper necessary to produce these materials and reduces the costs associated with the printing and mailing of these materials to shareholders. On March 25, 2014, a Notice of Internet Availability of Proxy Materials (Notice) will be mailed to certain shareholders and our proxy materials will be posted on the website referenced in the Notice (www.ViewMaterial.com/HEI). As more fully described in the Notice, shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. The Notice and website will provide information regarding how to request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

If you currently receive HEI's proxy materials in printed form and would like to receive them electronically in the future, please so indicate on the enclosed proxy, if voting by mail, or by following the instructions provided when using the telephone or Internet voting options described under "How to vote" below.

Eligibility to vote

Only persons who own shares of HEI Common Stock as of the close of business on February 27, 2014 (the proxy record date) are entitled to vote.

Shares outstanding and entitled to vote

On February 27, 2014, 101,449,122 shares of HEI Common Stock were outstanding. Each shareholder is entitled to one vote for each share held on the record date. Under the Bylaws of HEI, shareholders do not have cumulative voting rights in the election of directors.

Quorum requirements

A quorum is needed to conduct business at the Annual Meeting. A majority of the shares of HEI Common Stock outstanding on February 27, 2014 and entitled to vote, and present in person or by proxy at the Annual Meeting, constitutes a quorum. Abstentions and broker votes of uninstructed shares on routine matters (such as ratification of the appointment of the independent registered public accounting firm) will be counted in the number of shares present in person or by proxy for purposes of determining a quorum. A quorum established for one purpose will apply for all purposes at the Annual Meeting.

How to vote

Whether or not you plan to attend the Annual Meeting, please take the time to vote. You may vote via the Internet, by touchtone telephone or by mail before the Annual Meeting, or in person at the Annual Meeting. The Internet and telephone procedures are designed to authenticate your vote and confirm that your voting instructions are followed. If you vote via the Internet or by telephone, follow the instructions on the Notice or voting instruction card you received by mail. If you vote by telephone, you will receive additional recorded instructions, and if you vote via the Internet, you will receive additional instructions at the Internet website.

   VOTING PROCEDURES

You will need to have available the control number on your Notice or proxy/voting instruction card, as applicable.

Shareholders who vote via the Internet or by telephone should not mail the proxy/voting instruction card.

1.
BY INTERNET: You may vote on-line by following the instructions in the Notice or by accessing the Internet at www.cesvote.com. Instructions regarding how to record and confirm your vote will be available on the website.

2.
BY TELEPHONE: You may vote by touchtone telephone by following the instructions in the Notice or by calling 1-888-693-8683. Once connected, you will be prompted to record and confirm your vote.

3.
BY MAIL: Please mark your vote and sign, date and promptly return the proxy card in the postage-paid envelope provided. If you return the signed proxy card but do not mark the boxes showing how you wish to vote, your votes will be cast following the Board's recommendations on all proposals. If you wish to have someone other than the individuals listed on the enclosed proxy card vote your shares at the meeting, cross out all three names and insert the name of the person you designate as your proxy to vote your shares at the meeting.

4.
IN PERSON: You or your proxy may vote your shares by attending the Annual Meeting and voting in person.

Voting shares held in street name

If your shares are held in "street name" (that is, through a broker, trustee or other holder of record), you will receive a voting instruction card or other information from your broker or other holder of record seeking instruction from you as to how your shares should be voted. If you do not provide such instruction, your broker or nominee may vote your shares at its discretion on your behalf on routine matters, but not on nonroutine matters. The ratification of the appointment of HEI's independent registered public accounting firm is considered a routine matter. The election of directors, the advisory vote on executive compensation and the vote on the amended and restated EIP are considered nonroutine matters. Please provide instructions to your broker on how to vote your shares on all four proposals to ensure that your shares will be voted on all proposals in accordance with your wishes.

You may not vote shares held in "street name" at the Annual Meeting unless you obtain a legal proxy from your broker or holder of record.

Voting shares held in the HEI Dividend Reinvestment and Stock Purchase Plan, the HEI Retirement Savings Plan or the American Savings Bank 401(k) Plan

If you own shares held in the HEI Dividend Reinvestment and Stock Purchase Plan, the HEI Retirement Savings Plan (including shares previously received under the Tax Reduction Act Stock Ownership Plan or the HEI Stock Ownership Plan) or the American Savings Bank 401(k) Plan, you will receive instructions explaining how to direct your vote. Your shares will be voted according to your directions. For all of these plans, all shares of HEI Common Stock for which no voting instructions are given will be voted in the same proportion as the shares for which voting instructions were given.

Changing your vote

If you vote by any of the methods described above, you may revoke your proxy card or vote at any time before the Annual Meeting in one of three ways:

•

submit a properly signed proxy card with a later date or vote again at a later time by telephone or Internet;

•

notify the Corporate Secretary of HEI in writing; or

•

vote in person at the Annual Meeting (if your shares are registered in your name on HEI's books or if your shares are held in "street name" and you have a legal proxy from your broker or other holder of record).

   VOTING PROCEDURES

Vote requirements

If a quorum is present at the Annual Meeting, then:

•

Directors will be elected by a plurality of the votes cast. Plurality means that the persons receiving the highest number of votes are elected. Your options are to vote either "FOR" or to "WITHHOLD" your vote for a nominee. Although the election of directors is considered a nonroutine matter, broker nonvotes (i.e., when your broker or other holder of record does not vote your shares on a nonroutine matter because you have not provided instructions regarding how to vote on that matter) will not affect the outcome of this matter if a quorum is present.

In the event a director is elected under the plurality standard described above but does not receive the support of a majority of the votes cast, such director is required to submit his or her resignation to the Board for consideration. The Board would then analyze the shareholder concerns that drove the vote result and determine the most appropriate way to address those concerns, possibly by accepting the director's resignation.

•

Since the votes on executive compensation are advisory, the result will not be binding on the Board.

However, the Board and Compensation Committee value input from shareholders and will consider the vote outcome when making future compensation decisions. Brokers may not vote on this proposal without your instructions because this proposal is considered a nonroutine matter. For this proposal, your options are to vote "FOR," "AGAINST" or "ABSTAIN."

•

The amended and restated EIP will be approved if the majority of votes cast are in favor of such approval. Abstentions will be considered votes cast and will have the same effect as voting against approval of the amended and restated EIP. Broker nonvotes will have no effect on the outcome of the vote. For this proposal, your options are to vote "FOR," "AGAINST" or "ABSTAIN."

•

The appointment of HEI's independent registered public accounting firm will be ratified if more votes are cast in favor than against such ratification. Abstentions and broker nonvotes will not affect the outcome of this matter if a quorum is present. For this proposal, your options are to vote "FOR," "AGAINST" or "ABSTAIN."

Counting the votes and confidentiality

Corporate Election Services will act as tabulator for broker and bank proxies as well as for proxies of the other shareholders of record. Your identity and vote will not be disclosed to persons other than those acting as tabulators except:

•

as required by law;

•

to verify the validity of proxies and vote results in the case of a contested proxy solicitation; or

•

when you write a comment on the proxy card.

Other matters to be decided at the Annual Meeting

HEI knows of no business to be presented at the 2014 Annual Meeting other than the items set forth in this Proxy Statement. If other business is properly brought before the Annual Meeting, or any adjournment or postponement thereof, the persons named on the enclosed proxy card will vote your stock in accordance with their best judgment, unless authority to do so is withheld by you in your proxy card.

Postponement or adjournment of Annual Meeting

If the Annual Meeting is postponed or adjourned, your proxy card will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy card until it is voted at the Annual Meeting.

   PROPOSAL NO. 1: ELECTION OF CLASS III DIRECTORS

 PROPOSAL NO. 1: ELECTION OF CLASS III DIRECTORS

In accordance with HEI's Bylaws, the Board has fixed the size of the Board at nine directors, divided equally into three classes with staggered terms. The Board proposes that the following three nominees be elected at the 2014 Annual Meeting as Class III directors to serve until the 2017 Annual Meeting, or until his or her respective successor shall be duly elected and qualified:

Peggy Y. Fowler
Keith P. Russell
Barry K. Taniguchi

Ms. Fowler, Mr. Russell and Mr. Taniguchi are all incumbent Class III directors of HEI. The Board has determined that Ms. Fowler, Mr. Russell and Mr. Taniguchi are independent under the applicable standards for director independence, as discussed below under "Board of Directors – Independent Directors." Each nominee has consented to serve for the new term expiring at the 2017 Annual Meeting if elected. If a nominee is unable to stand for election at the time of the 2014 Annual Meeting, the proxy holders listed in the proxy card may vote in their discretion for a suitable substitute.

Information regarding the business experience and certain other directorships for each Class III director nominee and for each continuing Class I and II director is provided on pages 6-11 below together with a description of the experience, qualifications, attributes and skills that led to the Board's conclusion at the time of this Proxy Statement that each of the nominees and directors should serve on the Board in light of HEI's current business and structure.

Your Board recommends that you vote FOR each of the nominees for Class III Director listed above.

   DIRECTOR NOMINEES FOR ELECTION

 DIRECTOR NOMINEES FOR ELECTION

Nominees for Class III Directors whose terms expire at the 2017 Annual Meeting

Peggy Y. Fowler Director since 2011 Age 62 Audit Committee Member
Ms. Fowler brings a unique combination of utility and banking knowledge and experience to HEI. Ms. Fowler's prior position as chief executive officer of a NYSE-listed public utility company imparts significant leadership and management expertise to the Board. Additionally, Ms. Fowler's more recent experience of serving on the board of a publicly traded bank holding company strengthens the Board's capabilities in overseeing the subsidiary bank operations.
Business experience and other public company and HEI affiliate directorships since 2009
• Co-CEO, Portland General Electric Company (PGE), 2009
• President and CEO, PGE, 2000-08
• Director, PGE, 1998-2012
• Chairman of the Board and Executive Committee since 2012 and director since 2009, Umpqua Holdings Corp.(publicly traded bank holding company)
• Director and Audit Committee Member, Hawaiian Electric (HEI subsidiary), since 2009
Skills and qualifications for HEI Board service
• 35 years of executive leadership, financial oversight and utility operations experience from serving at PGE in senior officer positions, including Chief Operating Officer, President and CEO.

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Environmental and renewable energy expertise from managing PGE's environmental department, overseeing initiatives that improved fish passage on multiple Oregon rivers, supervising the construction and integration into PGE's grid of wind and solar projects, and leading PGE to be ranked #1 by the National Renewable Energy Laboratory for selling more renewable power to residential customers than any other utility in the U.S. for several years during her tenure as PGE's CEO.

• Proven management, leadership and analytical skills, including crisis management, risk assessment, strategic planning and public relations skills.

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Expertise in financial oversight, regulatory compliance and corporate governance gained from serving as President (1997-2000), CEO (2000-08) and Chair (2001-04) of PGE, as a director for the Portland Branch of the Federal Reserve Bank of San Francisco and as a director and committee member for several private and public companies, including Umpqua Holdings Corporation.

Keith P. Russell Director since 2011 Age 68 Audit Committee Member
Mr. Russell has extensive senior management experience in the banking industry. Mr. Russell's many years of executive leadership experience in managing and overseeing bank operations contributes invaluable expertise to the Board. In addition, his prior service as chief risk officer of a large financial institution significantly strengthens the Board's capabilities in overseeing and managing risk within the organization. Mr. Russell also has extensive knowledge and experience from his prior service as an officer of a lender to the electric utility industry.
Business experience and other public company and HEI affiliate directorships since 2009
• President, Russell Financial, Inc. (strategic and financial consulting firm), since 2001
• Vice Chair/Chief Risk Officer, Mellon Financial Corp., then Chairman, Mellon West, 1991-2001
• Senior Executive Vice President, then Director, President and Chief Operating Officer, GLENFED/Glendale Federal Bank, 1983-91
• Director and Audit Committee Member since 2010 and Risk Committee Chair since 2012, ASB (HEI subsidiary)
• Director and Audit Committee Member, Sunstone Hotel Investors, since 2003
• Director, Nationwide Health Properties, 2002-11
Skills and qualifications for HEI Board service

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10 years of executive leadership, financial oversight, risk management and strategic planning experience from serving as Vice Chairman/Chief Risk Officer for Mellon Financial Corporation and Chairman of Mellon's West Coast operations. Mellon was also a major lender and capital provider to the electric utility industry.

• 8 years of executive and corporate governance experience from serving as Director, President and Chief Operating Officer of GLENFED/Glendale Federal Bank.

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9 years of banking industry experience serving as Senior Vice President and Deputy Administrator for Security Pacific National Bank, with direct responsibility for a wide breadth of operations, including leasing, consumer and commercial finance, mortgage banking, venture capital, cash management and trust business.

   DIRECTOR NOMINEES FOR ELECTION

Barry K. Taniguchi Director since 2004 Age 66 Audit Committee Chair Executive Committee Member
Mr. Taniguchi brings to the Board considerable experience as a proven business leader in Hawaii, with extensive knowledge of the business climate and significant contacts and relationships within the business community and local governmental agencies. With the successes of his own businesses, and because of his commitment to a wide array of charitable causes, Mr. Taniguchi is one of the most well-respected businesspersons in Hawaii.
Business experience and other public company and HEI affiliate directorships since 2009
• Chairman and CEO, KTA Super Stores (grocery store chain), since 1989
• President, K. Taniguchi Ltd. (real estate lessor), since 1989
• Director, ASB (HEI subsidiary) since 2002 and Audit Committee Chair
• Director, 2001-11 and Audit Committee Chair, Hawaiian Electric (HEI subsidiary)
• Director, Maui Electric Company, Limited (HEI and Hawaiian Electric subsidiary), 2006-09
• Director, Hawaii Electric Light Company, Inc. (HEI and Hawaiian Electric subsidiary), 1997-2009
Skills and qualifications for HEI Board service

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Current knowledge of and experience with the business community on the island of Hawaii, which is served by one of HEI's utility subsidiaries, Hawaii Electric Light Company, Inc., from his chief executive officer positions for the last 24 years.

• Accounting and auditing knowledge and experience gained from obtaining a public accounting certification and from his prior work as an auditor and as a controller.

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Extensive corporate and nonprofit board and leadership experience, including from his current service on the board of Hawaii Community Foundation and from his role as a director and former Chair of the Hawaii Island Economic Development Board and the Chamber of Commerce of Hawaii.

   CONTINUING DIRECTORS

 CONTINUING DIRECTORS

Continuing Class I Directors whose terms expire at the 2015 Annual Meeting

Constance H. Lau Director 2001-04 and since 2006 Age 62 Executive Committee Member
As HEI's President and CEO since 2006, Ms. Lau has extensive senior management experience and thorough knowledge of the Company's operations. Prior to becoming CEO, Ms. Lau served in various leadership capacities that have spanned several functions across HEI and its subsidiaries, including the legal, financial and executive management functions. Over her more than 29 years of service to HEI and its subsidiaries, Ms. Lau acquired significant experience and expertise with respect to the utility and banking industries. Further, having been exposed to virtually all aspects of HEI's operations at the holding company and at both operating subsidiaries, Ms. Lau brings a unique and comprehensive perspective to the Board. Ms. Lau's expertise and leadership stature have been recognized nationally, leading her to be named to the National Infrastructure Advisory Council, which she now chairs, by President Obama, the Community Depository Institutions Advisory Council of the Federal Reserve Bank of San Francisco. As a result, Ms. Lau brings to the Board a national perspective, as well as valuable insights regarding physical and cyber infrastructure security and monetary policy.
Current and prior positions with the Company
• President and CEO and Director, HEI, since 2006
• Chairman of the Board, Hawaiian Electric (HEI subsidiary), since 2006
• Chairman of the Board, ASB (HEI subsidiary), since 2006 and Risk Committee Member since 2012
• Chairman of the Board and CEO, ASB, 2008-10
• Chairman of the Board, President and CEO, ASB, 2006-08
• President and CEO and Director, ASB, 2001-06
• Senior Executive Vice President and Chief Operating Officer and Director, ASB, 1999-2001
• Treasurer, HEI, 1989-99
• Financial Vice President and Treasurer, HEI Power Corp. (former HEI subsidiary), 1997-99
• Treasurer, Hawaiian Electric, and Assistant Treasurer, HEI, 1987-89
• Assistant Corporate Counsel, Hawaiian Electric, 1984-87
Other public company directorships since 2009
• Director, Audit Committee Chair and Nominating and Corporate Governance Committee Member, Matson, Inc., since 2012
• Director and Audit Committee Member, Alexander & Baldwin, Inc., 2004-12
Skills and qualifications for HEI Board service
• Intimate understanding of the Company from serving in various chief executive, chief operating and other executive, finance and legal positions at HEI and its subsidiaries for more than 29 years.

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Familiarity with current management and corporate governance practices from her current service as director, Audit Committee Chair and Nominating and Corporate Governance member for Matson, Inc. and as a director of AEGIS Insurance Services, Inc.

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Experience with financial oversight and expansive knowledge of the Hawaii business community and the local communities that compose the Company's customer bases from serving as a director for various local industry, business development, educational and nonprofit organizations.

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Utility and banking industry knowledge from serving as a director or task force member of the Hawaii Bankers Association, the American Bankers Association, the Edison Electric Institute and the Electric Power Research Institute and as a member of the federal Electricity Subsector Coordinating Council.

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Nationally recognized leader in the fields of infrastructure, banking and energy, demonstrated by her appointment by President Obama to the National Infrastructure Advisory Council, which she now chairs, membership on the federal Electricity Subsector Coordinating Council, her appointment to the Federal Reserve Board of San Francisco's 12th District Community Depository Institutions Advisory Council and her receipt of the 2011 Woman of the Year award from the Women's Council on Energy and the Environment.

   CONTINUING DIRECTORS

A. Maurice Myers Director since 1991 Age 73 Compensation Committee Member
Mr. Myers brings a wealth of knowledge and leadership skills to the Board. His extensive experience leading successful companies as chief executive officer, both in Hawaii and on the mainland, including several large public companies, provides the Board with significant management expertise. Having served on the Board for 23 years, Mr. Myers has gained in-depth knowledge of HEI and its operations. With this breadth and depth of experience, Mr. Myers is a valuable resource to management and other Board members and contributes substantially to the Board's capabilities in overseeing HEI's operations.
Business experience and other public company and HEI affiliate directorships since 2009
• CEO and Owner, Myers Equipment Leasing LLC (equipment leasing company), since 2010
• CEO and Director, POS Hawaii LLC (provider of point of sale business systems for restaurants and retailers), since 2009
• CEO and Director, Wine Country Kitchens LLC (manufacturer of gourmet food products), since 2007
• Chairman, CEO and President, Waste Management, Inc. (waste and environmental services provider), 1999-2004
• Director since 2011 and Risk Committee Member since 2012, ASB (HEI subsidiary)
• Director, Hawaiian Electric (HEI subsidiary), 2004-06 and 2009-11
Skills and qualifications for HEI Board service

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20 years of public company executive and board leadership experience as Chairman, CEO and President of Waste Management, Inc., Chairman, CEO and President of Yellow Corporation, President of America West Airlines and CEO and President of Aloha Airgroup, Inc.

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Practiced skills in risk assessment, strategic planning, financial oversight, customer and public relations and marketing exercised in leading successful restructuring efforts at Waste Management, Yellow Corporation and America West Airlines.

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Diverse business experience and public and private company board experience, including from his prior service as a director and Compensation Committee chair for Tesoro Corporation and as a director for BIS Industries Limited and Cheap Tickets.

James K. Scott, Ed.D. Director since 1995 Age 62 Nominating and Corporate Governance Committee Member
Dr. Scott has considerable management experience as an executive leader in Hawaii. While Dr. Scott has earned the reputation of being one of the nation's leading education administrators, his unique value to the Company derives from his extensive knowledge, contacts and relationships within Hawaii's business community, nonprofit community and local governmental agencies. Dr. Scott's long participation on the Board has contributed significantly to the Board's understanding of Hawaii's unique cultural and business environment. With the success under his leadership of one of the country's most prominent college preparatory schools for two decades, and because of his commitment to a wide array of charitable and civic causes, Dr. Scott is a well-respected leader in the state of Hawaii.
Business experience and other public company and HEI affiliate directorships since 2009
• President, Punahou School (K-12 independent school), since 1994
• Director, ASB (HEI subsidiary), since 2008
Skills and qualifications for HEI Board service
• Recognized leadership and executive management skills as President of Punahou School.

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Nearly three decades of experience developing and executing strategic plans as the chief executive at two independent schools, including overseeing fundraising programs and admissions/marketing and finance functions.

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Governance and board leadership experience from his current positions as director and former Chair of the Hawaii Association of Independent Schools, and member of the Advisory Board of the Klingenstein Center of Teachers College at Columbia University.

   CONTINUING DIRECTORS

Continuing Class II Directors whose terms expire at the 2016 Annual Meeting

Thomas B. Fargo Director since 2005 Age 65 Compensation Committee Chair Nominating and Corporate Governance Committee Member
Admiral Fargo brings invaluable leadership skills to the Board. Admiral Fargo's experience leading complex organizations, both in Hawaii and on the mainland, provides the Board with significant management expertise. Admiral Fargo has extensive knowledge of the U.S. military (a major customer of HEI's utility subsidiary and key driver of Hawaii's economy) having served as Commander of the U.S. Pacific Command from 2002-05. Admiral Fargo's leadership, strategic planning and risk assessment skills have proven to be a valuable resource to management and other Board members.
Business experience and other public company and HEI affiliate directorships since 2009
• Chairman of the Board and Compensation and Governance Committee Member, Huntington Ingalls Industries (military shipbuilder), since 2011
• Owner, Fargo Associates, LLC (defense and homeland/national security consultancy), since 2005
• CEO, Hawaii Superferry, Inc. (interisland ferry), 2008-09
• President, Trex Enterprises Corporation (defense research and development firm), 2005-08
• Commander, U.S. Pacific Command, 2002-05
• Director and Audit Committee Member, Matson, Inc., since 2012
• Director, Alexander & Baldwin, Inc., 2011-12
• Director, Northrop Grumman Corporation, 2008-11
• Director, Hawaiian Holdings, Inc., 2005-08
• Director, Hawaiian Electric (HEI subsidiary), since 2005
Skills and qualifications for HEI Board service
• Extensive knowledge of the U.S. military, a major customer of HEI's electric utility subsidiary and key driver of Hawaii's economy.

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Leadership, strategic planning and financial and nonfinancial risk assessment skills developed over 39 years of leading 9 organizations ranging in size from 130 to 300,000 people and managing budgets up to $8 billion.

• Experience with corporate governance, including audit, compensation and governance committees, from service on several public and private company boards.

Kelvin H. Taketa Director since 1993 Age 59 Nominating and Corporate Governance Committee Chair
Mr. Taketa has considerable management experience as an executive leader in Hawaii. Mr. Taketa is one of Hawaii's leading nonprofit administrators and has extensive relationships within Hawaii's business and nonprofit communities. Having served on the Board for over twenty years, Mr. Taketa has contributed significantly to the Board's understanding of Hawaii's distinctive cultural and business environment. Additionally, Mr. Taketa brings the unique ability to build bridges and connect people and organizations, which has made Mr. Taketa a well-respected leader throughout the state of Hawaii.
Business experience and other public company and HEI affiliate directorships since 2009
• President and CEO, Hawaii Community Foundation (statewide charitable foundation), since 1998
• Director, Hawaiian Electric (HEI subsidiary), since 2004
Skills and qualifications for HEI Board service
• Executive management experience with responsibility for overseeing more than $500 million in charitable assets as President and CEO of the Hawaii Community Foundation.

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Proficiency in risk assessment, strategic planning and organizational leadership as well as marketing and public relations from his current position at the Hawaii Community Foundation and his prior experience as Vice President and Executive Director of the Asia/Pacific Region for The Nature Conservancy and as Founder, Managing Partner and Director of Sunrise Capital Inc.

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Knowledge of corporate and nonprofit governance issues gained from his prior service as a director for Grove Farm Company, Inc., his current service on the boards of the Independent Sector and the Stupski Foundation, and through publishing articles and lecturing on governance of tax-exempt organizations.

   CONTINUING DIRECTORS

Jeffrey N. Watanabe Director since 1987 Age 71 Chairman of the Board since 2006 Executive Committee Chair Compensation Committee Member
Mr. Watanabe has been one of the most influential figures in Hawaii's business community over the past four decades. His strategic counsel is widely sought by Hawaii's business, political and nonprofit leaders, as well as by global businesses seeking to do business in Hawaii. Having served on the Board for over twenty-five years, Mr. Watanabe's in-depth knowledge of HEI significantly contributes to the Board's ability to oversee HEI's operations. As Chairman since 2006, Mr. Watanabe has successfully led HEI through his strategic vision, willingness to make tough decisions, strong consensus-building skills, and communication ability.
Business experience and other public company and HEI affiliate directorships since 2009
• Managing Partner, Watanabe Ing & Komeiji LLP, 1972-2007 (now retired)
• Lead Independent Director, Alexander & Baldwin, Inc. (A&B), since 2012, director since 2003 and Nominating & Corporate Governance Committee Member
• Director, Nominating and Corporate Governance Committee Chair and Compensation Committee Member, Matson, Inc., since 2012
• Director since 1988 and Executive Committee Member, ASB (HEI subsidiary)
• Director, Hawaiian Electric (HEI subsidiary), 1999-2006 and 2008-11
Skills and qualifications for HEI Board service

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Broad business, legal, corporate governance and leadership experience from serving as Managing Partner of the law firm he helped found, advising clients on a variety of business and legal matters for 35 years and from serving on more than a dozen public and private company and nonprofit boards and committees, including his current service on the A&B Nominating and Corporate Governance Committee and the Matson Nominating and Corporate Governance and Compensation Committees.

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Specific experience with strategic planning from providing strategic counsel to local business clients and prospective investors from the continental United States and the Asia Pacific region for 25 years of his law practice.

• Recognized by a number of organizations for his accomplishments, including by the Financial Times-Outstanding Directors Exchange, which selected him as a 2013 Outstanding Director.

   CORPORATE GOVERNANCE

 CORPORATE GOVERNANCE

HEI's governance policies and guidelines

In 2013, HEI's Board and management continued to review and monitor corporate governance trends and best practices to comply with the corporate governance requirements of the New York Stock Exchange (NYSE), rules and regulations of the Securities and Exchange Commission (SEC) and rules and regulations of the Board of Governors of the Federal Reserve (Federal Reserve) applicable to HEI as a savings and loan holding company. As part of an annual review, HEI's Audit Committee Charter, Corporate Governance Guidelines and the Compensation Committee Charter were revised as deemed appropriate by the Board. These documents, as most recently revised, as well as other governance documents (such as the charters for the Nominating and Corporate Governance and Executive Committees and the Corporate Code of Conduct), are available on HEI's website at www.hei.com.

The Board's leadership structure

Since 2006, Mr. Watanabe has served as the nonexecutive Chairman of the Board and Ms. Lau has served as HEI's President and CEO. Since that time, Ms. Lau has also been the only employee director on the Board.

Mr. Watanabe has served on the Board since 1987, but has never been employed by HEI or any HEI subsidiary. The Board has determined that he is independent. Among the many skills and qualifications that Mr. Watanabe brings to the Board, the Board considered: (i) his extensive experience in corporate and nonprofit governance from serving on other public company, private company and nonprofit boards; (ii) his reputation for effective consensus and relationship building and business and community leadership, including leadership of his former law firm; (iii) his willingness to spend time advising and mentoring members of HEI's senior management; and (iv) his dedication to committing the hard work and time necessary to successfully lead the Board.

As HEI's Chairman, Mr. Watanabe's key responsibilities are to:

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lead Board and shareholder meetings and executive sessions of the independent directors, including executive sessions at which the performance of the Chief Executive Officer is evaluated by the Board;

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attend all meetings of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board as an observer and the Executive Committee of the Board as its chair. Since May 2011, Mr. Watanabe attends meetings of the Compensation Committee as a member;

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serve on and/or advise the boards of HEI's primary operating subsidiaries, Hawaiian Electric Company and American Savings Bank, chair joint executive sessions of the independent directors of HEI and these subsidiary boards and attend meetings of subsidiary board committees;

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work closely with management to develop meeting agendas and materials for the Board and subsidiary boards;

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be available to other Board and subsidiary board members and management for questions and consultation; and

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ensure and facilitate communications among Board members and Board committees and between the Board and management.

The Board's Corporate Governance Guidelines provide that if the Chairman and CEO positions are held by the same person, or if the Board determines that the Chairman is not independent, the independent directors should designate an independent director to serve as "Lead Director." If a Lead Director is designated, the Lead Director's responsibilities are to: (i) preside at Board and shareholder meetings when the Chairman is not present, (ii) preside at executive sessions of the independent directors, (iii) facilitate communication between the independent directors and the Chairman or the Board as a whole, (iv) call meetings of the non-management or independent

   CORPORATE GOVERNANCE

directors in executive session, (v) participate in approving meeting agendas, schedules and materials for the Board and (vi) perform other functions described in the Corporate Governance Guidelines or as determined by the Board from time to time.

The Board believes that its current leadership structure, which provides for an independent nonemployee Chairman, or an independent Lead Director if the Chairman is not independent, is appropriate and effective in light of HEI's current operations, strategic plans and overall corporate governance structure. Several reasons support this conclusion. First, the Board believes that having an independent Chairman or Lead Director has been important in establishing a tone at the top for both the Board and the Company that encourages constructive expression of views that may differ from those of senior management. Second, the Board believes that the presence of an independent Chairman or Lead Director, particularly at this time of increased government and investor scrutiny of public and financial company boards, demonstrates to the Company's regulators and shareholders that the Board is committed to serving the best interests of the Company and its shareholders and not the best interests of management. Third, the Board recognizes that HEI has an uncommon corporate governance structure in that the boards of its two primary operating subsidiaries are also composed mostly of nonemployee directors and that the HEI Chairman plays an important leadership role at these subsidiary boards. For instance, in addition to chairing executive sessions of the nonemployee directors and attending meetings of the committees of these subsidiary boards, the Chairman leads each subsidiary board in conducting its annual performance self-evaluation and facilitates communications between each of these boards and management of the respective subsidiary company as well as among members of each subsidiary board.

The Board's role in risk oversight

HEI is a holding company that operates principally through its electric public utility and bank subsidiaries. At the holding company and subsidiary levels, the Company faces a variety of risks, including operational risks, regulatory and legal compliance risks, credit and interest rate risks, competitive risks, liquidity risks and strategic and reputational risks. Developing and implementing strategies to manage these risks is the responsibility of management, and that responsibility is carried out by assignments of responsibility to various officers and other employees of the Company under the direction of HEI's Chief Financial Officer, who also serves as HEI's chief risk officer. The role of the Board is to oversee the management of these risks.

The Board's specific risk oversight functions are as follows:

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The Board has approved a consolidated enterprise risk management (ERM) system recommended by management. The system is designed to identify and assess risks across the HEI enterprise so that information regarding the Company's risks can be reported to the Board, along with proposed strategies for mitigating these risks. The structure of the ERM system is decentralized, with separate chief risk officers at each of Hawaiian Electric Company and American Savings Bank. The chief risk officer of Hawaiian Electric Company is also responsible for identifying, assessing and reporting risks at HEI's other electric utility subsidiaries that operate on the neighbor islands of Hawaii, Maui, Molokai and Lanai. Each subsidiary chief risk officer reports directly to the respective subsidiary President and functionally to HEI's chief risk officer, who reviews such risks on a consolidated basis. The Board believes that this decentralized risk management structure is appropriate and effective for the Company's diverse operations and holding company structure, because it allows for industry-specific risk identification and management at the subsidiary levels while also ensuring an integrated and consolidated view of risk at the holding company level by HEI's chief risk officer. In connection with approving this ERM system, the Board reviewed a catalog of risks and management's assessment of those risks reported by HEI's chief risk officer. As part of the Board's ongoing risk oversight, HEI's chief risk officer is responsible for providing regular reports to the Board and Audit Committee on the status of those risks, any changes to the risk catalog or management's assessment of those risks, and any other risk management matters that the Board may request from time to time. The Board and Audit Committee also receive reports from HEI's internal auditor evaluating the effectiveness of management's implementation of the approved ERM system.

   CORPORATE GOVERNANCE

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The Board has assigned to the Compensation Committee the specific risk oversight responsibility of reviewing whether the Company's compensation policies or practices encourage employees to take risks that are reasonably likely to have a material adverse effect on the Company and of recommending new or revised policies and practices to address any such risks identified. Included in this oversight responsibility is the Compensation Committee's review and evaluation of American Savings Bank's compensation practices for compliance with regulatory guidance on sound incentive compensation plans. The Compensation Committee reports the results of its review and any recommendations to the Board. The results of the Compensation Committee's review are also communicated to the Audit Committee through HEI's chief risk officer. Both the Audit and Compensation Committees are composed entirely of independent directors.

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The Board has assigned to the Audit Committee the specific risk oversight responsibilities of (i) reviewing the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, (ii) overseeing HEI's Code of Conduct compliance program and (iii) establishing procedures for direct reporting of potential accounting and auditing issues to the Audit Committee. The Audit Committee reports to the Board each quarter regarding these matters.

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The Board has also assigned to the Audit Committee the responsibility of assisting the Board in overseeing the overall risk management strategy of the Company. In order to assist the Board with overall risk oversight, the Audit Committee is specifically required to discuss policies with respect to risk assessment and risk management, including the guidelines and policies governing the process by which risk assessment and risk management are undertaken at the Company, and to report to the Board the committee's discussion and findings so that the entire Board can consider changes in the Company's risk profile.

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In addition to overall risk oversight by the HEI Board, the boards of HEI's primary operating subsidiaries, Hawaiian Electric Company and American Savings Bank, are specifically responsible for overseeing risks at their respective companies. The Hawaiian Electric Company Board has assigned responsibility for ongoing oversight of risk management to its Audit Committee and the American Savings Bank Board has assigned such responsibility to its Risk Committee. Under the decentralized ERM structure discussed above, risk management activities at the subsidiary level are reported to these committees and to the subsidiary boards through the subsidiary chief risk officers. The HEI Board and/or Audit Committee may also be invited to participate in risk oversight discussions by these subsidiary boards and/or committees. The information from these subsidiary board and committee sessions are also reported, on at least a quarterly basis, to the HEI Board by the subsidiary chief risk officers (or their representatives), who functionally report to HEI's chief risk officer on risk management matters. These subsidiary boards are composed mostly of nonemployee directors. The subsidiary audit committees are composed entirely of nonemployee directors who meet the independence requirements for audit committee members of companies listed on the NYSE.

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At least annually, the Board conducts a strategic planning and risk review. As part of this review, the Board reviews fundamental financial and business strategies and assesses the major risks facing the Company and options to mitigate those risks. To facilitate strategic planning through constructive dialogue among management and Board members, members of management who are not directors may be invited to participate in the review. Based on the review, the Board and senior management, including the HEI chief risk officer, identify key issues to be addressed during the course of the next calendar year.

The Board believes that risk oversight is one of the areas in which having an independent Chairman or Lead Director is especially important in order to ensure that views that may differ from those of management are expressed. Since the HEI Chairman attends the meetings of the Board, the subsidiary boards and their respective committees, the HEI Chairman is also in a unique position to assist with communications regarding risk oversight and risk management among the Board and its committees, between the subsidiary boards and their respective committees and between directors and management.

   CORPORATE GOVERNANCE

Selection of nominees for the Board

The Board believes that there are skill sets and qualities and attributes that should be represented on the Board as a whole but do not necessarily need to be possessed by each director. The Nominating and Corporate Governance Committee and the Board, thus, consider the qualifications and attributes of incumbent directors and director candidates not only individually but also in the aggregate with all directors and in light of the current and future needs of HEI and its subsidiaries.

The Nominating and Corporate Governance Committee assists the Board in identifying and evaluating persons for nomination or re-nomination for Board service. To identify qualified candidates for HEI Board membership, the committee may consider persons who are serving on its subsidiary boards as well as persons suggested by Board members, management and shareholders or may retain a third-party search firm to help identify qualified candidates. The committee's evaluation process does not vary based on whether a candidate is recommended by a shareholder, a Board member or a member of management.

Once a person is identified as a potential director candidate, the committee may review publicly available information to assess whether the candidate should be further considered. If so, a committee member or designated representative for the committee will contact the person. If the person is willing to be considered for nomination, the person is asked to provide additional information regarding his or her background, his or her specific skills, experience and qualifications for Board service, and any direct or indirect relationships with the Company. In addition, one or more interviews may be conducted with committee and Board members and committee members may contact one or more references provided by the candidate or others who would have first-hand knowledge of the candidate's qualifications and attributes.

In evaluating the qualifications and attributes of each potential candidate (including incumbent directors) for nomination or re-nomination, the committee considers:

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the candidate's qualifications, consisting of his/her knowledge (including relevant industry knowledge), understanding of the Company's businesses, experience, skills, substantive areas of expertise, financial literacy, innovative thinking, business judgment, achievements and other factors required to be considered under applicable laws, rules or regulations;

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the candidate's attributes, comprising independence, personal and professional integrity, character, reputation, ability to represent the interests of all shareholders, time availability in light of other commitments, dedication, absence of conflicts of interest, diversity, appreciation of multiple cultures, commitment to deal responsibly with social issues and other stakeholder concerns and other factors that the committee considers appropriate in the context of the needs of the Board;

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familiarity with and respect for corporate governance requirements and practices;

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with respect to incumbent directors, the self-evaluation of the individual director, his or her current qualifications and his or her contributions to the Board;

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the current composition of the Board and its committees; and

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intangible qualities of the candidate including the ability to ask difficult questions and, simultaneously, to work collegially with members of the Board, as well as to work effectively with management.

The Board considers the recommendations of the Nominating and Corporate Governance Committee and then makes the final decision whether to re- nominate incumbent directors and whether to approve and extend an invitation to a candidate to join the Board upon appointment or election, subject to any approvals required by law, rule or regulation.

   CORPORATE GOVERNANCE

Diversity in identifying nominees for the Board

In assisting the Board to identify qualified director candidates, the Nominating and Corporate Governance Committee considers whether the candidate would contribute to the expertise, skills and professional experience, as well as to the diversity of the Board in terms of race, ethnicity, gender, age and cultural background. The Board believes it functions most effectively with members who collectively possess a range of substantive expertise, skills and experience in areas that are relevant to leading HEI in accordance with the Board's fiduciary responsibilities. The Board also believes that having a board composed of members who can collectively contribute a range of perspectives, including perspectives that may arise from a person's gender or ethnicity, improves the quality of the Board's deliberations and decisions because it enables the Board to view issues from a variety of angles and, thus, more thoroughly and completely. As the Company's operations and strategic plans and the Board's composition may evolve over time, the Nominating and Corporate Governance Committee is charged with identifying and assessing the appropriate mix of knowledge areas, qualifications and personal attributes contributed by Board members that will bring the most strategic and decision-making advantages to HEI.

With operations almost exclusively in the state of Hawaii, it is natural and advantageous that our Board be composed largely of members who live and work in the state and have firsthand knowledge of and experience with our customer base and political and regulatory environment. Since a large pool of potential candidates for Board membership come from this state, the Board benefits from the unique racial diversity that exists in Hawaii. If the shareholders vote to elect the three director nominees proposed by the Board for election at the Annual Meeting, the resulting composition of the Board would be as follows: four directors (or 44.4%) who are Caucasian, four directors (or 44.4%) who are Asian American and one director (or 11.1%) who is Caucasian, Asian American and native Hawaiian. Two (or 22.2%) of the nine directors are female.

The Board also recognizes that, due to Hawaii's geographic isolation from the continental United States and the comparatively small number of publicly-traded companies, banks and regulated utilities based in Hawaii, the Board also benefits from having among its members directors who have gained business experience at companies located in other states because those Board members contribute valuable information about experiences they have had working at or serving on the boards of other public companies and companies in similar industries, which also contributes to the breadth of perspectives on the Board.

Director resignation policies

Through its Corporate Governance Guidelines, the Board requires its members to submit a letter of resignation for consideration by the Board in certain circumstances. A director must tender his or her resignation in the event of a significant change in the director's principal employment and at the end of the term during which the director reaches age 72. Requiring a director to submit a letter of resignation in these two circumstances provides a built-in mechanism for the Board to examine whether a director's skills, expertise and attributes continue to provide value.

A director must also submit his or her resignation for consideration by the Board if the director is elected under the plurality vote standard (described on page 4) but does not receive the support of the majority of votes cast. In such an event, the Board will evaluate the reasons for the vote result and determine how best to address the shareholder concerns underlying that result. In some cases, the Board may decide that the best approach is to accept the director's resignation. In other cases, the Board may discover that a shareholder concern unrelated to the specific director was the cause of the vote outcome and may take other action to address that issue.

   CORPORATE GOVERNANCE

The Board's role in management succession planning

The Board, led by its Nominating and Corporate Governance Committee, is actively engaged in succession planning and talent development, with a focus on the CEO and senior management of HEI and its operating subsidiaries. The Board and the committee consider talent development programs and succession candidates through the lens of Company strategy and anticipated future opportunities and challenges. At each of its meetings throughout the year, the committee reviews progress of talent development and succession programs and discusses internal and, where appropriate, external succession candidates, including their capabilities, accomplishments, goals and development plans. The full Board also reviews and discusses talent strategy and evaluations of potential succession candidates annually at a regularly scheduled Board meeting. In addition, high potential leaders are given frequent exposure to the Board through formal presentations and informal events. These reviews, presentations and other interactions familiarize the Board with the Company's talent pool to enable the Board to select successors for the HEI CEO and for other senior executives when appropriate.

Shareholder communication with the directors

Interested parties, including shareholders, desiring to communicate with the Board, any individual director or the independent directors as a group regarding matters pertaining to the business or operations of HEI may address their correspondence in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P.O. Box 730, Honolulu, HI 96808-0730. The HEI Corporate Secretary may review, sort and summarize all such correspondence in order to facilitate communications to the Board. In addition, the HEI Corporate Secretary has the authority and discretion to handle any director communication that is an ordinary course of business matter – including routine questions, complaints, comments and related communications that can appropriately be handled by management. Directors may at any time request copies of all correspondence addressed to them. The charter of the HEI Audit Committee, which is available for review at www.hei.com, sets forth procedures for submitting complaints or concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters on a confidential, anonymous basis.

   BOARD OF DIRECTORS

 BOARD OF DIRECTORS

Independent directors

Under HEI's Corporate Governance Guidelines, a majority of Board members must qualify as independent under the listing standards of the NYSE and any additional requirements as determined by the Board from time to time.

•

For a director to be considered independent under NYSE listing standards, the Board must determine that the director does not have any direct or indirect material relationship with HEI or its subsidiaries apart from his or her service as a director. The NYSE listing standards also specify circumstances under which a director may not be considered independent, such as when the director has been an employee of the Company within the last three fiscal years, if the director has had certain relationships with the Company's external or internal auditor within the last three fiscal years or when the Company has made or received payments for goods or services to entities with which the director or an immediate family member of the director has specified affiliations and the aggregate amount of such payments in any year within the last three fiscal years exceeds the greater of $1 million or 2% of such entity's consolidated gross revenues for the fiscal year.

•

The Board has also adopted Categorical Standards for Director Independence (HEI Categorical Standards), which are available for review on HEI's website at www.hei.com. The HEI Categorical Standards specify circumstances under which a director may not be considered independent. In addition to the circumstances that would preclude independence under the NYSE listing standards, the HEI Categorical Standards provide that a director is not independent if HEI and its subsidiaries have made charitable contributions to a nonprofit organization for which the director serves as an executive officer and the aggregate amount of such contributions in any single fiscal year of the nonprofit organization within the last three fiscal years exceeds the greater of $1 million or 2% of such organization's consolidated gross revenues for the fiscal year.

The Nominating and Corporate Governance Committee and the Board considered the relationships described below in assessing the independence of Board members. Based on its consideration of such relationships and the recommendations of the Nominating and Corporate Governance Committee, the Board determined that all of the nonemployee directors and director nominees of HEI (Messrs. Fargo, Myers, Russell, Scott, Taketa, Taniguchi and Watanabe and Ms. Fowler) are independent. The remaining director, Ms. Lau, is an employee director of HEI and therefore is not independent.

Relationships considered in determining director independence:

With respect to Messrs. Scott, Taketa and Taniguchi, the Board considered amounts paid in the last three fiscal years to purchase electricity from HEI subsidiaries, Hawaiian Electric Company or Hawaii Electric Light Company (the sole public utilities providing electricity to the islands of Oahu and Hawaii, respectively), by entities employing these directors. None of the amounts paid by these entities for electricity (excluding pass-through charges for fuel and for Hawaii state revenue taxes) exceeded the thresholds in the NYSE listing standards or HEI Categorical Standards that would automatically result in a director not being independent. Since Hawaiian Electric Company and Hawaii Electric Light Company are the sole source of electric power on the islands of Oahu and Hawaii, the rates they charge for electricity are fixed by state regulatory authority and purchasers of electricity from these public utilities have no choice as to supplier and no ability to negotiate rates or other terms, the Board determined that these relationships do not impair the independence of these directors.

With respect to Messrs. Scott and Taketa, the Board considered charitable contributions in the last three fiscal years from HEI and its subsidiaries to nonprofit organizations where these directors serve as executive officers. None of the contributions exceeded the threshold in the HEI Categorical Standards that would automatically result in a director not being independent. In determining that these donations did not impair the independence of these directors, the Board also considered the fact that Company policy requires that charitable contributions from HEI or its subsidiaries to entities where an HEI director serves as an executive officer, and where the director has a direct

   BOARD OF DIRECTORS

or indirect material interest, and the aggregate amount donated by HEI and its subsidiaries to such organization would exceed $120,000 in any single fiscal year, be preapproved by the Nominating and Corporate Governance Committee.

With respect to Mr. Taketa, the Board considered modest fees paid during the last three fiscal years to the charitable foundation for which he serves as an executive officer for management of scholarship and nonprofit grant programs and concluded that such fees did not affect Mr. Taketa's independence. None of the fees paid within the last three fiscal years exceeded the threshold in the NYSE listing standards or HEI Categorical Standards that would automatically result in a director not being independent.

With respect to Messrs. Fargo, Myers, Scott, Taniguchi and Watanabe, the Board considered other director or officer positions held by those directors at entities for which an HEI executive officer serves as a director or trustee and determined that none of these relationships affected the independence of these directors. None of these relationships resulted in a compensation committee interlock or would automatically preclude independence under the NYSE listing standards or HEI Categorical Standards.

Board meetings in 2013

In 2013, there were seven regular meetings and three special meetings of the Board. All directors attended more than 85% of the combined total number of meetings of the Board and Board committees on which they served.

Executive sessions of the Board

The nonemployee directors meet regularly in executive sessions without management present. In 2013, these sessions were chaired by Mr. Watanabe, who is the Chairman of the Board and an independent nonemployee director. Mr. Watanabe may request from time to time that other nonemployee directors chair the executive sessions.

Board attendance at annual meetings

All of HEI's nine directors attended the 2013 Annual Meeting of Shareholders. HEI encourages all directors to attend each year's Annual Meeting of Shareholders.

Board evaluations

The Board conducts annual evaluations to determine whether it and its committees are functioning effectively. As part of the evaluation process, each member of the Audit, Compensation and Nominating and Corporate Governance Committees annually evaluates the performance of each committee on which he or she serves.

Each director up for reelection also evaluates his or her own performance. The nonemployee directors also periodically complete peer evaluations of the other nonemployee directors. The evaluation process is overseen by the Nominating and Corporate Governance Committee, in consultation with the Chairman.

   COMMITTEES OF THE BOARD

 COMMITTEES OF THE BOARD

Board committee composition and meetings

The Board has four standing committees: Audit, Compensation, Executive and Nominating and Corporate Governance. Members of these committees are appointed annually by the Board, taking into consideration the recommendations of the Nominating and Corporate Governance Committee. The table below shows committee members during 2013 and the number of meetings each committee held in 2013.

Name	Audit	Compensation	Executive	Nominating and Corporate Governance
Thomas B. Fargo		Chair		Member
Peggy Y. Fowler	Member
Constance H. Lau[1]			Member
A. Maurice Myers		Member
Keith P. Russell	Member
James K. Scott				Member
Kelvin H. Taketa				Chair
Barry K. Taniguchi	Chair		Member
Jeffrey N. Watanabe		Member	Chair
Number of meetings in 2013	8	5	0	3
1
Ms. Lau is an employee director. All other directors have been determined to be independent. See "Board of Directors – Independent Directors" above.

Functions of the Board's standing committees

The primary functions of HEI's standing committees are described below. Each committee operates and acts under written charters that are approved by the Board and available for review on HEI's website at www.hei.com. Each of the Audit, Compensation and Nominating and Corporate Governance Committees may form subcommittees of its members and delegate authority to its subcommittees.

Audit Committee

The Audit Committee is responsible for overseeing (i) HEI's financial reporting processes and internal controls, (ii) the performance of HEI's internal auditor, (iii) risk assessment and risk management policies set by management and (iv) the Corporate Code of Conduct compliance program for HEI and its subsidiaries. In addition, this committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm that audits HEI's consolidated financial statements. The Audit Committee also maintains procedures for receiving and reviewing confidential reports of potential accounting and auditing concerns. See "Audit Committee Report" below for additional information about the Audit Committee.

All Audit Committee members are independent and qualified to serve on the committee pursuant to NYSE and SEC requirements and the Audit Committee meets the other applicable requirements of the Securities Exchange Act of 1934. None of the Audit Committee members serve on the audit committees of more than two other public companies.

Compensation Committee

The responsibilities of the Compensation Committee include (i) overseeing the compensation plans and programs for employees, executives and nonemployee directors of HEI and its subsidiaries, including equity and incentive plans; (ii) reviewing the extent to which risks that may arise from the Company's compensation policies and practices, if any, may have a material adverse effect on the

   COMMITTEES OF THE BOARD

Company and recommending changes to address any such risks; (iii) evaluating the compliance of American Savings Bank's incentive compensation practices under the principles for sound incentive compensation plans for banking organizations and (iv) assessing the independence of any compensation consultant involved in determining or recommending director or executive compensation. See "Compensation Discussion and Analysis – How We Make Compensation Decisions" and "Compensation Committee Interlocks and Insider Participation" below for additional information about the Compensation Committee.

All Compensation Committee members are independent and qualified to serve on this committee pursuant to NYSE requirements and also qualify as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code and as "nonemployee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934. An independent member of the board of directors of each of Hawaiian Electric Company and American Savings Bank attends meetings of the Compensation Committee as a nonvoting representative of such director's subsidiary board.

Executive Committee

The Executive Committee may exercise the power and authority of the Board when it appears to its members that action is necessary and a meeting of the full Board is impractical. It may also consider other matters concerning HEI that may arise from time to time between Board meetings. The committee is currently composed of the Chairman of the Board, who chairs the committee, the Audit Committee Chairperson and the HEI President and CEO.

Nominating and Corporate Governance Committee

The functions of the Nominating and Corporate Governance Committee include (i) evaluating the background and qualifications of potential nominees for the Board and for the boards of HEI's subsidiaries, (ii) recommending to the Board the director nominees to be submitted to shareholders for election at the next Annual Meeting, (iii) assessing the independence of directors and nominees, (iv) recommending the slate of executive officers to be appointed by the Board and subsidiary boards, (v) advising the Board with respect to matters of Board and committee composition and procedures, (vi) overseeing the annual evaluation of the Board and individual directors, (vii) overseeing talent development and succession planning for senior executive positions and (viii) making recommendations to the Board and the boards of HEI's subsidiaries regarding corporate governance and board succession planning matters. See "Corporate Governance" above for additional information regarding the activities of the Nominating and Corporate Governance Committee.

   DIRECTOR COMPENSATION

 DIRECTOR COMPENSATION

How director compensation is determined

The Board believes that a competitive compensation package is necessary to attract and retain individuals with the experience, skills and qualifications needed for the challenging role of serving as a director of a publicly traded company with a unique blend of highly regulated industries. Nonemployee director compensation is composed of a mix of cash and HEI Common Stock to align the interests of directors with those of HEI shareholders. Only nonemployee directors are compensated for their service as directors. Ms. Lau, the only employee director of HEI, does not receive separate or additional compensation for serving as a director. Although Ms. Lau is a member of the HEI Board, neither she nor any other executive officer participates in the determination of nonemployee director compensation.

The Compensation Committee reviews nonemployee director compensation no less frequently than once every three years and recommends changes to the Board. In 2012, the committee asked its independent compensation consultant, Frederic W. Cook & Co. Inc. (Fred Cook & Co.), to conduct an evaluation of HEI's nonemployee director compensation practices. Fred Cook & Co. assessed the structure of HEI's nonemployee director compensation program and its value compared to competitive market practices of peer companies, similar to the assessments used in its executive compensation review, which is described under "Compensation Discussion and Analysis – We Use Comparative Market Data as a Reference Point for Compensation" below. The Compensation Committee determined that the analysis affirmed the appropriateness of its nonemployee director compensation and decided to maintain 2013 director compensation at the same level as in 2012.

Components of director compensation

Cash retainer. HEI nonemployee directors received the cash amounts shown below as retainer for their 2013 HEI Board service and for their 2013 service on HEI and subsidiary board committees. No separate fees are paid to HEI directors for service on subsidiary company boards. Cash retainers were paid in quarterly installments.

Position	2013 Retainer
HEI Nonexecutive Chairman of the Board	$250,000
HEI Director	65,000
HEI Audit Committee Chair	15,000
HEI Compensation Committee Chair	15,000
HEI Nominating and Corporate Governance Committee Chair	10,000
HEI Audit Committee Member	6,000
HEI Compensation Committee Member	6,000
HEI Nominating and Corporate Governance Committee Member	4,000
Hawaiian Electric Company Audit Committee Chair	10,000
Hawaiian Electric Company Audit Committee Member	4,000
American Savings Bank Audit Committee Chair	10,000
American Savings Bank Audit Committee Member	4,000
American Savings Bank Risk Committee Chair	10,000
American Savings Bank Risk Committee Member	4,000

   DIRECTOR COMPENSATION

Extra meeting fees. For 2013, nonemployee directors were also entitled to meeting fees for each committee meeting attended (as member or chair) after the number of meetings specified below.

HEI Audit Committee	$1,500 per meeting after 6 meetings
HEI Compensation Committee	$1,500 per meeting after 6 meetings
HEI Nominating and Corporate Governance Committee	$1,500 per meeting after 6 meetings
American Savings Bank Audit Committee	$1,000 per meeting after 8 meetings
Hawaiian Electric Company Audit Committee	$750 per meeting after 8 meetings

Stock awards. On June 28, 2013, each HEI nonemployee director received shares of HEI Common Stock with a value equal to $75,000 as an annual grant under HEI's 2011 Nonemployee Director Stock Plan (2011 Director Plan), which was approved by HEI shareholders on May 10, 2011, for the purpose of further aligning directors' and shareholders' interests. The number of shares issued to each HEI nonemployee director was determined based on the closing sales price of HEI Common Stock on the NYSE on June 28, 2013. Stock grants to nonemployee directors under the 2011 Director Plan are made annually on the last business day in June.

Retirement benefit. HEI's Nonemployee Director Retirement Plan, which provided retirement benefits to nonemployee directors, was terminated in 1996. Directors who were retired from their primary occupation at that time remained eligible to receive benefits under the plan based on years of service as a director at the time of the plan's termination. Mr. Myers is the only current director still eligible to receive benefits under the terminated plan. Upon his retirement from service as a director, Mr. Myers is eligible to receive retirement benefits in an annual total of $15,000, for a period equal to the number of years of his service through December 31, 1996 (6 years). All benefits payable under the plan cease upon the death of the nonemployee director.

Deferred compensation. Nonemployee directors may participate in the HEI Deferred Compensation Plan implemented in 2011 (2011 Deferred Compensation Plan) and described under "Compensation Discussion and Analysis – Benefits – Deferred Compensation Plans" below. Under the plan, deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential. Participants may elect the timing upon which distributions are to begin following disability, death or separation from service (including retirement) and may choose to receive such distributions in a lump sum or in installments over a period of up to fifteen years. Mr. Taketa participated in this plan in 2013.

Nonemployee directors are also eligible to participate in the HEI Nonemployee Directors' Deferred Compensation Plan, as amended January 1, 2009, although no nonemployee director participated in such plan in 2013.

Health benefits. Nonemployee directors may participate, at their election and at their cost, in the group employee medical, vision and dental plans generally made available to HEI, Hawaiian Electric Company or American Savings Bank employees. No nonemployee director currently participates in such plans.

   DIRECTOR COMPENSATION

2013 DIRECTOR COMPENSATION TABLE

The table below shows the compensation paid to HEI nonemployee directors in 2013.

Name	Fees Earned or Paid in Cash ($)[3]	Stock Awards ($)[4]	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)[5]	Total ($)
Thomas B. Fargo	84,000	75,000	—	159,000
Peggy Y. Fowler	75,000	75,000	—	150,000
A. Maurice Myers	75,000	75,000	—	155,650
Keith P. Russell	85,000	75,000	—	160,000
James K. Scott	69,000	75,000	—	144,000
Kelvin H. Taketa[1]	75,000	75,000	—	150,000
Barry K. Taniguchi	90,000	75,000	—	165,000
Jeffrey N. Watanabe, Chairman[2]	321,000	75,000	—	396,000
1
In 2013, Mr. Taketa elected to defer 80%, or $60,000, of his fees under the 2011 Deferred Compensation Plan. Mr. Taketa did not have above-market or preferential earnings on nonqualified deferred compensation in 2013.

2
Mr. Watanabe's fees were for service as director and Chairman of the HEI Board and as a member of the Compensation Committee. He also served on the HEI Executive Committee and the American Savings Bank Board and Executive Committee. As explained above, HEI directors do not receive additional compensation for service on the boards of HEI's subsidiaries but do receive fees for service on subsidiary committees. Mr. Watanabe's responsibilities are described above under "Corporate Governance – The Board's leadership structure."

3
See detail of cash retainers for Board and committee service below.

4
As discussed above under "Components of director compensation," HEI nonemployee directors received shares of HEI Common Stock valued at $75,000 as the annual grant to HEI directors under the HEI 2011 Nonemployee Director Stock Plan.

5
As discussed above under "Components of director compensation," pension benefits for Mr. Myers were frozen in 1996, when the HEI Nonemployee Director Retirement Plan was terminated. Accordingly, he does not receive credit for service after 1996 under that plan. Change in pension value reflects actuarial assumptions, such as discount rate. Mr. Myers' change in pension value was negative (-$2,426) in 2013.

The table below shows cash retainers paid to HEI nonemployee directors for Board and committee service (including subsidiary committee service) in 2013.

Name	HEI Board Retainer ($)	HEI Committee Retainer ($)	HEI Chairman Retainer ($)	HECO Audit Committee Retainer ($)	ASB Audit Committee Retainer ($)	ASB Risk Committee Retainer ($)	Total ($)
Thomas B. Fargo	65,000	19,000	—	—	—	—	84,000
Peggy Y. Fowler	65,000	6,000	—	4,000	—	—	75,000
A. Maurice Myers	65,000	6,000	—	—	—	4,000	75,000
Keith P. Russell	65,000	6,000	—	—	4,000	10,000	85,000
James K. Scott	65,000	4,000	—	—	—	—	69,000
Kelvin H. Taketa	65,000	10,000	—	—	—	—	75,000
Barry K. Taniguchi	65,000	15,000	—	—	10,000	—	90,000
Jeffrey N. Watanabe, HEI Chairman	65,000	6,000	250,000	—	—	—	321,000

Director stock ownership and retention

HEI directors are required to own and retain HEI stock throughout their service with the Company. Each director has until January 1 of the year following the fifth anniversary of the later of (i) amendment to his or her required level of stock ownership or (ii) first becoming subject to the requirements (compliance date) to reach the following ownership levels: Chairman of the Board – 2x annual cash retainer, other HEI directors – 5x annual cash retainer. As of January 1, 2014, each director who had reached his or her compliance date had achieved his or her stock ownership target.

Until reaching the applicable stock ownership target, directors must retain all shares received under their annual stock retainer. The Committee has the authority to approve hardship exceptions to these retention requirements.

   PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE HEI'S EXECUTIVE COMPENSATION

 PROPOSAL NO. 2: ADVISORY VOTE TO
APPROVE HEI'S EXECUTIVE
COMPENSATION

We are asking for your advisory vote on the compensation of our named executive officers as described in this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives shareholders the opportunity to express their views on the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this Proxy Statement.

The Compensation Committee and Board believe that HEI's executive compensation program is effective in achieving our goals of promoting long-term value for shareholders and attracting, motivating and retaining the talent necessary to create such value. Accordingly, the Board recommends that you vote FOR the following resolution:

  Resolved, that the shareholders approve, in an advisory vote, the compensation of HEI's named executive officers as disclosed in the Compensation Discussion and Analysis and Executive Compensation Tables sections of the Proxy Statement for the 2014 Annual Meeting of Shareholders.

Please read the Compensation Discussion and Analysis and Executive Compensation Tables portions of this Proxy Statement. These sections describe the Company's executive compensation policies and practices and the compensation of our named executive officers.

We currently hold a say-on-pay vote every year, consistent with the vote of our shareholders at our 2011 Annual Meeting. Shareholders have an opportunity to cast an advisory vote on the frequency of say-on-pay votes at least once every six years. We will hold our next advisory vote on the frequency of say-on-pay votes no later than 2017.

While the say-on-pay vote is advisory and is therefore nonbinding, the Compensation Committee and Board consider the vote results when making future decisions regarding HEI's executive compensation program.

Your Board recommends that you vote FOR the advisory resolution approving the compensation of HEI's named executive officers as disclosed in this Proxy Statement.

COMPENSATION DISCUSSION AND
ANALYSIS

This section describes our executive compensation program and the compensation decisions made for our 2013 named executive officers. Three of our named executive officers are executives at HEI (the holding company), one leads Hawaiian Electric Company (our electric utility subsidiary), and one heads American Savings Bank (our bank subsidiary):

Name	Title	Entity
Constance H. Lau	HEI President & CEO	Holding company
James A. Ajello	HEI Executive Vice President & Chief Financial Officer	Holding company
Chet A. Richardson	HEI Executive Vice President, General Counsel, Secretary & Chief Administrative Officer	Holding company
Richard M. Rosenblum	Hawaiian Electric Company President & CEO	Electric utility subsidiary
Richard F. Wacker	American Savings Bank President & CEO	Bank subsidiary

   COMPENSATION DISCUSSION AND ANALYSIS

Executive summary

Our guiding principles shape our program design and pay decisions

In designing HEI's executive compensation program and making pay decisions, the Compensation Committee (Committee) follows these guiding principles:

•

pay should reflect Company performance, particularly over the long-term,

•

compensation programs should align executive interests with those of our shareholders,

•

programs should be designed to attract, motivate and retain talented executives who can drive the Company's success, and

•

the cost of programs should be reasonable while maintaining their purpose and benefit.

Key design features

•

Straight-forward design. The compensation program for our named executive officers is simple and straight-forward. The program is comprised of four primary elements – base salary, performance-based annual incentives, performance-based long-term incentives earned over three years and time-based restricted stock units (RSUs) that vest in annual installments over four years. The following charts illustrate the proportion of target compensation opportunity made up by each element.

Named Executive Officer (NEO) 2013 Target
Compensation Mix

•

Emphasis on variable (performance-based) pay over fixed pay. Through the target compensation mix, we emphasize variable pay over fixed pay, with the majority of the target compensation opportunity for each named executive officer linked to the Company's financial, market and operating results. Performance-based incentives make up 59% of the CEO's target compensation opportunity and 52%, on average, of the other named executive officers' target compensation opportunity.

•

Balance between short- and long-term components. The compensation program also balances the importance of achieving long-term strategic priorities and critical short-term goals that support long-term objectives.

NEO Pay Opportunity

Variable Over Fixed Pay Opportunity at Target	Balance of Short- and Long-Term Pay at Target

   COMPENSATION DISCUSSION AND ANALYSIS

Variable pay reflects performance

Under our pay-for-performance design, incentive payouts to named executive officers closely align with results. The following graphs show the performance-based payouts to the CEO, for net income and for TSR relative to the EEI Index (Relative TSR), for 2013 and the four prior years. While CEO annual incentive pay rose significantly in 2012 based on non-GAAP core earnings, such pay sharply declined in 2013 when net income remained essentially flat compared to the prior year. Long-term incentive pay over the respective three-year periods tracked our Relative TSR results. In particular, because Relative TSR has lagged in the past two years, no payout was made with respect to the 2011-13 Relative TSR metric (which represented 50% of the CEO's long-term incentive opportunity).

Annual Net Income Results and CEO Performance-Based Annual Incentive Payouts	3-Year Relative TSR Results and CEO Performance-Based Long-Term Incentive Payouts

1
Non-GAAP core annual net income differs from what is reported under GAAP because it reflects impacts excluded by the Compensation Committee in determining results achieved for purposes of annual incentive plans. See Exhibit A for a reconciliation of GAAP and non-GAAP figures.

Say-on-pay results and shareholder outreach

At our 2013 Annual Meeting, 83% of votes cast approved our executive compensation program through the advisory say-on-pay vote. Because this approval rate was lower than the levels received in the prior two years, the Company initiated a shareholder outreach program to better understand shareholder views on our compensation program. The Company invited shareholders who collectively held more than 25% of HEI's shares to discuss our executive compensation. We also reached out to key proxy advisory organizations. From those who accepted our invitation, we learned that there was general approval of our compensation program. We also received suggestions regarding how specific aspects of our program might be improved.

The feedback received included, among other items, the following:

•

Support for diversity among the metrics used in the short-term and long-term incentive plans.

•

Emphasis on the importance of clear disclosure, particularly as it relates to circumstances where an adjustment has been deemed necessary.

•

Support for enhanced pay-for-performance alignment.

2014 compensation program changes

In response to our say-on-pay vote results and feedback from our shareholders, and as part of its ongoing efforts to strengthen our compensation program, the Committee has made the following changes to our executive compensation program, which are effective for 2014 compensation:

Performance metrics. We revised the holding company annual and long-term incentive performance

   COMPENSATION DISCUSSION AND ANALYSIS

metrics and the utility long-term incentive performance metrics for programs beginning in 2014 to avoid overlapping metrics for those components.

For 2014 holding company annual incentives, return on average common equity (ROACE) has been removed, such that holding company metrics are annual net income and a composite of subsidiary operational metrics. The Committee believes net income remains an appropriate annual incentive metric because shareholders consider net income an important measure of Company performance and because of its correlation with shareholder value. Adding an index of subsidiary metrics further invests holding company executives in subsidiary operating outcomes.

For 2014-16 holding company and utility long-term incentives, net income has been removed, resulting in Relative TSR and HEI 3-year ROACE as the holding company executive metrics and Relative TSR and utility ROACE as a % of the ROACE permitted by its regulator as the utility executive metrics. The Committee believes Relative TSR continues to be an appropriate long-term measure because it compares the value created for HEI shareholders to that created by other investor-owned electric companies. The Committee also views ROACE as an important metric because it evaluates profitability based on return as a percentage of shareholders' investment in the Company.

Relative TSR goals. For the 2014-16 period, the Committee increased the Relative TSR target goal from 50th percentile to 60th percentile and the maximum goal from 75th percentile to 90th percentile to make the target and maximum levels more challenging.

Compensation peers. For 2014 compensation, the Committee expanded the HEI peer group to include three larger and four smaller companies, increasing the group's size from 16 to 22 companies (with one company leaving the peer group due to acquisition). This change will help reduce the impact of volatility in a given peer company's compensation for the applicable year, maintains HEI's location near median for revenues and assets and provides improved comparability in other size measures.

The Committee believes these changes will enhance our existing executive compensation program.

Our compensation practices demonstrate our commitment to sound governance

The tables below summarize our current executive compensation practices – both what we do (to drive performance and manage risk) and what we don't do:

What We Do
✓	Link pay to performance
✓	Utilize rigorous performance conditions that encourage long-term value creation
✓	Balance short- and long-term compensation to promote sustained performance over time
✓	Benchmark toward the competitive median in setting compensation levels
✓	Review tally sheets when making compensation decisions
✓	Mitigate undue risk in compensation programs
✓	Utilize "double-trigger" change-in-control agreements
✓	Maintain clawback policy for performance-based compensation
✓	Require stock ownership and retention by named executive officers; CEO must own five times her base salary
✓	Prohibit pledging of Company stock and transactions designed to hedge the risk of stock ownership
✓	Utilize independent compensation consultant to advise Committee

What We Don't Do
No employment contracts
No tax gross ups, except under the Executive Death Benefit Plan frozen in 2009
No compensation programs that are reasonably likely to create material risk to Company
No significant perquisites
No repricing of underwater equity-based grants
No dividends or dividend equivalents on unearned performance shares

   COMPENSATION DISCUSSION AND ANALYSIS

Supplemental pay data — Realizable pay

CEO realizable pay compared to Summary Compensation Table total. The chart below illustrates the difference between the total compensation for the CEO shown in the Summary Compensation Table on page 48 and the CEO's "realizable pay" for 2011, 2012 and 2013. We believe this supplemental information is important because the total in the Summary Compensation Table includes: (i) the value of equity-based awards as of the date they are granted, even though, for performance-based equity awards, the actual value the executive will receive will not be known until the performance period ends three years later; and (ii) change in pension value, which predominantly reflects fluctuations in interest rates and other actuarial assumptions and does not necessarily represent the actual benefit to be received by the executive. Realizable pay differs significantly from the total shown in the Summary Compensation Table and is not a substitute for the Summary Compensation Table total.

CEO Realizable Pay vs Total Compensation as
Reported in Summary Compensation Table

CEO realizable pay consists of: (1) base salary, (2) annual incentive payouts, (3) RSUs granted (but not vested) in the year, and (4) performance-based equity awards (i) actually paid for cycles wholly contained within the three-year period shown and (ii) estimated based on recent performance for cycles granted in the three-year period but not yet completed. All equity is valued using the 12/31/13 closing price of $26.06.

CEO total compensation as reported in Summary Compensation Table consists of all items included in the Total column of the Summary Compensation Table on page 48, which are: (1) base salary, (2) annual incentive payouts, (3) RSUs granted (but not vested) in the year valued using grant date fair value, (4) performance-based equity award opportunities granted in the year valued using grant date fair value, (5) change in pension value and change in value of executive death benefits and (6) any perquisites.

CEO realizable pay and Company performance compared to compensation peers.    The following graph compares the alignment between the HEI CEO's realizable pay and HEI TSR to HEI's compensation peers from 2010-12. As the chart illustrates, HEI CEO realizable pay over the 2010-12 period was correlated with HEI's TSR performance relative to its peer group. For this comparison, we use the 2010-12 period because 2013 compensation information for several of HEI's peers was not yet available at the time this Proxy Statement was printed.

Pay and Performance Alignment Relative to
Compensation Peers (2010-12)

For all companies in the graph to the left, realizable pay for 2010-12 consists of: base salary, performance-based cash payouts, performance-based equity awards (based on actual payouts for completed periods and proxy statement estimated performance for periods not completed as of 12/31/12) and valued using the 2012 FYE closing stock price, and time-based equity awards granted valued using the 2012 FYE closing stock price. HEI did not grant stock options during the period; however, if a peer company CEO received stock options, those options are valued based on the difference between the grant price and the FYE 2012 closing price.

   COMPENSATION DISCUSSION AND ANALYSIS

How we make compensation decisions

Our roles in determining compensation are well-defined

Compensation Committee

The Committee oversees the design and implementation of executive compensation programs. On an annual basis, the Committee engages in a rigorous process to arrive at compensation decisions regarding the named executive officers. In the course of this process, the Committee:

•

Engages in extensive deliberations in meetings held over several months

•

Consults with its independent compensation consultant during and outside of meetings

•

Focuses on the Company's long-term strategy and nearer-term goals to achieve such strategy in setting performance metrics and goals

•

Reviews tally sheets for each named executive officer to understand how the elements of compensation relate to each other and to the compensation package as a whole (the tally sheets include fixed and variable compensation, minimal perquisites and change in pension value and also show historical compensation)

•

Examines data and analyses prepared by its independent compensation consultant concerning peer group selection, comparative compensation data and evolving best practices

•

Reviews Company performance and discusses assessments of the individual performance of senior members of management

•

Analyzes the reasonableness of incentive payouts in light of the long-term benefits to shareholders

•

Considers trends in payouts to determine whether incentive programs are working effectively

•

Reviews risk assessments to determine whether compensation programs and practices carry undue risk

Early each year, the Committee determines payouts under incentive plans ending in the prior year, establishes performance metrics and goals for incentive plans beginning that year and recommends to the Board and subsidiary boards the level of compensation and mix of pay elements for each named executive officer.

The independent directors evaluate the CEO's performance, consider Committee recommendations concerning her pay and determine her compensation. The Board and subsidiary boards also review the performance of and Committee recommendations concerning the other named executive officers and approve their compensation.

Executive officers

The CEO, who is also an HEI director, assesses and reports on the performance of the other named executive officers and makes recommendations to the Committee with respect to their levels of compensation and mix of pay elements. She also participates in Board deliberations in acting on the Committee's recommendations regarding the other named executive officers. She does not participate in the deliberations of the Committee to recommend, or of the Board to determine, her own compensation.

Management supports the Committee in executing its responsibilities by providing materials for Committee meetings (including tally sheets and recommendations regarding performance metrics, goals and pay mix); by attending portions of Committee meetings as appropriate to provide perspective and expertise relevant to agenda items; and by supplying data and information as requested by the Committee and/or its independent compensation consultant.

Compensation consultant & consultant independence

The Committee's independent compensation consultant, Fred Cook & Co., is retained by, and reports directly to, the Committee. Fred Cook & Co. provides the Committee with independent expertise on market practices and developments in executive compensation, compensation program design, peer group composition, and competitive pay levels, and provides related research, data and analysis. Fred

   COMPENSATION DISCUSSION AND ANALYSIS

Cook & Co. also advises the Committee regarding analyses and proposals presented by management. A representative of Fred Cook & Co. generally attends Committee meetings, participates in Committee executive sessions, and communicates directly with the Committee.

In early 2014, as in 2013, the Committee evaluated Fred Cook & Co.'s independence, taking into account all relevant factors, including the factors specified in the NYSE listing standards and the absence of other relationships between Fred Cook & Co. and the Company, its directors or executive officers. Based on its review of such factors, and based on Fred Cook & Co.'s independence policy, which was shared with the Committee, the Committee concluded that Fred Cook & Co. is independent and that the work of Fred Cook & Co. has not raised any conflict of interest.

We use comparative market data as a reference point for compensation

Compensation benchmarking

The Committee considers comparative market compensation as a reference in determining pay levels and mix of pay components. While the Committee seeks to position named executive officer target compensation opportunity (comprised of base salary, target performance-based annual incentive, target performance-based long-term incentive and time-vested RSUs) at the comparative market median, the Committee may decide that an executive's pay opportunity should be higher or lower based on internal equity or the executive's level of responsibility, experience, expertise, performance and retention and succession considerations.

Comparative market data used in setting 2013 executive pay consisted of information from public company proxy statements for peer group companies and, for Ms. Lau, Mr. Ajello, Mr. Richardson and Mr. Rosenblum, data from the Towers Watson Energy Services Survey, which consists of compensation data for 96 companies. The data was regressed based on revenues of $3.4 billion for appropriate size comparison for HEI.

Comparative market data available in late 2012 was used to establish the 2013 target compensation opportunity. On the basis of such data, the Committee set the target compensation opportunity for all named executive officers at approximately the comparative market median.

Peer groups

Compensation peers

The Committee annually reviews the peer groups used in benchmarking for HEI and subsidiary executive compensation, with analysis and recommendations provided by Fred Cook & Co.

For 2013 compensation, the Committee used one peer group for the compensation of the named executive officers employed by HEI (Ms. Lau, Mr. Ajello and Mr. Richardson) and its electric utility (Mr. Rosenblum) and used a separate peer group for the named executive officer employed by the bank subsidiary (Mr. Wacker), given the differences of the bank's business from that of HEI and its utility subsidiary.

The criteria for determining the HEI peer group applicable to 2012 compensation had been established in 2010, with the only changes from 2010 to 2012 being the removal of companies that had been acquired. When the criteria were established in 2010, HEI's revenues were at the median of the peer group but have outgrown the median since that time. Thus, for 2013, the Committee determined, with input from Fred Cook & Co., that HEI's peer group should be reset to situate HEI at the median for revenues. The Committee determined that the companies in the 2012 bank subsidiary peer group remained appropriate and that no changes to that peer group were needed for 2013. The selection criteria and resulting 2013 HEI and bank subsidiary peer groups are set forth below.

   COMPENSATION DISCUSSION AND ANALYSIS

	HEI 2013 Peer Group (applies to Ms. Lau, Mr. Ajello, Mr. Richardson & Mr. Rosenblum)		Bank Subsidiary 2013 Peer Group (applies to Mr. Wacker)
Selection Criteria	• Electric and multi-utility companies		• High-performing regional banks and thrifts
	• Revenue balanced in a range of 1/2 to 2x HEI's revenue		• Total assets balanced in a range of 1/2 to 2x American Savings Bank's total assets
	• Market cap and location as secondary considerations		• Available compensation data
• Available compensation data
Peer Group for 2013 Compensation	Alliant Energy CMS Energy	Pepco Holdings Pinnacle West	1st Source BancFirst	Glacier Bancorp Great Southern Bancorp
	Great Plains Energy	Portland General Electric	Bank of Hawaii	IBERIABANK
	Integrys Energy	SCANA	Bank of the Ozarks	Independent Bank
	MDU Resources	TECO Energy	Central Pacific Financial	NBT Bancorp
	NiSource	Vectren	City Holding Company	Park National
	NV Energy	Westar Energy	Community Bank System	Prosperity Bancshares
	OGE Energy	Wisconsin Energy	CVB Financial	Republic Bancorp
			Dime Community Bancshares	United Bankshares
	Italicized companies were new for 2013. The following were removed for 2013 due to acquisition (DPL) or because their revenues did not fit the new criteria (Avista, Black Hills, Cleco, IDACORP, NorthWestern, PNM Resources, UNS Energy).		First Financial Flushing Financial	Westamerica Bancorp

Performance peers

In addition to the peer companies used for benchmarking executive compensation, certain of the performance metrics used in the long-term incentive plans (described beginning on page 37) are based on performance relative to performance peers. HEI's Relative TSR performance is measured against the performance of the utilities in the Edison Electric Institute (EEI) Index and the bank's Relative Return on Assets (ROA) performance metric is based on the bank's performance compared to that of all banks with assets of $3.5 billion to $8 billion. See Exhibits B and C for the 2013 EEI Index companies and the 2013 Bank Performance Peers, respectively.

   COMPENSATION DISCUSSION AND ANALYSIS

What we pay and why: Compensation elements and 2013 pay decisions

Each element of compensation supports important objectives

The total compensation program for named executive officers is made up of the five components summarized below. Each component fulfills important objectives that reflect our focus on pay for performance, competitive programs to attract and retain talented executives, and aligning executive decisions with the interests of the Company and our shareholders. These elements are described in further detail in the pages that follow.

Compensation Element (and where to learn more)	Summary	Objectives
Base Salary (page 34)	Fixed level of cash compensation targeted to peer group median (but may vary based on performance, experience, responsibilities and other factors).	Attract and retain talented executives by providing competitive fixed cash compensation.
Annual Performance-Based Incentives (page 34)	Variable cash award based on achievement of pre-set performance goals for the year. Award opportunity is a percentage of base salary. Performance below threshold levels yields no incentive payment.	Drive achievement of key business results linked to long-term strategy and reward executives for their contributions to such results.
Balance compensation cost and return by paying awards based on performance.
Long-Term Performance-Based Incentives (page 37)	Variable equity award based on meeting pre-set performance objectives over a 3-year period. Award opportunity is a percentage of base salary. Performance below threshold levels yields no incentive payment.	Motivate executives and align their interests with those of shareholders by promoting long-term value growth and by paying awards in the form of equity.
Balance compensation cost and return by paying awards based on performance.
Annual RSU Grant (page 42)	Annual equity grants in the form of RSUs that vest in equal installments over 4 years. Amount of grant is a percentage of base salary.	Promote alignment of executive and shareholder interests by ensuring executives have significant ownership of HEI stock. Retain talented leaders through multi-year vesting.
Benefits (page 42)	Includes defined benefit pension plans and retirement savings plan (for HEI/utility employees) and defined contribution plan (for bank employees); deferred compensation plans; double-trigger change-in-control agreements; minimal perquisites; and an executive death benefit plan (frozen since 2009).	Enhance total compensation with meaningful and competitive benefits that promote peace of mind and contribute to financial security.
Double-trigger change-in-control agreements encourage focused attention of executives during major corporate transitions.

Modest changes to elements in 2013

On an annual basis, the Committee reviews and recommends each named executive officer's target compensation opportunity, which is composed of four of the five elements from the chart above: base salary, annual incentive opportunity at target, long-term incentive opportunity at target and annual RSU grant. The last three of these elements are established as a percentage of base salary.

The Committee made modest changes to the mix of elements for 2013, as shown in the chart below. For Ms. Lau, the only change was an increase in her target annual incentive opportunity from 90% to 100% of base salary; this increase in her compensation opportunity was deemed necessary to maintain consistency with the peer median level. For Mr. Rosenblum, the Committee made modest increases to his base salary and annual incentive opportunity. All other named executive officers received a base salary increase but no other changes to their mix of pay elements. These Committee decisions are described further in the sections that follow.

	Base Salary ($)		Annual Incentive (Target Opportunity[1] as % of Base Salary)		Long-term Incentive (Target Opportunity[1] as % of Base Salary)		Restricted Stock Units (Grant Value as % of Base Salary)

Name	2012	2013	2012	2013	2012-14	2013-15	2012	2013
Constance H. Lau	815,000	same	90	100	150	same	75	same
James A. Ajello	510,000	527,850	60	same	80	same	50	same
Chester A. Richardson	385,000	396,550	55	same	70	same	50	same
Richard M. Rosenblum	605,000	617,100	70	75	90	same	50	same
Richard F. Wacker	580,000	591,600	80	same	80	same	20	same
1
The threshold and maximum opportunities are 0.5 times target and 2 times target, respectively.

   COMPENSATION DISCUSSION AND ANALYSIS

Base salary

Base salaries for our named executive officers are reviewed and determined annually. In establishing base salaries for the year, the Committee considers competitive market data, internal equity, and each executive's level of responsibility, experience, expertise, performance and retention and succession considerations. The Committee strives to set base salaries at the competitive median, but may determine that the foregoing factors compel a higher or lower salary.

In February 2013, the Committee and Board determined that a larger percentage of the HEI CEO's pay opportunity should be based on performance. Thus, it was determined that Ms. Lau's base salary would remain unchanged and her annual incentive opportunity would be increased as described under "2013 target annual incentive opportunity" below. For 2013, Messrs. Ajello, Richardson, Rosenblum and Wacker received modest base salary increases to recognize their performance and maintain the market competitiveness of their pay. The percentage increases were as follows: Mr. Ajello (3.5%), Mr. Richardson (3%), Mr. Rosenblum (2%) and Mr. Wacker (2%). The resulting 2013 base salaries are shown on page 33.

Annual incentives

HEI named executive officers and other executives are eligible to earn an annual cash incentive award under HEI's Executive Incentive Compensation Plan (EICP) based on the achievement of performance goals for the year. Each year, the Committee determines the target annual incentive opportunity for each executive, performance metrics for the year, and goals for achievement in those metrics.

2013 target annual incentive opportunity

The target annual incentive opportunity is a percentage of base salary, with the threshold and maximum opportunities equal to 0.5 times and 2 times target, respectively. In establishing the target percentage for each executive, the Committee takes into account the mix of pay elements, competitive market data, internal equity, performance and other factors described above under "Base Salary."

The 2013 target annual incentive opportunities for the named executive officers are shown on page 33. For 2013, the Committee recommended, and the Board approved, raising the target opportunity for each of Ms. Lau (from 90% to 100%) and Mr. Rosenblum (from 70% to 75%) to increase the proportion of their compensation that is tied to performance and to be at levels closer to the annual incentive opportunities for similar positions at comparable companies.

2013 performance metrics, goals, results & payouts

The performance metrics for annual incentives are chosen because they connect directly to the Company's strategic priorities and correlate with creating shareholder value. The 2013 performance metrics for Ms. Lau, Mr. Ajello and Mr. Richardson related to the holding company, while the metrics for Mr. Rosenblum and Mr. Wacker concerned the utility and bank, respectively. The rationale for each metric is shown in the chart on the following page.

In addition to selecting performance metrics, the Committee determines the level of achievement required to attain the threshold, target and maximum goal for each metric. The level of difficulty of the goals reflects the Committee's belief that incentive pay should be motivational – that is, the goals should be challenging but achievable – and that such pay should be balanced with reinvestment in the Company and return to shareholders. Consistent with this approach, the Committee believes threshold should represent solid performance with positive financial/operating results, target should denote achievable goals that include a stretch factor and maximum should signify truly exceptional performance.

The target level for financial goals, such as net income, ROACE and ROA is generally set at the level of the Board-approved budget, which represents the level of accomplishment the Company seeks to achieve for the year. In setting the threshold and maximum levels, the Committee considers whether the risks to accomplishing the budget weigh more heavily toward the downside and how challenging it would be to achieve incremental improvements over the target level.

   COMPENSATION DISCUSSION AND ANALYSIS

The chart below identifies the 2013 annual incentive metrics, the objective each measure serves, the level of achievement required to attain the threshold, target and maximum levels for each metric, the results for 2013 and the corresponding payout as a percentage of the target opportunity. The results shown below for Mr. Wacker incorporate the Committee's decision to exclude the impact of two unusual events that affected the bank in 2013. For discussion of this decision, see page 36.

		Goals				Total Payout as % of Target
2013 Annual Incentive Performance Metrics & Why We Use Them
	Weighting	Threshold	Target	Maximum	Result
Lau, Ajello, Richardson
HEI Net Income[1] focuses on fundamental earnings growth, which correlates to shareholder value.	50%	$146M	$162M	$174M	$162M
						121%
HEI ROACE[2] measures profitability based on net income returned as a % of average common equity.	50%	8.6%	9.5%	10.2%	9.8%
Rosenblum
Utility Net Income[1] – see HEI Net Income above.	50%	$112M	$125M	$137M	$123M
Plant Additions[3] promotes execution of the utility's robust plant additions program, which is needed to achieve clean energy goals and maintain reliable service.	10%	$307M	$341M	$375M	$358M
Utility Safety[4] rewards improvements in workplace safety, promoting employee wellbeing and reducing expense.	10%	1.68 TCIR	1.46 TCIR	1.24 TCIR	1.59 TCIR
Renewable Energy[5] encourages development and integration of additional renewable energy into the utility's system.	5%	100 GWh	150 GWh	200 GWh	275 GWh	114%
Utility Employee Engagement[6] rewards growth in employee dedication and motivation, which are crucial to achieving the utility's objectives.	10%	67.9%	70.2%	72.5%	70.7%
Utility Customer Satisfaction[7] focuses on improving the customer experience through all points of contact with the utility.	10%	57	58	67	61
Utility Service Levels[8] promotes improvements in call center response rates.	5%	45%	50%	65%	67%
Wacker
Bank ROA[9] measures how efficiently the bank deploys its assets by comparing return to total assets.	40%	1.00%	1.10%	1.20%	1.16%	174%
Bank Net Income[10] – see HEI Net Income above.	60%	$51M	$56M	$60M	$59M
1
The HEI and Utility Net Income results represent HEI's and the utility's GAAP net income for the year, respectively.

2
The HEI ROACE result was calculated by dividing GAAP net income by GAAP average common equity for the year.

3
Utility Plant Additions represents plant additions to the utility rate base, net of in-kind contributions in aid of construction.

4
Utility Safety is measured by Total Cases Incident Rate (TCIR), a standard measure of employee safety. TCIR equals the number of Occupational Safety and Health Administration recordable cases as of 12/31/13 × 200,000 productive hours divided by productive hours for the year. The lower the TCIR the better.

5
Renewable Energy represents gigawatt hours (GWh) of additional renewable energy acquired during the year through a variety of methods, including new power purchase agreements, new generation projects, new biofuel supply contracts, and net energy metering and feed-in-tariff projects.

6
Utility Employee Engagement is based on employee engagement surveys conducted by a third party vendor and compares utility employee engagement to that of general industry and to utilities in particular.

7
Utility Customer Satisfaction is based on customer surveys conducted by a third party vendor.

   COMPENSATION DISCUSSION AND ANALYSIS

8
Utility Service Levels represents the percentage of calls answered in thirty seconds or less.

9
The Bank ROA result is the bank's non-GAAP core net income divided by its average total assets for the period. The bank's core net income is described in note 10 below. Average total assets is calculated by averaging the total assets for each day in the period.

10
The Bank Net Income result represents the bank's non-GAAP core net income for 2013, which differs from what is reported under GAAP because it excludes the adjustments for unusual events described below. For a reconciliation of the GAAP and non-GAAP results, see Exhibit A.

The following chart shows how Total Payout as a % of Target from the chart above is converted into a dollar value for each named executive officer. The payout amounts are also shown in the "Nonequity Incentive Plan Compensation" column of the Summary Compensation Table on page 48. The range of possible annual incentive payouts for 2013 is shown in the Grants of Plan Based Awards table on page 50.

Name	Target Opportunity (% of base salary)		Base Salary ($)		Target Payout ($)		Total Payout as a % of Target (%)		2013 Actual Annual Incentive Payout ($)[1]
Constance H. Lau	100	×	815,000	=	815,000	×	121	=	$989,643
James A. Ajello	60	×	527,850	=	316,710	×	121	=	$384,576
Chet A. Richardson	55	×	396,550	=	218,103	×	121	=	$264,839
Richard M. Rosenblum	75	×	617,100	=	462,825	×	114	=	$526,262
Richard F. Wacker	80	×	591,600	=	473,280	×	174	=	$823,554
1
Figures in chart may not calculate to amount shown in 2013 Actual Annual Incentive Payout due to rounding of the Total Payout as % of Target. Total Payout as % of Target was rounded for ease of presentation.

Adjustments for unusual events

The Committee considers adjustments to performance results with caution and only in circumstances that are unforeseen and unique or extraordinary. The Committee recognizes that the two operating subsidiaries are heavily regulated and external forces can impact incentive plans significantly. Concurrently, the Committee is mindful of only considering adjustments that are warranted and will also serve the long-term interests of shareholders.

In determining the bank's 2013 net income and ROA performance for purposes of the 2013 annual incentive and 2011-13 long-term incentive plans, the Committee considered the effects of two unusual events that were material to the bank. The first event was the unanticipated application to the bank of the debit card interchange fee cap under the Durbin Amendment to the Dodd-Frank Act (see Durbin Amendment summary below), which had a negative impact of $3 million on the bank's net income for 2013. The second was the bank's sale of its credit card portfolio, which had a favorable impact of $1.2 million in 2013.

The Committee determined that it was appropriate to exclude both events, resulting in a net $1.8 million increase in the bank's net income for purposes of 2013 performance under the incentive plans. The Committee deemed the exclusion of the Durbin Amendment impact to be appropriate because the fee caps were not anticipated to apply to banks the size of American Savings Bank, its application to the bank was unrelated to bank management's actions, and because of its material negative impact on the bank and its pre-established incentive plans.

The Committee believes that certain positive outcomes should also be considered for exclusion, depending on the circumstances. The Committee concluded that the favorable impact of the bank's 2013 credit card portfolio sale should be excluded from 2013 performance for purposes of the incentive plans because, although the transaction was under negotiation at the time the goals were established, it was not reflected in the bank's goals when considering the uncertainty associated with closing the transaction.

The Committee decided that these exclusions should not apply to the holding company named executive officers (Ms. Lau, Mr. Ajello and Mr. Richardson) for the 2013 annual incentive and 2011-13 long-term incentive plans because their impact on HEI's 2013 results was less significant and therefore the holding company plan retained its incentivizing effect without any adjustment.

   COMPENSATION DISCUSSION AND ANALYSIS

Durbin Amendment summary

Section 1075 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), known as the Durbin Amendment, requires the Federal Reserve to issue regulations limiting debit card interchange fees. The Durbin Amendment exempts issuers with assets of less than $10 billion from the fee cap. This exemption is known as the "small issuer exemption." The Congressional intent of the $10 billion threshold was to protect the profitability of smaller community banks like American Savings Bank, which has approximately $5 billion in assets.

Other financial reform provisions of the Dodd-Frank Act define assets as including assets of affiliates that are "financial in nature"; however, the implementing regulations for the Durbin Amendment did not distinguish financial from non-financial affiliates when calculating asset size. Thus, the inclusion of the approximately $5.1 billion in assets of HEI's utility causes the bank to be subject to the Durbin Amendment's interchange fee cap in the same manner as far larger banks. None of the bank's performance peers (banks with assets in the $3.5 to $8 billion range) are subject to the fee caps.

The fee caps applied to the bank for six months of 2013 (with a negative net income impact of $3 million), but will apply for twelve months of the year starting in 2014 (with an anticipated negative net income impact of approximately $6 million per year). While these effects are unfortunate, HEI and the Board believe they are outweighed by the substantial benefits to the Company and its shareholders of growing the utility rate base and permitting the assets of the consolidated HEI enterprise to exceed $10 billion.

Long-term incentives

HEI named executive officers and other executives are also eligible to earn equity awards under HEI's Long-Term Incentive Plan (LTIP) based on achievement of performance goals over rolling three-year periods. These incentives are designed to directly tie executive interests with those of shareholders by rewarding executives for long-term value growth and by paying such awards in HEI stock. Because award opportunities are established as a number of shares of HEI stock, executives are exposed to the risk of change in HEI's stock price during the performance period. The three-year performance periods foster a long-term perspective and provide balance with the shorter-term focus of the annual incentive program. In addition, the overlapping three-year performance periods encourage sustained high levels of performance because at any one time three separate potential awards are affected by current performance.

Similar to the annual incentives, in developing long-term incentives, the Committee determines the target incentive opportunity for each executive, performance metrics for the three-year period and goals for achievement in each metric.

2013-15 long-term incentives

2013-15 target long-term incentive opportunity

As with the annual incentives, the target long-term incentive opportunity is a percentage of base salary, with the threshold and maximum opportunities equal to 0.5 times and 2 times target, respectively. In establishing the target percentage for each executive, the Committee considers the mix of pay elements, competitive market data, internal equity, performance and other factors described above under "Base Salary."

The Committee made no changes to the target incentive opportunities for 2013-15, as it determined that the target long-term incentive opportunities for the prior performance period remained appropriate. The 2013-15 target long-term incentive opportunities for the named executive officers are shown on page 33. Such target opportunities were converted into a potential number of shares to be received at threshold, target and maximum performance levels based on the fair market value of HEI Common Stock on the date the award opportunities were established. The range of possible 2013-15 long-term incentive payouts is shown in the Grants of Plan Based Awards table on page 50.

   COMPENSATION DISCUSSION AND ANALYSIS

2013-15 performance metrics and goals

The performance metrics for long-term incentives are chosen for their direct relation to creating long-term value for shareholders. HEI Relative TSR is a long-term performance metric for each named executive officer. Ms. Lau, Mr. Ajello and Mr. Richardson have additional metrics connected to holding company performance and Mr. Rosenblum and Mr. Wacker have other metrics focused on the subsidiaries they oversee.

In addition to selecting performance metrics, the Committee determines the level of achievement required to attain threshold, target and maximum performance for each metric. The same principles the Committee applies to annual incentive goals apply to long-term incentive goals. As such, the level of difficulty of the goals reflects the Committee's belief that incentive pay should be motivational – that is, the goals should be challenging but achievable – and that such pay should be balanced with reinvestment in the Company and return to shareholders. Consistent with this approach, the Committee believes threshold should represent solid performance with positive financial/operating results, target should denote achievable goals that include a stretch factor and maximum should signify truly exceptional performance.

The target level for financial goals, such as three-year average net income and three-year ROACE, relate to the levels the Company seeks to achieve over the performance period. In setting the threshold and maximum levels, the Committee considers whether the risks to accomplishing those levels weigh more heavily toward the downside and how challenging it would be to achieve incremental improvements over the target result. For the 2013-15 period, the Committee chose the metrics and goals in the chart on the following page to encourage long-term achievement of earnings and growth in shareholder value.

After the goals for 2013-15 long-term incentives were established, the Committee determined that the 2013-15 HEI net income and ROACE and bank net income and relative ROA results should be adjusted to reflect the Durbin Amendment impact described on page 36. The Committee believes this treatment is appropriate because the Durbin Amendment was not expected to affect the Company at the time the goals were established, the anticipated $6 million negative impact in each year of the 2013-15 period would materially affect both the holding company and bank for all three years of the performance period and, as such, the ability of the plans to incentivize executive performance would be undermined without such action. Accordingly, the Committee will adjust the results at the end of the performance period to exclude the Durbin Amendment impact.

   COMPENSATION DISCUSSION AND ANALYSIS

		Goals
2013-15 Long-Term Incentive Performance Metrics & Why We Use Them
	Weighting	Threshold	Target	Maximum

Lau, Ajello, Richardson
HEI Relative TSR[1] compares the value created for HEI shareholders to that created by other investor-owned electric companies (EEI Index).	50%	30th percentile	50th percentile	75th percentile
HEI 3-year Avg. Net Income[2] focuses on fundamental earnings growth, which correlates to shareholder value.	25%	$168M	$190M	$206M
HEI 3-year ROACE[3] measures profitability based on net income returned as a % of average common equity.	25%	9%	9.9%	10.3%
Rosenblum
HEI Relative TSR[1] – see above.	50%	30th percentile	50th percentile	75th percentile
Utility 3-year ROACE as a % of Allowed Return[4] measures the performance of the utility and its subsidiaries in attaining the level of ROACE they are permitted to earn by their regulator.	25%	74%	84%	94%
Utility 3-year Avg. Net Income[2] – see HEI measure above.	25%	$136.5M	$147.1-156.2M	$166.8M
Wacker
Bank Relative ROA[5] compares how efficiently the bank deploys its assets compared to its performance peers (Bank Performance Peers).	40%	60-69th percentile	70-79th percentile	80-100th percentile
Bank 3-year Avg. Net Income[2] – see HEI measure above.	40%	$54M	$57M	$60M
HEI Relative TSR[1] – see above.	20%	30th percentile	50th percentile	75th percentile
1
HEI Relative TSR compares HEI's TSR to that of the companies in the EEI Index (see Exhibit B for companies that comprised the EEI Index in 2013). For LTIP purposes, TSR is the sum of the growth in price per share of HEI Common Stock based on the December month-average share price at the beginning of the performance period compared to the December month-average share price at the end of the performance period, plus dividends during the period, assuming reinvestment, divided by the beginning December month-average share price.

2
3-year Average Net Income for HEI, the utility and the bank is the average over the performance period of the applicable entity's GAAP net income, adjusted for exclusions allowed by the Committee. Committee-authorized adjustments of bank and utility results will be applied for purposes of calculating HEI results. For 2013-15, the bank's and HEI's net income will be adjusted to exclude the Durbin Amendment impact described above.

3
HEI 3-year ROACE is HEI's average net income divided by average common equity for the period, adjusted for exclusions the Committee allows for bank and utility results.

4
Utility 3-year ROACE as a % of Allowed Return is the utility's consolidated average ROACE for the performance period compared to the weighted average of the allowed ROACE for the utility and its subsidiaries as determined by the Hawaii Public Utilities Commission for the same period.

5
Bank Relative ROA represents how the bank's ROA compared to the ROA of the Bank Performance Peers during the performance period. The result is obtained by (i) comparing the bank's ROA to the ROA of the performance peers for each year in the period, resulting in a percentile ranking and (ii) taking the average of the bank's ranking for the three years. ROA is the bank's net income divided by average total assets for the year, adjusted for exclusions allowed by the Committee. Average total assets is determined by averaging the daily total assets for each day of the year. See Exhibit C for the 2013 Bank Performance Peers.

Shareholders, customers and employees all benefit when the above goals are met. Achievement of these goals makes HEI, the utility and the bank stronger financially, enabling HEI to raise capital at favorable rates for reinvestment in the operating companies and supporting dividends to shareholders. From a historical perspective, long-term incentive payouts are not easy to achieve, nor are they guaranteed. HEI and its utility and bank subsidiaries face significant external challenges in the 2013-15 period. Extraordinary leadership on the part of the named executive officers will be needed to achieve the long-term objectives required for them to earn the incentive payouts.

   COMPENSATION DISCUSSION AND ANALYSIS

2011-13 long-term incentives

The Committee established the 2011-13 long-term incentive opportunities, performance metrics and goals in February 2011. Those decisions were described in the proxy statement for our 2012 Annual Meeting and are summarized again below to provide context for the payouts for the 2011-13 period.

2011-13 target long-term incentive opportunity

In February 2011, the Committee established the following 2011-13 target incentive opportunities as a percentage of named executive officer base salary. The target opportunities were converted into a potential number of shares based on the fair market value of HEI Common Stock on the date the award opportunities were established.

Name	2011-13 Target Opportunity (as % of Base Salary)	2011-13 Target Opportunity (in shares)
Constance H. Lau	140%	45,731
James A. Ajello	80%	14,589
Chester A. Richardson	70%	10,403
Richard M. Rosenblum	90%	21,715
Richard F. Wacker	80%	17,653

2011-13 performance metrics, goals, results & payouts

The Committee established the 2011-13 performance metrics and goals below in February 2011. The Committee selected the metrics for their correlation with long-term shareholder value and alignment with the multi-year strategic plans of HEI and its utility and bank subsidiaries. The chart below identifies the 2011-13 long-term incentive metrics, the objective each measure serves, the level of achievement required to attain the threshold, target and maximum levels for each metric, the results for 2011-13 and the corresponding payout as a percentage of target.

The results shown with respect to Mr. Wacker incorporate the Committee's decisions to exclude the 2013 impact of the unusual events described on page 36.

For Ms. Lau, Mr. Ajello, Mr. Richardson and Mr. Rosenblum, the results reflect the exclusion of the impact of unusual material events that affected the utility and HEI in 2011 and 2012. With respect to 2011, in February 2012 the Committee and Board approved the exclusion of an after-tax writedown of approximately $6 million that related to costs for a utility transmission project, consistent with a utility regulatory settlement. For 2012, the Committee and Board approved in February 2013 the exclusion of an after-tax writedown of approximately $24 million that resulted from a utility regulatory settlement which was designed to benefit the Company, utility customers, and shareholders over a multi-year period. Anticipated benefits of the settlement included the ability to recover $52 million in costs and the acceleration of cost recovery each year from 2014 to 2017 for our largest utility. In reaching their decision to exclude the impact of the writedown for purposes of incentive compensation, the Committee and Board considered that, on a non-adjusted basis, in 2012 HEI and the utility achieved among their strongest performance in the past decade, the settlement and related writedown were not contemplated at the time the performance goals were established, the settlement and writedown were in the long-term best interests of the Company, its shareholders and utility customers, and executives should be encouraged to take such actions.

   COMPENSATION DISCUSSION AND ANALYSIS

		Goals				Total Payout as % of Target
2011-13 Long-Term Incentive Performance Metrics & Why We Use Them
	Weighting	Threshold	Target	Maximum	Result

Lau, Ajello, Richardson
HEI Relative TSR[1] compares the value created for HEI shareholders to that created by other investor-owned electric companies (EEI Index).	50%	30th percentile	50th Percentile	75th percentile	27th percentile
						26%
HEI 3-year Avg. Net Income[2] focuses on fundamental earnings growth, which correlates to shareholder value.	50%	$155M	$175M	$187M	$156M
Rosenblum
HEI Relative TSR[1] – see above.	40%	30th percentile	50th percentile	75th percentile	27th percentile
Utility 3-year ROACE as a % of Allowed Return[3] measures the performance of the utility and its subsidiaries in attaining the level of ROACE they are permitted to earn by their regulator.	30%	79%	84%	89%	80%	18%
Utility 3-year Avg. Net Income[4] – see HEI measure above.	30%	$118M	$131M	$144M	$117M
Wacker
Bank ROA[5] measures how efficiently the bank deploys its assets.	40%	1.05%	1.15%	1.25%	1.19%
Bank 3-year Avg. Net Income[6] – see HEI measure above.	40%	$57M	$62M	$66M	$59M	85%
HEI Relative TSR[1] – see above.	20%	30th percentile	50th percentile	75th percentile	27th percentile
1
HEI Relative TSR compares HEI's TSR to that of the companies in the EEI Index (see Exhibit B for companies that comprised the EEI Index in 2013). For LTIP purposes, TSR is the sum of the growth in price per share of HEI Common Stock based on the December month-average share price at the beginning of the performance period to the December month-average share price at the end of the performance period, plus dividends during the period, assuming reinvestment, divided by the beginning December month-average share price.

2
The 2011-13 HEI 3-year Average Net Income result is the average of HEI's non-GAAP core net income for 2011 and 2012 and GAAP net income for 2013. Non-GAAP core net income differs from what is reported under GAAP because it excludes the impact of the unusual events in 2011 and 2012 described above. The adjustment made in 2013 for bank results was not made for purposes of HEI results. For a reconciliation of the GAAP and non-GAAP results, see Exhibit A.

3
The Utility ROACE as % of Allowed Return result represents the utility's consolidated average ROACE for the performance period compared to the weighted average of the allowed ROACE for the utility and its subsidiaries as determined by the Hawaii Public Utilities Commission for the same period. The calculation of utility consolidated average ROACE included the adjustments described above for 2011 and 2012, both for net income and common equity.

4
The Utility 3-year Average Net Income result is the average of the utility's non-GAAP core net income for 2011 and 2012 and GAAP net income for 2013. Non-GAAP core net income differs from what is reported under GAAP because it excludes the impact of the unusual events in 2011 and 2012 described above. For a reconciliation of the GAAP and non-GAAP results, see Exhibit A.

5
The Bank ROA result is the bank's GAAP net income for 2011 and 2012 and its non-GAAP core net income for 2013 divided by its average total assets for the performance period. Average total assets is calculated by averaging the daily total assets for each day in the performance period. For a reconciliation of the GAAP and non-GAAP results, see Exhibit A.

6
The Bank 3-year Average Net Income result is the average of the bank's GAAP net income for 2011 and 2012 and its non-GAAP core net income for 2013. Non-GAAP core net income differs from what is reported under GAAP because it excludes the impact of the unusual events in 2013 described on page 36. For a reconciliation of the GAAP and non-GAAP results, see Exhibit A.

   COMPENSATION DISCUSSION AND ANALYSIS

The following chart shows how Total Payout as a % of Target from the chart above is converted into a number of shares earned (plus dividend equivalents on earned shares) for each named executive officer. The payouts are also shown in the Option Exercises and Stock Vested table on page 52.

	Target		Total Payout as a		2011-13 Incentive Payout[1]
Name	Opportunity (in shares)		% of Target (%)		(shares)	(dividend equivalents)

Constance H. Lau	45,731	×	26%	=	12,005	1,885
James A. Ajello	14,589	×	26%	=	3,830	601
Chet A. Richardson	10,403	×	26%	=	2,731	429
Richard M. Rosenblum	21,715	×	18%	=	3,909	614
Richard F. Wacker	17,653	×	85%	=	15,005	2,356
1
Figures in chart may not calculate to number of shares shown in 2011-13 Incentive Payout column due to rounding of the Total Payout as % of Target for Ms. Lau, Mr. Ajello and Mr. Richardson. Total Payout as % of Target for such executives was rounded for ease of presentation.

Update on 2012-14 long-term incentives

Performance results for 2012-14 long-term incentives will be certified in February 2015. In 2013, the Committee determined that the 2013 and 2014 bank and holding company results for purposes of 2012-14 long-term incentives should be adjusted to reflect the Durbin Amendment impact described on page 36. The Committee believes this treatment is appropriate because the Durbin Amendment was not expected to impact the Company when the goals were established and because it will materially affect the holding company and bank for two years of the 2012-14 performance period and, as such, the ability of the plan to incentivize executive performance would be undermined without such action. Accordingly, the Committee will adjust the results at the end of the performance period to exclude the Durbin Amendment impact. The adjustment for the 2012 writedown with respect to the utility settlement described on page 40 will apply to 2012 utility and holding company results for purposes of 2012-14 long-term incentives.

Restricted stock units

HEI named executive officers are eligible to receive annual equity-based grants in the form of RSUs that vest over a four-year period. RSUs offer executives the opportunity to receive shares of HEI Common Stock when the restrictions lapse, generally subject to continued employment with the Company. The value of the annual RSU grant is a percentage of the executive's base salary as shown on page 33. These awards are designed to focus executives on creating long-term value for shareholders and other stakeholders. Since they take four years to fully vest, the RSUs also promote retention. The RSUs vest and convert to shares of HEI Common Stock (plus compounded dividend equivalent shares) in equal annual installments beginning one year from the date of grant. The 2013 RSU grants are set forth in the 2013 Grants of Plan-Based Awards table on page 50.

Benefits

Retirement and savings plans

HEI, Hawaiian Electric Company and American Savings Bank provide retirement benefits to named executive officers to promote financial security in recognition of years of service and to attract and retain high-quality leaders.

HEI and Hawaiian Electric Company employees (including each named executive officer employed by HEI or Hawaiian Electric Company) are eligible to participate in the HEI Retirement Plan, which is a tax-qualified defined benefit pension plan, and to save for retirement on a tax-deferred basis through HEI's 401(k) Plan, which does not provide matching contributions for participants who joined the Company before May 1, 2011. In 2011, HEI amended the HEI Retirement Plan and HEI 401(k) Plan to create a new benefit structure for employees hired on or after May 1,

   COMPENSATION DISCUSSION AND ANALYSIS

2011. Employees covered by the new benefit structure receive a reduced pension benefit under the HEI Retirement Plan, but are eligible for limited matching contributions under the HEI 401(k) Plan. These changes are intended to lower the cost of pension benefits over the long term. None of the named executive officers who participate in the HEI 401(k) Plan receive matching contributions under that plan, since all of them joined the Company prior to May 1, 2011.

Additional retirement benefits that cannot be paid from the HEI Retirement Plan due to Internal Revenue Code limits are provided to named executive officers and other executives through the nonqualified HEI Excess Pay Plan. Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans and on the amount of annual benefits that can be paid from qualified retirement plans. This allows those participating in the HEI Excess Pay Plan a total retirement benefit at the same general percentage of final average pay afforded to other employees under the HEI Retirement Plan. When he joined Hawaiian Electric Company in 2009, Mr. Rosenblum received two years of additional credited service for purposes of calculating his retirement benefits under the HEI Excess Pay Plan.

American Savings Bank employees, including its president and CEO (who is a named executive officer), may participate in the American Savings Bank 401(k) Plan, a qualified defined contribution retirement plan that enables employees to save for retirement on a tax-deferred basis. After an employee has completed one year of service, American Savings Bank matches the employee's contributions on a dollar-for-dollar basis up to 4% of eligible compensation deferred. In 2013, eligible compensation was capped at $255,000. American Savings Bank also provides discretionary, nonelective profit sharing contributions to the accounts of employees who are employed on the last day of the plan year or terminate employment during the plan year because of retirement, death or disability. Mr. Wacker received matching contributions and a profit sharing contribution under the plan in 2013, in each case limited to the amount permitted based on eligible compensation.

Retirement benefits are discussed in further detail in the 2013 Pension Benefits table and related notes below.

Deferred compensation plans

HEI provides named executive officers and other executives the opportunity to participate in plans that allow them to defer portions of compensation and the resulting tax liability.

Executives of HEI and Hawaiian Electric Company and directors of HEI, Hawaiian Electric Company and American Savings Bank may participate in the HEI Deferred Compensation Plan, a nonqualified deferred compensation plan implemented in 2011 that allows deferral of portions of the participants' cash compensation, with certain limitations, and provides investment opportunities that are substantially similar to those available under HEI's 401(k) Plan. There are no matching or other employer contributions under this plan. Messrs. Ajello and Richardson participated in the HEI Deferred Compensation Plan in 2013. HEI and Hawaiian Electric Company executives were also eligible to defer payment of annual and long-term incentive awards and the resulting tax liability under a prior nonqualified deferred compensation plan, although no named executive officer has participated in that plan.

The American Savings Bank Select Deferred Compensation Plan is a nonqualified deferred compensation plan that allows senior members of American Savings Bank management to defer up to 100% of current salary, annual bonus and commissions. Pursuant to a 2009 amendment, the plan provides for employer matching contributions and profit sharing contributions. These matching and profit sharing contributions are in an amount that would have been made to the executive's American Savings Bank 401(k) Plan account if not for tax limits on eligible compensation. Ms. Lau participated in the American Savings Bank Select Deferred Compensation Plan during her employment with American Savings Bank. Mr. Wacker did not elect to defer compensation under such plan in 2013, but did receive a profit sharing contribution to his account under the plan for the amount that could not be contributed to his 401(k) Plan account due to tax limits on eligible compensation. Such profit sharing contribution is included in the "All Other Compensation" column of the Summary Compensation Table below.

Deferred compensation benefits are discussed in further detail in the 2013 Nonqualified Deferred Compensation table and related notes below.

   COMPENSATION DISCUSSION AND ANALYSIS

Executive Death Benefit Plan (frozen since 2009)

In September 2009, HEI froze the Executive Death Benefit Plan of HEI and Participating Subsidiaries, which provides death benefits to an executive's beneficiaries following the executive's death while employed or after retirement. As part of the freeze, HEI closed the plan to new participants and ceased all benefit accruals for current participants (i.e., there will be no increase in death benefits due to salary increases after September 9, 2009). Under contracts with plan participants in effect before September 9, 2009, the death benefits were grossed up for tax purposes. This treatment was considered appropriate because the executive death benefit is a form of life insurance and traditionally life insurance proceeds have been tax-exempt. Ms. Lau and Messrs. Ajello, Richardson and Rosenblum are covered under the Executive Death Benefit Plan. Mr. Wacker is not covered under the plan because he joined American Savings Bank after the plan was frozen. Death benefits are discussed in further detail in the 2013 Pension Benefits table and related notes below.

Double-trigger change-in-control agreements

The Committee and Board consider change-in-control agreements to be an appropriate tool to recruit executives as an expected part of their compensation package, to encourage the continued attention of key executives to the performance of their duties without distraction in the event of a potential change in control and to assist in retaining key executives. Change-in-control agreements can protect against executive flight during a transaction when key executives might, in the absence of the agreement, leave the Company and accept employment elsewhere. Accordingly, each of the named executive officers has a change-in-control agreement.

All of the change-in-control agreements are double trigger, which means that the executives receive severance payments only if there is both a change in control and they lose their jobs as a result. In determining the amount an executive is eligible to receive in such an event, the Committee takes into account the executive's expected role in a potential transaction, value to the organization and internal equity. The agreements approved by the Committee provide for a cash lump sum payment of three times base salary plus annual incentive for Ms. Lau and two times base salary plus annual incentive for Messrs. Ajello, Richardson, Rosenblum and Wacker. The annual incentive pay used in calculating the severance payment is the greater of the current annual incentive target or the largest actual annual incentive payout during the preceding three fiscal years. Aggregate payments under these agreements are limited to the maximum amount deductible under Section 280G of the Internal Revenue Code and there are no tax gross ups with respect to payments under these agreements. Payment of the severance benefits is conditioned on the Company receiving a release of claims by the executive.

The change-in-control agreements have initial terms of two years and automatically renew for an additional year on each anniversary unless 90 days' notice of nonrenewal is provided by either party, so that the protected period is at least one year upon nonrenewal. The agreements remain in effect for two years following a change in control. The agreements define a change in control as a change in ownership of HEI, a substantial change in the voting power of HEI's securities or a change in the majority of the composition of the Board following consummation of a merger, tender offer or similar transaction. The agreements for Messrs. Rosenblum and Wacker also define a change in control as a change in ownership of Hawaiian Electric Company and American Savings Bank, respectively. Change-in-control benefits are discussed in further detail in the Potential Payments upon Termination or Change in Control section and related notes below.

Minimal perquisites

HEI provides minimal other compensation to the named executive officers because such items are commonly provided to business executives in Hawaii, such as club memberships primarily for the purpose of business entertainment, or are necessary to recruit executives, such as relocation expenses or extra weeks of vacation. In 2013, each named executive officer had a Company-paid club membership for the primary purpose of business entertainment expected of executives in their positions.

   COMPENSATION DISCUSSION AND ANALYSIS

Mr. Ajello, Mr. Richardson and Mr. Rosenblum receive four weeks of vacation annually, which is more than other employees with similar length of service typically receive. Mr. Wacker receives 28 days of paid time off annually, which is more than bank employees with similar length of service below the senior vice president level receive.

No new tax gross ups

HEI has eliminated nearly all tax gross ups. There are no tax gross ups on club membership initiation fees or membership dues, or in the change-in-control agreements for the named executive officers. As discussed under "Executive Death Benefit Plan," tax gross ups of death benefits only apply to the executives who participated in the Executive Death Benefit Plan prior to September 9, 2009 (the date the plan was frozen).

Additional policies and information

Our programs are designed to guard against excessive risk

HEI's compensation policies and practices are designed to encourage executives to build value for shareholders and key stakeholders (including customers of our businesses), and to discourage decisions that introduce inappropriate risks.

HEI's Enterprise Risk Management (ERM) function is principally responsible for identifying and monitoring risk at the holding company and its subsidiaries, and for reporting high risk areas to the Board and designated Board committees. As a result, all HEI directors, including those who serve on the Committee, are apprised of risks that could have a material adverse effect on HEI.

Risk assessment. On an annual basis, the Committee reviews a risk assessment of compensation programs in place at HEI and its subsidiaries, which is updated annually by the Company's ERM function. As a result of its review of the risk assessment of compensation programs in place in 2013, the Committee believes that the Company's compensation plans do not encourage risk taking that is reasonably likely to have a material adverse effect on the Company.

Risk mitigation features of our programs.    Our compensation programs incorporate the following features to promote prudent decision-making and guard against excessive risk:

•

Financial performance objectives for the annual incentive program are linked to Board-approved budget guidelines, and nonfinancial measures (such as customer satisfaction, safety, employee engagement and renewable energy) are aligned with the interests of all of HEI stakeholders.

•

An executive compensation recovery policy ("clawback policy") permits recoupment of performance-based compensation paid to executives found personally responsible for fraud, gross negligence or intentional misconduct that causes a restatement of HEI's financial statements.

•

Annual and long-term incentive awards are capped at maximum performance levels.

•

Financial opportunities under long-term incentives are greater than those under annual incentives, emphasizing the importance of long-term outcomes.

•

Share ownership and retention guidelines, requiring named executive officers to hold significant amounts of HEI stock, promote a shared interest in HEI's long-term performance.

•

Long-term incentive plan payouts are 100% equity-based, so executives share in the same upside potential and downside risk as all shareholders.

•

Annual grants of RSUs and long-term incentives vest over a period of years to encourage sustained performance.

•

Performance-based plans use a variety of financial metrics (e.g., net income, ROACE, TSR) and nonfinancial performance metrics (e.g., renewable energy initiatives, customer satisfaction and employee engagement) that correlate with long-term creation of shareholder value and are impacted by management decisions.

•

The Committee and Board continuously monitor risks faced by the enterprise, including through management presentations at quarterly meetings and through periodic written reports from management.

   COMPENSATION DISCUSSION AND ANALYSIS

Share ownership and retention are required throughout employment with the Company

HEI named executive officers are required to own and retain HEI stock throughout employment with the Company. Each officer subject to the requirements has until January 1 of the year following the fifth anniversary of the later of (i) amendment to his or her required level of stock ownership or (ii) first becoming subject to the requirements (compliance date) to reach the following ownership levels:

Position	Value of Stock to be Owned
HEI President & CEO	5x base salary
Other Named Executive Officers	2x base salary

The initial compliance dates are January 1, 2015 for Ms. Lau and January 1, 2016 for the other named executive officers. All named executive officers already exceed the specified level of stock ownership for their positions.

Until reaching the applicable stock ownership target, officers subject to the requirements must retain all shares received in payout under the Long-Term Incentive Plan and 20% of shares received through the exercise of nonqualified stock options or stock appreciation rights or through the vesting of restricted stock or RSUs. The Committee has the authority to approve hardship exceptions to these retention requirements.

Hedging and pledging are prohibited

The Company's Insider Trading Policy prohibits all directors, officers and employees of HEI and its subsidiaries (as well as the spouses, minor children, adult family members sharing the same household and any other person for whom the director, officer or employee exercises substantial control over such person's securities trading decisions) from trading in options, warrants, puts, calls or similar instruments on Company securities, making short sales in Company securities, holding Company securities in margin accounts or pledging Company securities.

Clawback policy applies to performance-based pay

HEI has a formal executive compensation clawback policy that applies to any performance-based compensation awarded to an executive officer. Under that policy, in the event the financial statements of HEI or any of its subsidiaries are significantly restated, the Committee and Board will review the circumstances that caused the need for the restatement and determine whether fraud, gross negligence or intentional misconduct were involved. If so, the Board may direct the Company to recover all or a portion of any performance-based award from the executive officer(s) found personally responsible. The SEC is required to issue regulations concerning clawback policies pursuant to the Dodd-Frank Act. HEI will amend its clawback policy to ensure it is consistent with such rules as and when required.

The Committee considers tax and accounting impacts on compensation

In designing compensation programs, the Committee considers tax and accounting implications of its decisions, along with other factors described in this Proxy Statement.

Tax matters.    A key tax consideration is the potential impact of Section 162(m) of the Internal Revenue Code. Section 162(m) disallows a publicly traded company a federal income tax deduction for compensation over $1 million paid to the CEO or any of the next three most highly compensated executive officers (other than the chief financial officer), unless the amount above $1 million meets the requirements to be deemed performance-based compensation. HEI's incentive compensation plans and awards are generally intended to comply with Section 162(m), although the Committee may award compensation that is not deductible if it believes it is reasonable and

   COMPENSATION DISCUSSION AND ANALYSIS

appropriate to do so. Another tax consideration factored into the design of the Company's compensation programs is compliance with the requirements of Section 409A of the Internal Revenue Code, which can impose additional taxes on participants in deferred compensation arrangements.

Accounting matters.    In establishing performance goals for equity compensation, the Committee considers the impact of accounting rules in determining how discretion may be used. Accounting rules also prescribe the way in which compensation is expensed. For example, under GAAP, compensation is generally expensed when earned. Financial Accounting Standards Board Accounting Standards Codification Topic 718 generally requires that equity compensation awards be accounted for based on their grant date fair value and vesting periods. The Committee may determine that there should not be any incentive payout that would result solely from a new way of accounting for a financial measure or vice versa.

COMPENSATION COMMITTEE REPORT

The Compensation Committee, which is composed solely of independent directors, has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into HEI's Annual Report on Form 10-K for the year ended December 31, 2013.

Compensation Committee

Thomas B. Fargo, Chairperson
A. Maurice Myers
Jeffrey N. Watanabe

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of the three independent directors listed above. No member of the Compensation Committee during 2013 was an employee or former employee of HEI. During 2013, no member of the Compensation Committee had a relationship that must be described under SEC rules regarding disclosure of related person transactions. In 2013, none of HEI's executive officers served on the compensation committee (or its equivalent) or board of directors of another entity, excluding tax-exempt organizations, where an executive officer of such an entity served on HEI's Compensation Committee or Board of Directors.

   EXECUTIVE COMPENSATION

 EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table shows HEI named executive officer total compensation for 2011, 2012 and 2013 as calculated under Securities and Exchange Commission (SEC) rules. Cash compensation earned for the applicable year is reported in the "Salary," "Bonus," and "Nonequity Incentive Plan Compensation" columns. The "Stock Awards" column is comprised of (i) the opportunity to earn shares of Company stock in the future if performance metrics are achieved and (ii) shares that vest over time and may be forfeited in whole or in part if the executive leaves before the applicable vesting period ends. The "Change in Pension Value and Nonqualified Deferred Compensation Earnings" column sets forth the change in value of pension and executive death benefits, which can fluctuate significantly from year-to-year based on changes in discount rates and other actuarial assumptions and does not necessarily reflect the benefit to be received by the executive. "Total Without Change in Pension Value" shows total compensation as determined under SEC rules minus the change in pension value and executive death benefits.

2013 SUMMARY COMPENSATION TABLE

Name and 2013 Principal Positions	Year	Salary ($)	Bonus ($)[1]	Stock Awards ($)[2]	Nonequity Incentive Plan Compensation ($)[3]	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)[4]	All Other Compensation ($)[5]	Total Without Change in Pension Value ($)[6]	Total ($)
Constance H. Lau	2013	815,000	—	1,965,583	989,643	—	—	3,770,226	3,770,226
HEI President & CEO	2012	815,000	—	1,945,033	1,467,000	1,572,661	23,976	4,251,009	5,823,670
American Savings Bank Chair	2011	815,000	—	1,951,782	853,222	1,645,834	31,137	3,651,141	5,296,975
Hawaiian Electric Company Chair
James A. Ajello	2013	527,850	—	731,747	384,576	178,311	25,307	1,669,480	1,847,791
HEI Executive Vice	2012	510,000	—	700,124	589,050	359,587	25,971	1,825,145	2,184,732
President & Chief Financial Officer	2011	473,750	—	891,260	313,980	231,273	23,469	1,702,459	1,933,732
Chester A. Richardson	2013	396,550	—	505,806	264,839	15,551	—	1,167,195	1,182,746
HEI Executive Vice	2012	385,000	—	486,532	407,619	291,888	—	1,279,151	1,571,039
President, General	2011	370,800	—	499,596	206,564	220,841	16,574	1,093,534	1,314,375
Counsel, Secretary & Chief Administrative Officer
Richard M. Rosenblum	2013	617,100	—	923,846	526,262	180,770	27,509	2,094,717	2,275,487
Hawaiian Electric Company	2012	605,000	—	886,652	484,378	482,246	29,210	2,005,240	2,487,486
President & CEO	2011	602,000	—	873,872	529,013	337,515	25,696	2,030,581	2,368,096
Richard F. Wacker	2013	591,600	—	612,023	823,554	—	55,030	2,082,207	2,082,207
American Savings Bank	2012	580,000	—	596,899	584,982	—	50,243	1,812,124	1,812,124
President & CEO	2011	550,000	—	587,042	577,346	—	25,000	1,739,388	1,739,388
1
Bonus.  Represents any cash bonus not awarded under a nonequity incentive plan. None of the named executive officers have received any such bonus in the years covered by the above table. Cash incentive compensation awarded under nonequity incentive plans is reported under "Nonequity Incentive Plan Compensation."

2
Stock Awards.  These amounts represent the aggregate grant date fair value of stock awards granted in the years shown computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718). These amounts comprise: (i) the opportunity (based on probable outcome of performance conditions (or target) as of the grant date) to earn shares of HEI Common Stock in the future pursuant to the Long-term Incentive Plan (LTIP) if pre-established performance goals are achieved and (ii) restricted stock units (RSUs) granted in the year shown and vesting in installments over a four-year period. See the 2013 Grants of Plan-Based Awards table below for the portion of the amount in the Stock Awards column above that is composed of 2013 grants of RSUs and performance award opportunities under the 2013-15 LTIP. Assuming achievement of the highest level of performance conditions, the maximum value of the performance awards payable in 2016 under the 2013-15 LTIP would be: Ms. Lau $2,708,685; Mr. Ajello $935,645; Mr. Richardson $615,044; Mr. Rosenblum $1,230,565; and Mr. Wacker $987,387. For a discussion of the assumptions underlying the amounts set out for the RSUs and performance awards, see Note 11 to the Consolidated Financial Statements in HEI's 2013 Form 10-K. Grant date fair value is based on the closing price of HEI Common Stock on the NYSE on the date of the grant of the award.

3
Nonequity Incentive Plan Compensation.  These amounts represent payouts to named executive officers under the annual incentive plan, called the Executive Incentive Compensation Plan (EICP), earned for the years shown. EICP payouts are made in

   EXECUTIVE COMPENSATION

  cash. For 2011, the amount in this column also included the cash portion of the payout from the 2009-11 LTIP. No portion of the 2010-12 and 2011-13 LTIP payouts were in cash (100% was in HEI Common Stock), so no LTIP payout is reflected in this column for 2012 or 2013.

4
Change in Pension Value and Nonqualified Deferred Compensation Earnings.  These amounts represent the change in present value of the accrued pension and executive death benefits from beginning of year to end of year for 2011, 2012 and 2013. These amounts are not current payments; pension and executive death benefits are only paid after retirement or death, as applicable. The amounts in this column depend heavily on changes in actuarial assumptions, such as discount rates. In 2013, for example, higher discount rates caused the present value of Ms. Lau's pension and executive death benefit to drop significantly compared to the prior year; the present value of her pension and executive death benefit declined by $1,172,721. In accordance with SEC rules, this negative change in value is shown as no change in the chart above. For a further discussion of the applicable plans, see the 2013 Pension Benefits table and related notes below. No named executive officer had above-market or preferential earnings on nonqualified deferred compensation for the periods covered in the table above.

5
All Other Compensation.  The following table summarizes the components of "All Other Compensation" with respect to 2013:

Name	Contributions to Defined Contribution Plans ($)[a]	Other ($)[b]	Total All Other Compensation ($)
Constance H. Lau*	—	—	—
James A. Ajello	—	25,307	25,307
Chester A. Richardson*	—	—	—
Richard M. Rosenblum	—	27,509	27,509
Richard F. Wacker	19,678	35,352	55,030
a
Mr. Wacker received matching contributions to his account in the American Savings Bank 401(k) Plan up to the amount permitted based on eligible compensation ($255,000 in 2013) and the portion of his 2013 profit sharing contribution based on eligible compensation.

b
Messrs. Ajello and Rosenblum each received club membership dues and had two more weeks of vacation than employees with similar length of service would usually receive. Mr. Wacker received club membership dues, seven more days of paid time off than non-executive employees with similar length of service would usually receive, and a profit sharing contribution to his account under the American Savings Bank Select Deferred Compensation Plan in the amount of his profit sharing contribution that could not be included in his American Savings Bank 401(k) Plan account due to limits on eligible compensation.

*
The total value of perquisites and other personal benefits for each of Ms. Lau and Mr. Richardson was less than $10,000 for 2013 and is therefore not included in the table above.
6
Total Without Change in Pension Value.  Total Without Change in Pension Value represents total compensation as determined under SEC rules, minus the change in pension value and executive death benefits amount reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column. We include this column because the magnitude of the change in pension value and death benefits in a given year is largely determined by actuarial assumptions, such as discount rates, and does not reflect decisions made by the Committee for that year or the actual benefit necessarily to be received by the recipient. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column and are not a substitute for the Total column.

Additional narrative disclosure about salary, bonus, stock awards, nonequity incentive plan compensation, change in pension value and nonqualified deferred compensation earnings and other compensation can be found in the Compensation Discussion and Analysis above.

   EXECUTIVE COMPENSATION

Grants of Plan-Based Awards

The table below shows cash award opportunities under the 2013 EICP, equity award opportunities granted under the LTIP for performance over the 2013-15 period and payable in 2016 and RSUs granted in 2013 and vesting in installments over four years.

2013 GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Nonequity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Shares of Stock or Units (#)[3]
									Grant Date Fair Value of Stock Awards ($)[4]
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Constance H.	2/4/13 EICP	407,500	815,000	1,630,000	—	—	—	—	—
Lau	2/4/13 LTIP	—	—	—	22,731	45,463	90,926	—	1,354,346
	2/4/13 RSU	—	—	—	—	—	—	22,731	611,237
James A.	2/4/13 EICP	158,355	316,710	633,420	—	—	—	—	—
Ajello	2/4/13 LTIP	—	—	—	7,852	15,704	31,408	—	467,822
	2/4/13 RSU	—	—	—	—	—	—	9,815	263,925
Chester A.	2/4/13 EICP	109,051	218,103	436,205	—	—	—	—	—
Richardson	2/4/13 LTIP	—	—	—	5,161	10,323	20,646	—	307,519
	2/4/13 RSU	—	—	—	—	—	—	7,374	198,287
Richard M.	2/4/13 EICP	231,413	462,825	925,650	—	—	—	—	—
Rosenblum	2/4/13 LTIP	—	—	—	10,327	20,654	41,308	—	615,283
	2/4/13 RSU	—	—	—	—	—	—	11,475	308,563
Richard F.	2/4/13 EICP	236,640	473,280	946,560	—	—	—	—	—
Wacker	2/4/13 LTIP	—	—	—	8,800	17,601	35,201	—	493,707
	2/4/13 RSU	—	—	—	—	—	—	4,400	118,316

EICP Executive Incentive Compensation Plan (annual incentive)

LTIP Long-Term Incentive Plan (2013-15 period)

RSU Restricted stock unit

1
Estimated Future Payouts Under Nonequity Incentive Plan Awards.    Shows possible cash payouts under the 2013 EICP based on meeting performance goals set in February 2013 at threshold, target and maximum levels. Actual payouts for the 2013 EICP are reported in the 2013 Summary Compensation Table above.

2
Estimated Future Payouts Under Equity Incentive Plan Awards.    Represents number of shares of stock that may be issued under the 2013-15 LTIP based upon the achievement of performance goals set in February 2013 at threshold, target and maximum levels and vesting at the end of the three-year period. LTIP awards are forfeited for terminations of employment during the vesting period, except for terminations due to death, disability or retirement, which allow for pro-rata participation based upon completed months of service after a minimum number of months of service in the performance period. Dividend equivalent shares, not included in the chart, compound over the period at the actual dividend rate and are paid at the end of the performance period based on actual shares earned.

3
All Other Stock Awards: Number of Shares of Stock or Units.    Represents number of RSUs awarded in 2013 that will vest and be issued as unrestricted stock in four equal annual installments on the grant date anniversary. The awards are forfeited for terminations of employment during the vesting period, except for terminations due to death, disability or retirement, which allow for pro-rata vesting up to the date of termination. Receipt of RSU awards is generally subject to continued employment and expiration of the applicable vesting period. Dividend equivalent shares, not included in the chart, compound over the period at the actual dividend rate and are paid in conjunction with the annual installment vesting.

4
Grant Date Fair Value of Stock Awards.    Grant date fair value for shares under the 2013-15 LTIP is estimated in accordance with the fair-value based measurement of accounting, as described in FASB ASC Topic 718 based upon the probable (in this case, target) outcome of the performance conditions as of the grant date. For a discussion of the assumptions and methodologies used to calculate the amounts reported, see the discussion of performance awards contained in Note 11 (Share-based compensation) to the Consolidated Financial Statements in the 2013 Form 10-K. Grant date fair value for RSUs is based on the closing price of HEI Common Stock on the NYSE on the date of the grant of the award.

   EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2013 Fiscal Year-End

		Option Awards					Stock Awards
									Equity Incentive Plan Awards
				Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)					Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)[3]	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[2]
							Shares or Units of Stock That Have Not Vested[1]
		Number of Securities Underlying Unexercised Options
					Option Exercise Price ($)	Option Expiration Date		Market Value ($)[2]
Name	Grant Year	Exerciseable (#)	Unexerciseable (#)				Number (#)
Constance	2004	50,000	—	—	26.02	4/19/14	—	—	—	—
H. Lau	2004 DE	1,831	—	—	—	4/19/14	—	—	—	—
	2005	50,000	—	—	26.18	4/7/15	—	—	—	—
	2010	—	—	—	—	—	25,000	651,500	—	—
	2011	—	—	—	—	—	11,433	297,944	—	—
	2012	—	—	—	—	—	17,646	459,855	23,528	613,140
	2013	—	—	—	—	—	22,731	592,370	22,731	592,370
	Total	101,831	—	—	—	—	76,810	2,001,669	46,259	1,255,226
James A.	2010	—	—	—	—	—	10,000	260,600	—	—
Ajello	2011	—	—	—	—	—	9,560	249,134	—	—
	2012	—	—	—	—	—	7,362	191,854	7,852	204,623
	2013	—	—	—	—	—	9,815	255,779	7,852	204,623
	Total	—	—	—	—	—	36,737	957,367	15,704	409,246
Chester A.	2010	—	—	—	—	—	8,000	208,480	—	—
Richardson	2011	—	—	—	—	—	3,716	96,839	—	—
	2012	—	—	—	—	—	5,558	144,841	5,187	135,173
	2013	—	—	—	—	—	7,374	192,166	5,161	134,496
	Total	—	—	—	—	—	24,648	642,326	10,348	269,669
Richard M.	2010	—	—	—	—	—	10,000	260,600	—	—
Rosenblum	2011	—	—	—	—	—	4,827	125,792	—	—
	2012	—	—	—	—	—	8,733	227,582	10,479	273,083
	2013	—	—	—	—	—	11,475	299,039	10,327	269,122
	Total	—	—	—	—	—	35,035	913,013	20,806	542,205
Richard F.	2010	—	—	—	—	—	4,503	117,348	—	—
Wacker	2011	—	—	—	—	—	2,204	57,436	—	—
	2012	—	—	—	—	—	3,349	87,275	8,930	232,716
	2013	—	—	—	—	—	4,400	114,664	8,800	229,328
	Total	—	—	—	—	—	14,456	376,723	17,730	462,044

DE Dividend equivalents

All information presented in respect of the 2004 option grant to Ms. Lau has been adjusted for the 2-for-1 stock split in June 2004.

1
Shares or Units of Stock That Have Not Vested.    The 2010 RSUs were cliff vested and become unrestricted on June 9, 2014 for Ms. Lau and on May 11, 2014 for Messrs. Ajello, Richardson and Rosenblum. The remaining installment of the 2010 restricted shares award to Mr. Wacker becomes unrestricted on December 9, 2014. The remaining installments of the 2011 RSUs become unrestricted on February 4, 2014 and 2015 for Ms. Lau and Messrs. Richardson, Rosenblum and Wacker. For the remaining installments of the 2011 RSUs awarded to Mr. Ajello, 4,560 shares become unrestricted on February 4, 2014 and 2015 and 5,000 shares become unrestricted on August 4, 2014 and 2015. The remaining installments of the 2012 RSUs become unrestricted on February 3, 2014, 2015 and 2016. The 2013 RSUs become unrestricted in equal annual installments on February 4, 2014, 2015, 2016 and 2017.

2
Market Value.    Market value is based upon the closing per-share trading price of HEI Common Stock on the NYSE of $26.06 as of December 31, 2013.

3
Number of Unearned Shares, Units or Other Rights That Have Not Vested.    Represents shares of HEI Common Stock that would be issued under the 2012-14 and 2013-15 long-term incentive plans based upon the achievement of performance goals at the threshold level at the end of the three-year performance periods.

   EXECUTIVE COMPENSATION

2013 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)

Constance H. Lau	—	—	46,378	[1]	1,443,455
			13,890	[2]	353,778
James A. Ajello	—	—	16,349	[1]	498,758
			4,431	[2]	112,858
Chester A. Richardson	—	—	6,297	[1]	187,691
			3,160	[2]	80,485
Richard M. Rosenblum	—	—	16,462	[1]	507,048
			4,523	[2]	115,201
Richard F. Wacker	—	—	2,271	[1]	64,232
			17,361	[2]	442,185
			4,502	[3]	—
1
Represents the number of shares acquired on vesting (and dividend equivalents paid in shares on the 2012 grant) of RSUs granted on February 20, 2009, February 4, 2011, August 4, 2011 and February 3, 2012 and vesting in February and August 2013. Value realized on vesting also includes dividend equivalents (based on the number of shares vested and paid in cash for the grants in 2009 and 2011) as follows: Ms. Lau $185,296; Mr. Ajello $56,492; Mr. Richardson $17,005; Mr. Rosenblum $60,542; and Mr. Wacker $2,733.

Name	Number of Shares Acquired on Vesting	Compounded Dividend Equivalents	Total Shares Acquired on Vesting
Constance H. Lau	46,098	280	46,378
James A. Ajello	16,232	117	16,349
Chester A. Richardson	6,209	88	6,297
Richard M. Rosenblum	16,323	139	16,462
Richard F. Wacker	2,218	53	2,271

2
Represents the number of shares acquired (and dividend equivalents paid in stock on earned shares) upon vesting of performance share awards under the 2011-13 LTIP, which were payable in stock at the end of the performance period. The Compensation Committee certified the achievement of the applicable performance measures on February 5, 2014 and the shares are valued as of the date of payment.

Name	Number of Shares Acquired on Vesting	Compounded Dividend Equivalents	Total Shares Acquired on Vesting
Constance H. Lau	12,005	1,885	13,890
James A. Ajello	3,830	601	4,431
Chester A. Richardson	2,731	429	3,160
Richard M. Rosenblum	3,909	614	4,523
Richard F. Wacker	15,005	2,356	17,361

3
Represents the number of shares Mr. Wacker acquired on vesting of restricted shares during the year, which is equal to 25% of the restricted shares granted on December 9, 2010.

   EXECUTIVE COMPENSATION

Pension Benefits

The table below shows the present value as of December 31, 2013 of accumulated benefits for each of the named executive officers and the number of years of service credited to each executive under the applicable pension plan and executive death benefit plan, determined using the interest rate, mortality table and other assumptions described below, which are consistent with those used in HEI's financial statements (see Note 10 to the Consolidated Financial Statements in HEI's 2013 Form 10-K):

2013 PENSION BENEFITS

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)[6]	Payments During the Last Fiscal Year ($)
Constance H. Lau	HEI Retirement Plan[1]	22.8	1,784,437	—
	American Savings Bank Retirement Plan[2]	6.4	208,849	—
	HEI Supplemental Executive Retirement Plan[3]	24.3	7,865,427	—
	HEI Excess Pay Plan[4]	5.0	949,900	—
	HEI Executive Death Benefit[5]	—	520,423	—
James A. Ajello	HEI Retirement Plan[1]	4.9	403,952	—
	HEI Excess Pay Plan[4]	4.9	407,810	—
	HEI Executive Death Benefit[5]	—	295,086	—
Chester A. Richardson	HEI Retirement Plan[1]	6.3	451,802	—
	HEI Excess Pay Plan[4]	6.3	241,853	—
	HEI Executive Death Benefit[5]	—	281,164	—
Richard M. Rosenblum	HEI Retirement Plan[1]	5.0	381,677	—
	HEI Excess Pay Plan[4]	7.0	883,556	—
	HEI Executive Death Benefit[5]	—	450,588	—
Richard F. Wacker[7]	—	—	—	—
1
The HEI Retirement Plan is the standard retirement plan for HEI and Hawaiian Electric employees. Normal retirement benefits under the HEI Retirement Plan for management employees hired before May 1, 2011, including the named executive officers (other than Mr. Wacker), are calculated based on a formula of 2.04% × Credited Service (maximum 67%) × Final Average Compensation (average monthly base salary for highest thirty-six consecutive months out of the last ten years). Credited service is generally the same as the years of service with HEI or other participating companies (Hawaiian Electric Company and its subsidiaries). Credited service is also provided for limited unused sick leave and for the period a vested participant is on long-term disability. The normal form of benefit is a joint and 50% survivor annuity for married participants and a single life annuity for unmarried participants. Actuarially equivalent optional forms of benefit are also available. Participants who qualify to receive benefits immediately upon termination may also elect a single sum distribution of up to $100,000 with the remaining benefit payable as an annuity. Single sum distributions are not eligible for early retirement subsidies, and so may not be as valuable as an annuity at early retirement. Retirement benefits are increased by an amount equal to approximately 1.4% of the initial benefit every twelve months following retirement.

  The plan provides benefits at early retirement (prior to age 65), normal retirement (age 65), deferred retirement (over age 65) and death. Early retirement benefits are available for participants who meet certain age and service requirements at ages 50-64. Early retirement benefits are reduced for participants who retire prior to age 60. The accrued normal retirement benefit is reduced by an applicable percentage, which ranges from 30% for early retirement at age 50 to 1% at age 59. Accrued benefits are not reduced for eligible employees who retire at age 60 and above. In 2011, revisions were made to reduce the pension benefit under the HEI Retirement Plan and to provide for limited Company matching contributions under the HEI 401(k) Plan, but only for employees hired on or after May 1, 2011. These changes did not affect any of the named executive officers because all named executive officers employed by HEI or Hawaiian Electric Company were hired prior to May 1, 2011. Ms. Lau and Mr. Richardson are eligible for early retirement benefits under the HEI Retirement Plan. As of December 31, 2013, Messrs. Ajello and Rosenblum were not eligible for early retirement benefits under the HEI Retirement Plan and had no vested interest in the amounts reported above because they had not yet satisfied the five-year minimum service period that is required before vesting occurs. Both Messrs. Ajello and Rosenblum satisfied such minimum service period in January 2014.

2
Ms. Lau is a participant in the American Savings Bank Retirement Plan, which was frozen effective December 31, 2007. She is eligible for early retirement under the plan. No other named executive officer is a participant in the plan or entitled to benefits under the plan. At the time of Ms. Lau's promotion to HEI President and Chief Executive Officer on May 2, 2006, her credited service under the plan was frozen and she resumed participation in the HEI Retirement Plan. Future benefit accruals for all participants under the plan were frozen effective December 31, 2007. As a result, credited service and compensation after December 31, 2007 are not recognized in calculating retirement benefits under the plan. Normal retirement benefits under the frozen plan are calculated based on a formula of 1.5% × Credited Service to December 31, 2007 (maximum 35 years) × Final Average Compensation at December 31, 2007 (averaged over the highest paying five consecutive calendar years out of the last ten calendar years prior to

   EXECUTIVE COMPENSATION

  2008). Compensation is primarily gross earnings but excludes commissions, stock options and other equity compensation, long-term incentive plan payments, deferrals to and distributions from the American Savings Bank Select Deferred Compensation Plan and other "fringe benefits" as defined in the plan. Early retirement benefits are available for participants who retire after attaining age 55 with a minimum of 10 years of service. Early retirement benefits are reduced for participants who retire prior to age 65. The accrued normal retirement benefit is reduced by an applicable percentage which ranges from 59.8% for early retirement at age 55 to 2% at age 64.

3
Ms. Lau is a participant in the HEI Supplemental Executive Retirement Plan, which was frozen effective December 31, 2008. She is eligible for early retirement benefits under the plan. No other named executive officer is a participant in the plan or entitled to benefits under the plan. Benefits under the plan are determined based on a formula of 2.04% × Credited Service to December 31, 2008 (maximum 60%) × Final Average Compensation at December 31, 2008 (average monthly base salary plus annual incentive awards for the three highest calendar years out of the last sixty months prior to 2009). Credited service is based on actual years of service through December 31, 2008 with any HEI-affiliated company, including American Savings Bank and Hawaiian Electric Company and its subsidiaries. Thus, although Ms. Lau has more than 29 years of actual service with HEI-affiliated companies, she receives only 24.3 years of credited service for purposes of the HEI Supplemental Executive Retirement Plan. Benefits under the plan were reduced by benefits accrued as of December 31, 2008 under the HEI Retirement Plan, American Savings Bank Retirement Plan, and social security. Early retirement and death benefits similar to those available under the HEI Retirement Plan are available under the plan.

4
As of December 31, 2013, all of the named executive officers except for Mr. Wacker were participants in the HEI Excess Pay Plan. Ms. Lau and Mr. Richardson are eligible for early retirement benefits under the HEI Excess Pay Plan. As of December 31, 2013, Messrs. Ajello and Rosenblum were not eligible for early retirement benefits under the HEI Excess Pay Plan and had no vested interest in the amounts reported above because they had not yet satisfied the minimum service period required before vesting occurs. Messrs. Ajello and Rosenblum each became eligible for early retirement in January 2014. In 2009, the HEI Board approved an Addendum to the HEI Excess Pay Plan that granted Mr. Rosenblum an additional two years of credited service to be applied in the calculation of his benefit under the HEI Excess Pay Plan. This resulted in the present value of his accumulated benefit under the HEI Excess Pay Plan shown in the table above being $337,417 more than it would have been without the additional credited years (i.e., without the additional credited years, the present value of his accumulated benefit under the HEI Excess Pay Plan would be $546,139). Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans ($255,000 in 2013 as indexed for inflation) and on the amount of annual benefits that can be paid from qualified retirement plans (the lesser of $205,000 in 2013 as indexed for inflation, or the participant's highest average compensation over three consecutive calendar years). Benefits payable under the HEI Excess Pay Plan are reduced by the benefit payable from the HEI Retirement Plan. Early retirement, death benefits and vesting provisions are similar to the HEI Retirement Plan.

5
Ms. Lau and Messrs. Ajello, Richardson and Rosenblum are covered by the Executive Death Benefit Plan of HEI and Participating Subsidiaries. The plan was amended effective September 9, 2009 to close participation to new participants and freeze the benefit for existing participants. Under the amendment, death benefits will be paid based on salaries as of September 9, 2009. The plan provides death benefits equal to two times the executive's base salary as of September 9, 2009 if the executive dies while actively employed or, if disabled, dies prior to age 65, and one times the executive's base salary as of September 9, 2009 if the executive dies following retirement. The amounts shown in the table above assume death following retirement. Death benefits are grossed up by the amount necessary to pay income taxes on the grossed up benefit amount as an equivalent to the exempt status of death benefits paid from a life insurance policy.

6
The present value of accumulated benefits for the named executive officers included in the 2013 Pension Benefits table was determined based on the following:

  Methodology:    The present values are calculated as of December 31, 2013 based on the credited service and pay of the named executive officer as of such date (or the date of benefit freeze, if earlier).

  Assumptions:

  a.
  Discount Rate – The discount rate is the interest rate used to discount future benefit payments in order to reflect the time value of money. The discount rates used in the present value calculations are 5.09% for retirement benefits and 5.03% for executive death benefits as of December 31, 2013.

  b.
  Mortality Table – The RP-2000 Mortality Table (separate male and female rates) projected seven years beyond the date of determination with Scale AA is used to discount future pension benefit payments in order to reflect the probability of survival to any given future date. For the calculation of the executive death benefit present values, the mortality table rates are multiplied by the death benefit to capture the death benefit payments assumed to occur at all future dates. Mortality is applied post-retirement only.

  c.
  Retirement Age – A named executive officer included in the table is assumed to remain in active employment until, and assumed to retire at, the earliest age when unreduced pension benefits would be payable, but no earlier than attained age as of December 31, 2013 (if later).

  d.
  Pre-Retirement Decrements – Pre-retirement decrements refer to events that could occur between the measurement date and the retirement age (such as withdrawal, early retirement and death) that would impact the present value of benefits. No pre-retirement decrements are assumed in the calculation of pension benefit table present values. Pre-retirement decrements are assumed for financial statement purposes.

  e.
  Unused Sick Leave – Each named executive officer who participates in the HEI Retirement Plan is assumed to have accumulated 1,160 unused sick leave hours at retirement age.

7
Mr. Wacker is not eligible to participate in any of the plans in the above 2013 Pension Benefits table because such plans are either (i) not open to employees of American Savings Bank or (ii) were frozen to new participants before Mr. Wacker joined American Savings Bank.

   EXECUTIVE COMPENSATION

2013 Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings/(Losses) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Constance H. Lau[1]	—	—	78,954	—	350,949
James A. Ajello[2]	45,000	—	14,030	—	151,902
Chester A. Richardson[2]	75,000	—	1,804	—	161,107
Richard M. Rosenblum	—	—	—	—	—
Richard F. Wacker[3]	—	—	—	—	—
1
While employed by American Savings Bank, Ms. Lau was eligible to defer compensation under the American Savings Bank Select Deferred Compensation Plan (ASB Deferred Compensation Plan), a contributory nonqualified deferred compensation plan. She elected to defer $100,000 each year from bonuses awarded to her in 2004 and 2005. These amounts are reflected in the "Aggregate Balance at Last FYE" column of the 2013 Nonqualified Deferred Compensation table above and were previously reported as compensation to Ms. Lau in the 2004 and 2005 Summary Compensation Tables in the proxy statements for such years. Since 2008 she no longer earns any compensation from American Savings Bank that could be deferred to the plan. The ASB Deferred Compensation Plan allows select American Savings Bank employees to defer up to 100% of current salary, bonus and commissions. Pursuant to a 2009 amendment, the plan provides for employer matching contributions and profit sharing contributions for plan years beginning January 1, 2010. These matching and profit sharing contributions are in an amount that would have been made to the executive's American Savings Bank 401(k) Plan account if not for certain Internal Revenue Code limits. The deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a designated list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential and therefore are not included in the 2013 Summary Compensation Table above. Under the plan, a participant can receive an interim distribution while employed, but no earlier than the first day of the fourth plan year following the effective date of the initial election to defer. A participant may also request a withdrawal of a portion of his or her account to satisfy an unforeseeable emergency. The distribution of accounts from the plan is triggered by disability, death or separation from service (including retirement) and will be delayed for a 6-month period to the extent necessary to comply with Internal Revenue Code Section 409A. A participant may elect to receive such distributions in a lump sum or in substantially equal payments spread over a period not to exceed 15 years.

2
Represents salary and incentive compensation deferrals under the HEI Deferred Compensation Plan, a contributory nonqualified deferred compensation plan implemented in 2011. The plan allows certain HEI and Hawaiian Electric Company executives to defer 100% of annual base salary in excess of the compensation limit set forth in section 401(a)(17) of the Internal Revenue Code ($255,000 in 2013, as indexed for inflation) and up to 80% of any incentive compensation paid in cash. There are no matching or other employer contributions under the plan. The deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a designated list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential and therefore are not included in the 2013 Summary Compensation Table above. The distribution of accounts from the plan is triggered by disability, death or separation from service (including retirement) and will be delayed for a 6-month period to the extent necessary to comply with Internal Revenue Code Section 409A. A participant may elect to receive such distributions in a lump sum or in substantially equal payments spread over a period not to exceed 15 years. Messrs. Ajello and Richardson participated in the HEI Deferred Compensation Plan in 2013. Their executive deferral contributions are reflected as compensation in the 2013 Summary Compensation Table above.

3
Mr. Wacker has not deferred any amounts under the ASB Deferred Compensation Plan. In 2013 he received a profit sharing contribution to his account under such plan for the portion of his profit sharing contribution that could not be made to his ASB 401(k) Plan account due to Internal Revenue Code limits on eligible compensation for 401(k) plans. Such profit sharing contribution is included in the "All Other Compensation" column of the Summary Compensation Table.

   EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change in
Control

The table below shows the amount of potential payments to each named executive officer in the event of retirement, voluntary termination, termination for cause, termination without cause and qualifying termination following a change in control, assuming termination occurred on December 31, 2013. The amounts listed below are estimates; actual amounts to be paid would depend on the actual date of termination and circumstances existing at that time.

2013 TERMINATION/CHANGE-IN-CONTROL PAYMENT TABLE

Name/ Benefit Plan or Program	Retirement on 12/31/13 ($)[1]	Voluntary Termination on 12/31/13 ($)[2]	Termination for Cause on 12/31/13 ($)[3]	Termination without Cause on 12/31/13 ($)[4]	Qualifying Termination after Change in Control on 12/31/13 ($)[5]
Constance H. Lau
Executive Incentive Compensation Plan[6]	—	—	—	—	—
Long-Term Incentive Plan[7]	1,212,416	—	—	—	—
Restricted Stock Units[8]	945,353	—	—	—	—
Change-in-Control Agreement	—	—	—	—	7,913,779

TOTAL	2,157,769	—	—	—	7,913,779
James A. Ajello
Executive Incentive Compensation Plan[6]	—	—	—	—	—
Long-Term Incentive Plan[7]	—	—	—	—	—
Restricted Stock Units[8]	—	—	—	—	—
Change-in-Control Agreement	—	—	—	—	2,272,805

TOTAL	—	—	—	—	2,272,805
Chester A. Richardson
Executive Incentive Compensation Plan[6]	—	—	—	—	—
Long-Term Incentive Plan[7]	269,876	—	—	—	—
Restricted Stock Units[8]	307,382	—	—	—	—
Change-in-Control Agreement	—	—	—	—	1,866,616

TOTAL	577,258	—	—	—	1,866,616
Richard M. Rosenblum
Executive Incentive Compensation Plan[6]	—	—	—	—	—
Long-Term Incentive Plan[7]	—	—	—	—	—
Restricted Stock Units[8]	—	—	—	—	—
Change-in-Control Agreement	—	—	—	—	2,917,067

TOTAL	—	—	—	—	2,917,067
Richard F. Wacker
Executive Incentive Compensation Plan[6]	—	—	—	—	—
Long-Term Incentive Plan[7]	—	—	—	—	—
Restricted Shares and Restricted Stock Units[8]	—	—	—	117,322	—
Change-in-Control Agreement	—	—	—	—	2,891,842

TOTAL	—	—	—	117,322	2,891,842

Note: All stock-based award amounts were valued using the 2013 year-end closing price of HEI Common Stock on the NYSE of $26.06 per share. Other benefits that are available to all salaried employees on a nondiscriminatory basis and perquisites aggregating less than $10,000 in value have not been listed.

1
Retirement Payments & Benefits.    Only Ms. Lau and Mr. Richardson were eligible for early retirement as of December 31, 2013 and accordingly no amounts are shown in this column for any other named executive officer. Amounts in this column also do not include amounts payable under the 2013 EICP and 2011-13 LTIP because those amounts would have vested without regard to retirement since December 31, 2013 was the end of the applicable performance periods. In addition to the amounts shown in this column, retired executives are entitled to receive their vested retirement plan benefits under all termination scenarios. See the 2013 Pension Benefits table above.

2
Voluntary Termination Payments & Benefits.    If a named executive officer voluntarily terminates employment, he or she could lose any annual or long-term incentives based upon the Compensation Committee's right to amend, suspend or terminate any incentive award or any portion of it at any time. Voluntary termination results in the forfeiture of unvested restricted shares and RSUs and participation in incentive plans. In the case of awards of stock appreciation rights and related dividend equivalents, the executive has one year in which to exercise from the date of termination. The executive's entitlement to rights under his or her

   EXECUTIVE COMPENSATION

  change-in-control agreement would also end. Amounts in this column do not include amounts payable under the 2013 EICP or the 2011-13 LTIP because those amounts would have vested without regard to voluntary termination since December 31, 2013 was the end of the applicable performance periods.

3
Termination for Cause Payments and Benefits.    If the executive is terminated for cause, he or she could lose any annual or long-term incentives based upon the Compensation Committee's right to amend, suspend or terminate any incentive award or any portion of it at any time. "Cause" generally means a violation of the HEI Corporate Code of Conduct or, for purposes of awards under the 1987 Stock Option and Incentive Plan (SOIP) and 2010 Equity and Incentive Plan (EIP), has the meaning set forth in those plans. Termination for cause results in the forfeiture of all vested but unexercised nonqualified stock options and stock appreciation rights and related dividend equivalents, unvested restricted shares and RSUs, and participation in incentive plans. The executive's entitlement to rights under his or her change-in-control agreement would also end.

4
Termination without Cause Payments and Benefits.    If the executive is terminated without cause, he or she could lose any annual or long-term incentives based upon the Compensation Committee's right to amend, suspend or terminate any incentive award or any portion of it at any time. Termination without cause results in the forfeiture of unvested RSUs and restricted shares. In the case of nonqualified stock options and stock appreciation rights and related dividend equivalents, the executive has one year in which to exercise from the date of termination. Mr. Wacker's restricted shares will fully vest upon a termination without cause as provided under the terms of his offer of employment. As discussed in note 5 below, different benefits would be payable to the named executive officers if their termination without cause were to follow a change in control under the terms of their change-in-control agreements.

5
Change-in-Control Payments and Benefits.    All named executive officers have change-in-control agreements.

  "Change in control" generally means a change in ownership of HEI, a substantial change in the voting power of HEI's securities or a change in the majority of the composition of the Board following the consummation of a merger, tender offer or similar transaction. Mr. Rosenblum's and Mr. Wacker's change-in-control agreements define "change in control" to also mean a sale of (or equivalent transaction involving) Hawaiian Electric Company or American Savings Bank, respectively. The change-in-control agreements are also double trigger, meaning that severance payments are made only if a change in control occurs and the named executive officer also loses his or her job under the qualifying circumstances described in his or her change-in-control agreement. Ms. Lau has a lump sum severance multiplier of three times and Messrs. Ajello, Richardson, Rosenblum and Wacker have a lump sum severance multiplier of two times, in each case applied to the sum of the executive's base salary and annual incentive compensation (determined to be the greater of the current target or the largest actual annual incentive compensation during the preceding three years).

  In addition, under the change-in-control agreements executives would receive continued life, disability, dental, accident and health insurance benefits for the severance period (i.e., the number of years equal to the applicable severance multiplier). Executives would receive a lump sum payment equal to the present value of the additional benefit the executives would have earned under their respective retirement and savings plans during the severance period. Executives would also receive the greater of current target or actual projected annual and long-term incentive compensation, prorated if termination occurs during the first half of the applicable performance period and the full value if termination occurs after the end of the first half of the applicable performance period. For restricted shares and RSUs, in the event of a change in control either (i) the acquiring entity shall assume all outstanding awards or substitute similar awards for all outstanding awards or (ii) all outstanding awards shall become fully vested. For the named executive officers who are eligible to participate in the HEI Retirement Plan, additional age and service credit is received for the severance period for purposes of determining retiree welfare benefit eligibility. Executives would receive financial, tax planning and outplacement services, capped at 15% of annual base salary. Payment would generally be delayed for six months following termination of employment to the extent required to avoid an additional tax under Section 409A of the Internal Revenue Code. Interest would accrue during any six-month delay period at the prevailing six-month certificate of deposit rate and payments would be set aside during that period in a grantor (rabbi) trust. There are no tax gross ups provided for in the agreements. All the foregoing benefit amounts are included in this column but the total severance amount shown is limited to the maximum amount deductible under Section 280G of the Internal Revenue Code with respect to each named executive officer. Payment of the foregoing benefits is subject to a release of claims by the applicable named executive officer.

6
Executive Incentive Compensation Plan (EICP).    Upon death, disability or retirement, executives continue to participate in the EICP on a pro-rata basis if the executive has met applicable minimum service requirements, with payment to be made by the Company if the applicable performance goals are achieved. In termination scenarios other than a termination following a change in control, death, disability or retirement, participants who terminate during the plan cycle forfeit any accrued EICP award. Annual incentive compensation payments in the event of a change in control are described in footnote 5 above and quantified as part of the Change-in-Control Agreement payment in the table above.

7
Long-Term Incentive Plan (LTIP).    Upon death, disability or retirement, executives continue to participate in each ongoing LTIP cycle on a pro-rata basis if the executive has met applicable minimum service requirements, with payment to be made by the Company if performance goals are achieved. The amounts shown are at target for goals deemed achievable (or at below the threshold, if deemed unachievable at the date of termination) for all applicable plan years, prorated based upon service through December 31, 2013; actual payouts will depend upon performance achieved at the end of the plan cycle. In termination scenarios other than a termination following a change in control, death, disability or retirement, participants who terminate during the plan cycle forfeit any accrued LTIP award. Long-term incentive compensation payments in the event of a change in control are described in footnote 5 above and quantified as part of the Change-in-Control Agreement payment in the table above.

8
Restricted Shares and RSU Awards.    Termination for or without cause results in the forfeiture of unvested RSUs and restricted shares. Termination due to death or disability results in pro-rata vesting of RSUs and restricted shares. Retirement results in pro-rata vesting of RSUs and forfeiture of unvested restricted shares. The vesting of RSUs and restricted shares in the event of a change in control is described in footnote 5 above and has been quantified as part of the Change-in-Control Agreement payment in the table above. The amount shown is based on the 2013 year-end closing per-share trading price of vested shares.

   STOCK OWNERSHIP INFORMATION

 STOCK OWNERSHIP INFORMATION

Security ownership of certain beneficial owners

The table below shows the number of shares of HEI Common Stock beneficially owned as of March 3, 2014 (or such other date as indicated below) by (a) each person known by HEI to own beneficially more than five percent of the outstanding shares of HEI Common Stock, (b) each director who is a current director or served as a director during any part of 2013, each nominee for director and each named executive officer (as listed in the 2013 Summary Compensation Table above) and (c) all directors and executive officers as a group, based in part on information furnished by the respective shareholders. No HEI directors, executive officers or named executive officers own any shares of Preferred Stock of HEI's wholly owned subsidiary, Hawaiian Electric Company.

AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF HEI COMMON STOCK

Name of Individual or Group	Sole Voting or Investment Power[1]	Shared Voting or Investment Power[2]	Other Beneficial Ownership[3]	Stock Options/ Restricted Stock and RSUs[4]	Total	Percent of Class
BlackRock, Inc.[5]	6,911,271				6,911,271	6.81%
The Vanguard Group[6]	5,964,655	54,375			6,019,030	5.93%
Nonemployee directors
Thomas B. Fargo		26,265			26,265	*
Peggy Y. Fowler	1,187	15,364			16,551	*
A. Maurice Myers	21,668		21,657		43,325	*
Keith P. Russell	9,709				9,709	*
James K. Scott	35,804				35,804	*
Kelvin H. Taketa	31,831				31,831	*
Barry K. Taniguchi		34,167			34,167	*
Jeffrey N. Watanabe	37,231		4		37,235	*
Employee director and Named Executive Officer
Constance H. Lau	355,491		8,804	30,795	395,090	*
Other Named Executive Officers
James A. Ajello	31,372			14,463	45,835	*
Chester A. Richardson	442	34,267		9,988	44,697	*
Richard M. Rosenblum	33,428			12,967	46,395	*
Richard F. Wacker	4,503	51,178			55,681	*
All directors and executive officers as a group (13 persons)	562,666	161,241	30,465	68,213	822,585	*
1
Includes the following shares held as of March 3, 2014 in the form of stock units in the HEI Common Stock fund pursuant to the HEI Retirement Savings Plan: approximately 96 shares for Ms. Lau and 442 shares for Mr. Richardson and 538 shares for all directors and executive officers as a group. The value of a unit is measured by the closing price of HEI Common Stock on the measurement date. Also includes the following unvested restricted shares over which the holder has sole voting but no investment power until the restrictions lapse: approximately 4,503 shares for Mr. Wacker, and 4,503 shares for all directors and executive officers as a group.

2
For individuals, includes (i) shares registered in name of the individual and spouse; and/or (ii) shares registered in trust with the individual and spouse serving as co-trustees.

3
Shares owned by spouse, children or other relatives sharing the home of the director or officer in which the director or officer disclaims personal interest.

4
Includes the number of shares that the individuals named above had a right to acquire as of or within 60 days after March 3, 2014 pursuant to stock options, stock appreciation rights, RSUs and related dividend equivalent rights thereon, including shares which retirement eligible individuals have a right to acquire upon retirement. These shares are included for purposes of calculating the percentage ownership of each individual named above and all directors and executive officers as a group, but are not deemed to be

   STOCK OWNERSHIP INFORMATION

  outstanding as to any other person. Other than shares related to certain dividend equivalent rights described below, this column does not include any shares subject to stock appreciation rights (SARs) held by Ms. Lau. As of March 3, 2014, this person held a total of 100,000 SARs (granted in 2004 and 2005), which have vested as of March 3, 2014. Upon exercise of a SAR, the holder will receive the number of shares of HEI Common Stock that has a total value equivalent to the difference between the exercise price of the SAR and the fair market value of HEI Common Stock on the date of exercise, which is defined in the grant agreement as the average of the high and low sale prices on the NYSE on that date. As of March 3, 2014, the fair market value of HEI Common Stock as defined in the grant agreement was $25.20 per share, which is lower than the exercise price of all of the SARs held by Ms. Lau on March 3, 2014. Thus, as of March 3, 2014, other than shares related to certain dividend equivalent rights described below, no shares would be issuable under these SARs. If the market value of HEI Common Stock increases to a sufficient level (above $26.02 in the case of SARs granted in 2004 and above $26.18 in the case of SARs granted in 2005), then shares could be issued under these SARs within 60 days after March 3, but the number of shares that could be acquired in such event cannot be determined because it would depend on the fair market value of HEI Common Stock, as defined in the grant agreement, on the exercise date. This column, however, includes 204 shares that Ms. Lau had a right to acquire pursuant to dividend equivalent rights if Ms. Lau had exercised her 2004 SARs on March 3, 2014. The 204 net shares amount was calculated based on 50,000 SARs, 1,831 related dividend equivalent rights, the $25.20 fair market value of the shares on March 3, 2014 and the $26.02 exercise price. The 204 share amount may change depending upon the fair market value of HEI Common Stock on the actual exercise date.

5
Based solely on information provided in a Schedule 13G report filed on January 29, 2014 by BlackRock, Inc., 40 East 52nd Street, New York, NY 10022.

6
Based solely on information provided in a Schedule 13G report filed on February 11, 2014 by The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355.

*
As of March 3, 2014, the directors and executive officers of HEI as a group and each individual named above beneficially owned less than one percent of the record number of outstanding shares of HEI Common Stock as of that date and no shares were pledged as security.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires HEI's executive officers, directors and persons who own more than ten percent of a registered class of HEI's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC). Such reporting persons are also required by SEC regulations to furnish HEI with copies of all Section 16(a) forms they file. Based solely on its review of such forms provided to it, HEI believes that each of the persons required to comply with the Section 16(a) reporting requirements with regard to HEI complied with such reporting requirements for 2013.

OTHER RELATIONSHIPS AND RELATED
PERSON TRANSACTIONS

Related person transaction policy

The Board of Directors has adopted a related person transaction policy that is specifically incorporated in HEI's Corporate Code of Conduct. The related person transaction policy is specific to transactions between the Company and related persons such as executive officers and directors, their immediate family members or entities with which they are affiliated in which the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. Under the policy, the Board, acting through the Nominating and Corporate Governance Committee, will approve a related person transaction involving a director or an officer if the Board determines in advance that the transaction is not inconsistent with the best interests of HEI and its shareholders and is not in violation of HEI's Corporate Code of Conduct.

Family relationships between any HEI executive officer, director and nominee for director

There are no family relationships between any HEI executive officer, director or nominee for director.

   OTHER RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Arrangements or understandings between any HEI
director or director nominee and another person pursuant
to which such director or director nominee was selected

There are no such arrangements or understandings.

Related person transactions with HEI or its subsidiaries

American Savings Bank has made other loans and extensions of credit to directors and executive officers, members of their immediate families and affiliated entities in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and which did not involve more than the normal risk of collectibility or present other unfavorable features.

   PROPOSAL NO. 3: APPROVAL OF THE HEI 2010 EQUITY AND INCENTIVE PLAN AS AMENDED AND RESTATED

 PROPOSAL NO. 3: APPROVAL OF THE HEI 2010 EQUITY AND INCENTIVE PLAN AS AMENDED AND RESTATED

On February 14, 2014, the Board, upon the recommendation of the Compensation Committee, adopted the HEI 2010 Equity and Incentive Plan as amended and restated (the "Restated Plan"), subject to approval of HEI's shareholders. The Company is submitting the Restated Plan for shareholder approval to ensure that the Company has sufficient shares available to continue its long-held approach to pay-for-performance through granting equity to selected employees of the Company and its affiliates whose contributions are essential to the growth and success of the Company and to make the other changes that are included in the Restated Plan attached to this Proxy Statement as Exhibit D. If the Restated Plan is not approved by the Company's shareholders, the version of the 2010 Plan as in effect immediately prior to February 14, 2014, will continue to operate according to its terms.

The purpose of the Restated Plan is to promote long-term success of HEI and its affiliates and the creation of shareholder value by:

•

attracting and retaining competent and dedicated persons whose efforts will result in the long-term growth and profitability of HEI;

•

motivating such persons to faithfully and diligently perform their responsibilities; and

•

providing an additional incentive to selected employees of HEI or its affiliates, in order to strengthen the commitment of such persons to HEI and its affiliates over the long-term.

Capitalized terms used but not otherwise defined in this section have the meaning given to such terms in the Restated Plan.

Your Board recommends that you vote FOR the HEI 2010 Equity and Incentive Plan as Amended and Restated.

Summary of the proposed amendments

The Restated Plan has been modified in several respects subject to shareholder approval. Following is a summary of the more significant proposed amendments:

•

Increase Shares. Increase the number of shares available for issuance under the 2010 Equity and Incentive Plan (the "Plan") by 1,500,000 shares, resulting in a total of 1,834,434 shares available for future awards under the Restated Plan as of March 1, 2014.

•

Eliminate Four-For-One Share Ratio. Eliminate the four-for-one (4:1) ratio at which full-value awards of Restricted Shares and Restricted Stock Units are currently counted against the shares available for issuance under the Plan. All awards granted on or after March 1, 2014, including awards of Restricted Shares and Restricted Stock Units, will count against the shares available under the Restated Plan on a one-for-one (1:1) basis. Since its inception, all awards granted under the Plan have been full-value awards, which supports using the 1:1 ratio.

•

Expand Recycling of Shares Provision. Provide that on or after March 1, 2014, in the event (i) any award granted under the Restated Plan is exercised through the tendering or withholding of shares, or (ii) withholding tax liabilities arising from any award are satisfied by the tendering of shares or by the withholding of shares by the Company, then the shares so tendered or withheld will be added back to the shares available for grant under the Restated Plan on a one-for-one basis. Previously, such shares would no longer have been available for subsequent grants. For purposes of this recycling provision,

   PROPOSAL NO. 3: APPROVAL OF THE HEI 2010 EQUITY AND INCENTIVE PLAN AS AMENDED AND RESTATED

awards include all awards granted prior to March 1, 2014.

•

Include Minimum Vesting Requirements. Specify that awards of Restricted Shares or Restricted Stock Units generally will vest (i.e., become nonforfeitable) over a minimum period of three years, subject to certain exceptions. However, for awards based on performance, the minimum vesting period is one year, subject to exceptions. Further, up to 91,721 shares (i.e., up to 5% of 1,834,434 shares available for future awards as of March 1, 2014) may be made subject to such awards without minimum vesting requirements.

•

Include Substitute Awards Provision. Add a provision describing the treatment of Substitute Awards in the context of certain acquisitions or combinations.

•

Modify Internal Revenue Code ("Code") Section 162(m) Award Limitations Based on Award Type. Clarify that, with respect to awards required or intended to comply with the qualified performance-based compensation exception under Section 162(m) of the Code ("Section 162(m)") and subject to adjustments described in the Restated Plan, in each calendar year, a Participant may not be granted an award of (i) Restricted Shares, Restricted Stock Units, Performance Shares and/or Other Share-Based awards if such award would result in the Participant potentially earning more than 200,000 shares (in the aggregate) for each twelve-month vesting or performance period applicable to all such type of awards granted during the calendar year and (ii) Options or Share Appreciation Rights with respect to more than 100,000 shares. Under the existing limits in the Plan, the aggregate number of shares subject to awards (other than Other Cash-Based Awards) awarded to any one Participant during any calendar year may not, subject to certain adjustments, exceed 100,000 shares. Also, provide that, during each calendar year, a Participant may not be granted Other Cash-Based awards that are required or intended to comply with Section 162(m) if more than $2,000,000 may be earned for each twelve months in the performance period. Under the existing Plan, the maximum value of the aggregate payment that any Participant may receive with respect to Other Cash-Based Awards in each calendar year is $2,000,000.

•

Limit Administrator Discretion Regarding Vesting of Outstanding Restricted Shares, Restricted Stock Units and Performance Shares. Limit the administrator's discretionary authority to provide for the lapse of restrictions on installments and provide generally that the administrator may, subject to certain exceptions, waive or accelerate such restrictions only in the event of (i) the attainment of certain performance related goals and/or (ii) Participant's retirement, death or disability. Currently under the Plan, the administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the administrator may determine in its sole discretion, subject to certain exceptions.

•

Clarify the Treatment of Dividends with Respect to Restricted Shares, Restricted Stock Units, Performance Shares and Other Share-Based Awards. Clarify that payment of dividends (or dividend equivalents) with respect to awards of Restricted Shares, Restricted Stock Units, Performance Shares and Other Share-Based Awards that vest based on achievement of performance goals shall be subject to the same restrictions as the underlying awards and be paid at the same time such restrictions lapse.

•

Strengthen the Prohibition on Repricing of Options and Share Appreciation Rights. Strengthen the language confirming the Restated Plan's prohibition on repricing of Options and Share Appreciation Rights.

•

Remove Administrator Discretion Regarding Transfer of Awards. Remove the administrator's discretionary authority to allow for transfer of awards.

•

Include Section Regarding Treatment of Performance Awards under Section 162(m). Add a section describing the processes for setting performance goals and making adjustments to certain performance awards intended to comply with Section 162(m).

•

Extend the Term of the Restated Plan. Provide that the Restated Plan will terminate on the tenth anniversary of the date the shareholders approve the Company's adoption of the Restated Plan (whereas the Plan is presently scheduled to expire on May 11, 2020).

   PROPOSAL NO. 3: APPROVAL OF THE HEI 2010 EQUITY AND INCENTIVE PLAN AS AMENDED AND RESTATED

Effect of shareholder approval

Shareholder approval of the Company's adoption of the Restated Plan will have the following consequences:

•

Approval of Amendments. Shareholders will be approving all of the amendments described in the preceding section, including the increase in the number of shares authorized for issuance under the Restated Plan.

•

Approval of Incentive Stock Option Grants. Shareholders will be approving all of the newly reserved shares for issuance pursuant to incentive stock options (options that enjoy certain favorable tax treatment under Code Sections 421 and 422). To date, no Options or Share Appreciation Rights have been granted under the Plan.

•

Reauthorizing Section 162(m) Performance Criteria. Section 162(m) of the Code generally limits the deductibility for federal income tax purposes of annual compensation paid to any "covered employee" in excess of $1 million. For purposes of Section 162(m), the term "covered employee" for any year includes the Chief Executive Officer and the three other most highly compensated executive officers (other than the Chief Financial Officer) who are serving as executive officers at year end and whose compensation is subject to disclosure in the proxy statement for the next year's annual meeting of shareholders. Certain compensation paid based on the achievement of pre-established performance goals is excluded from this deduction limit if the material terms under which the compensation is to be paid, including the performance goals to be used, are approved by shareholders. The shareholders previously approved the Plan at the Company's 2010 annual meeting on May 11, 2010, which satisfied these approval requirements. Where the applicable targets under the performance goals may vary (for instance, where the approved goal is a net income measure and the Compensation Committee establishes required net income performance levels), Section 162(m) requires that shareholders reapprove the performance goals under the plan every five years. Accordingly, by approving the Company's adoption of the Restated Plan, shareholders will be approving the performance goals described below for use under awards that are designed to satisfy the requirements of Section 162(m), which goals are the same as those originally approved by shareholders in 2010.

If the Company's adoption of the Restated Plan is not approved by shareholders, the Plan will continue in effect in accordance with the terms applicable before the amendment and restatement described herein and the performance goals described in the Plan will not be deemed to have been reapproved by shareholders for purposes of Section 162(m).

Background of the proposal

As noted above, on May 11, 2010, the Company's shareholders approved the Plan, which authorized the Company to issue up to 4,000,000 shares of common stock pursuant to the Plan. As of March 1, 2014, there were 334,434 shares of common stock remaining available for future grants under the Plan. If the Restated Plan is approved by shareholders, the number of shares of common stock available for future grants would increase by 1,500,000 shares, for a total of 1,834,434 shares available for future grants under the Restated Plan as of March 1, 2014.

In determining the number of additional shares to authorize under the Restated Plan, the Compensation Committee and the Board considered a number of factors, including the following:

•

the number of shares remaining available for new awards under the Plan;

•

the Company's average burn rate (the historical rate of granting time-based equity incentives and earning performance-based equity awards) over the past three years, as a percentage of outstanding shares, which was 0.14% in 2011, 0.17% in 2012 and 0.25% in 2013. The Company's three-year average burn rate for this period is 0.19%, which is below competitive industry levels;

•

the cost of the Plan at December 31, 2013, which was within standard market ranges;

   PROPOSAL NO. 3: APPROVAL OF THE HEI 2010 EQUITY AND INCENTIVE PLAN AS AMENDED AND RESTATED

•

the proposed change to eliminate the four-for-one ratio under which full-value awards of Restricted Shares and Restricted Stock Units would be counted against shares that may be issued under the Plan;

•

the Company's desire to have sufficient capacity under the Restated Plan to continue to grant equity-based incentives at approximately its historical burn rate for the next four to five years; and

•

the number of outstanding equity-based awards relative to the Company's outstanding shares of common stock.

The following chart shows the Company's equity-based awards outstanding and the number of shares available for grants under the Company's equity plans relative to the number of Company shares outstanding as of March 1, 2014.

Equity overhang as of March 1, 2014*

Number of shares that will be authorized for future grants after shareholder approval of the Restated Plan[1]	1,834,434
Number of shares available for issuance under the HEI 2011 Nonemployee Director Stock Plan	202,460
Number of shares reserved for issuance upon exercise of outstanding stock options and/or share appreciation rights (SARs)[2]	164,000
Number of shares relating to outstanding awards of Restricted Shares, Restricted Stock Units and/or Performance Shares[3]	1,811,368
Weighted average remaining term of outstanding options/SARs	0.7
Weighted average exercise price of outstanding options/SARs	$26.12
Total number of HEI shares issued and outstanding	101,469,035
Total Overhang Percentage (on a fully-diluted basis)	3.8%
*
All figures are as of March 1, 2014.

1
Represents 334,434 shares remaining available for future awards under the Plan at March 1, 2014 and 1,500,000 shares proposed to be added and available for issuance on or after March 1, 2014. On or after March 1, 2014, all grants of stock-based awards, including Options or SARs, will count against the 1,834,434 share authorization as one share for every one share granted. On the date the shareholders approve the proposal (proposed for May 7, 2014), the number of shares available for the grant of future awards under the 1,834,434 share authorization will be reduced by the number of shares granted (if any) from March 1, 2014 through the date of shareholder approval and increased by the number of shares recycled (if any) from March 1, 2014 through the date of shareholder approval.

2
Represents SARs granted under the Company's 1987 Stock Option and Incentive Plan, as amended (SOIP). Upon the effective date of the Plan (May 11, 2010), no new awards were allowed to be granted under the SOIP.

3
Assumes maximum payout for outstanding LTIPs and includes estimated dividend equivalents.

Summary of the Restated Plan's terms

The following description of the Restated Plan is qualified in its entirety by reference to the applicable provisions of the Restated Plan, which is attached as Exhibit D.

Participants

Under the Restated Plan, awards may be granted to any regular full-time employee of HEI or any of its 50% or more owned affiliates (approximately 3,966 full-time employees as of December 31, 2013), who has been selected as an eligible Participant by the Plan administrator.

Administration

The Restated Plan will be administered by the Board or, if delegated by the Board, the Compensation Committee of the Board or a subcommittee of the Compensation Committee. Pursuant to the terms of the Restated Plan and subject to the restrictions set forth in the Restated Plan and in any delegation of authority by the Board, such "Administrator" will have the power and authority, without limitation, to:

•

determine the types of awards to be granted and the terms and provisions of award agreements;

•

designate Participants;

   PROPOSAL NO. 3: APPROVAL OF THE HEI 2010 EQUITY AND INCENTIVE PLAN AS AMENDED AND RESTATED

•

determine the number of shares of HEI Common Stock to be covered by awards, and the terms, provisions, conditions, restrictions and performance goals (if any) relating to any award;

•

determine and adjust performance goals for awards intended to comply with the requirements of Section 162(m);

•

determine whether, to what extent and under what circumstances an award may be settled in cash, shares of HEI Common Stock or other securities and the methods by which awards may be settled, exercised, cancelled, forfeited, accelerated, exchanged or surrendered;

•

permit the deferral of all or any portion of the cash or shares of HEI Common Stock that are payable under an award;

•

construe and interpret the Restated Plan and any award and prescribe, amend and rescind rules and regulations relating to the Restated Plan;

•

determine the fair market value of an award; and

•

make all other determinations deemed necessary or desirable for the administration of the Restated Plan.

All decisions made by the administrator pursuant to the provisions of the Restated Plan will be final, conclusive and binding on all persons, including HEI and the Participants.

Shares reserved for issuance, award limitations, minimum vesting requirements

Shares reserved for issuance. Upon shareholder approval, the number of shares of HEI Common Stock available for future awards under the Restated Plan will be 1,834,434 shares (including the 1,500,000 additional shares requested under this proposal), less one share for every one share granted under the Restated Plan on or after March 1, 2014 and prior to the date this Restated Plan is approved by shareholders and plus one share for each share that is recycled, such as:

•

if any shares subject to an award, including awards granted prior to March 1, 2014, are forfeited, cancelled, exchanged or surrendered, or if an award otherwise terminates or expires without a distribution of shares to a Participant, the shares with respect to such award will again be available for awards under the Restated Plan on a one-for-one basis;

•

if any award, including awards granted prior to March 1, 2014, is settled in part or in full in cash, the shares settled in cash will again be available for issuance in connection with future awards granted under the Restated Plan on a one-for-one basis; and

•

on or after March 1, 2014, shares surrendered or withheld as payment of either (i) the exercise price of an award, including awards granted prior to, on or after March 1, 2014, and/or (ii) withholding tax liabilities in respect of an award, including awards granted prior to, on or after March 1, 2014, will again be available for issuance in connection with future awards granted under the Restated Plan on a one-for-one basis.

All shares may be made subject to awards of incentive stock options. The shares may be authorized but unissued HEI Common Stock or shares that have been or may be reacquired by the Company in the open market, in private transactions or otherwise.

The closing per share price of HEI Common Stock on the New York Stock Exchange on February 28, 2014 was $25.41.

Award limitations. To the extent required or intended to comply with the requirements of Section 162(m) and subject to certain equitable adjustments as provided in the Restated Plan, a Participant may not be granted an award of (i) Options or Share Appreciation Rights during any calendar year with respect to more than 100,000 shares and (ii) Restricted Shares, Restricted Stock Units, Performance Shares and/or Other Share-Based awards if such award would result in the Participant earning more than 200,000 shares (in the aggregate) for each twelve-month vesting or performance period applicable to all such type of awards granted during the calendar year.

Additionally, during any calendar year, a Participant may not be granted cash-based awards that are required or intended to comply with Section 162(m) if more than $2,000,000 may be earned for each twelve months in the performance period.

Minimum vesting requirements. Awards other than Substitute Awards, Options and Share Appreciation Rights shall vest (i.e., become nonforfeitable) over a minimum period of three years; provided that (i) to the extent vesting in such an award is conditioned upon the achievement of one or more performance goals, the award shall vest over a minimum period of one year (rather than over a minimum period of three years), (ii) in the event of a change in control or a Participant's death, disability, or retirement, no such minimum

   PROPOSAL NO. 3: APPROVAL OF THE HEI 2010 EQUITY AND INCENTIVE PLAN AS AMENDED AND RESTATED

vesting period shall be required and (iii) up to 5% of the proposed 1,834,434 authorized shares (91,721 Shares) may be made subject to such awards without minimum vesting requirements. For purposes of these requirements, vesting over a three-year period or one-year period (as the case may be) shall include periodic vesting over such period if the rate of such vesting is proportional throughout such period.

Substitute Awards. "Substitute Awards," as defined below and in the Restated Plan, will not reduce the shares authorized for grant under the Restated Plan or the limitations on grants to a Participant, nor will shares subject to a Substitute Award be added back to the shares available for awards under the Restated Plan. Additionally, in the event that a company acquired by the Company (or any Subsidiary or with which the Company or any Subsidiary combines) has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for awards under the Restated Plan and shall not reduce the shares authorized for grant under the Restated Plan (and shares subject to such awards shall not be added back to the shares available for awards under the Restated Plan); provided that awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were employees or directors of such other company immediately prior to such acquisition or combination. "Substitute Awards" shall mean awards granted or shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company (or any Subsidiary or with which the Company or any Subsidiary combines).

Awards

The Restated Plan allows for the grant of the following types of awards: Restricted Shares; Restricted Stock Units; Performance Shares; Options (including Incentive Stock Options); Share Appreciation Rights; Other Share-Based awards and Other Cash-Based awards.

Restricted Shares, Restricted Stock Units and Performance Shares

The grant of each award of Restricted Shares, Restricted Stock Units and Performance Shares will be memorialized in an award agreement, containing such terms and conditions as the administrator will determine. The administrator will have sole and complete authority to determine the Participants to whom awards of Restricted Shares, Restricted Stock Units and Performance Shares will be granted under the Restated Plan, the number of shares to be subject to the awards and the terms and conditions of the awards, including whether the vesting of such an award will be restricted by time or subject to the attainment of one or more performance goals (as described below). The Restricted Shares, Restricted Stock Units and Performance Shares will be subject to restrictions and conditions pursuant to the Restated Plan and as determined by the administrator at the time of grant or, subject to Code Section 409A, at a later time.

The administrator may, subject to certain limitations in the Restated Plan, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the administrator may determine in the event of (i) the attainment of certain performance related goals and/or (ii) the Participant's retirement, death or disability; provided, however, that this sentence will not apply to any award which is intended to qualify as "qualified performance-based compensation" under Section 162(m), subject to certain exceptions. Notwithstanding the foregoing, the outstanding awards may be subject to certain adjustments in special circumstances and upon a change in control, as provided in the Restated Plan.

Except as provided in the applicable award agreement, the Participant will generally have the rights of a shareholder of HEI with respect to Restricted Shares or Performance Shares during the restricted period. The Participant will generally not have the rights of a shareholder with respect to shares subject to Restricted Stock Units during the restricted period; provided, however, that, subject to Code

   PROPOSAL NO. 3: APPROVAL OF THE HEI 2010 EQUITY AND INCENTIVE PLAN AS AMENDED AND RESTATED

Section 409A, an amount equal to dividends declared during the restricted period with respect to the number of shares covered by Restricted Stock Units will, unless otherwise set forth in the applicable award agreement, be paid to the Participant at the same time as dividends are paid to HEI's shareholders generally, provided that the Participant is then providing services to HEI or any affiliate of HEI. Notwithstanding the foregoing, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any award of Restricted Shares, Restricted Stock Units or Performance Shares (or with respect to other share-based awards described below) that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, and shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Shares, Restricted Stock Units or Performance Shares with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

Options

If Options are granted, the grant of each Option will be memorialized in an award agreement, containing such terms and conditions as the administrator will determine. The administrator will have sole and complete authority to determine the Participants to whom Options will be granted under the Restated Plan, the number of shares to be subject to Options and the terms and conditions of Options (including whether the Option is an incentive stock option), provided that the exercise price of each Option may not be less than 100% of the Fair Market Value of the underlying HEI Common Stock on the date of grant. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Code Section 424(d)) more than 10% of the combined voting power of all classes of stock of HEI or of any of its subsidiaries and an incentive stock option is granted to such Participant, the exercise price of such an incentive stock option (to the extent required at the time of grant by the Code), except for Substitute Awards, will be no less than 110% of the Fair Market Value of the HEI Common Stock on the date such incentive stock option is granted. The term of any Option granted under the Restated Plan may not exceed 10 years, provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Code Section 424(d)) more than 10% of the combined voting power of all classes of stock of HEI or of any of its subsidiaries and an incentive stock option is granted to such employee, the term of such incentive stock option (to the extent required by the Code at the time of grant) will be no more than 5 years from the date of grant.

Options may be exercised in whole or in part by giving written notice of exercise to HEI specifying the number of shares to be purchased, accompanied by payment in full of the aggregate exercise price of the shares so purchased in cash or its equivalent. As determined by the administrator, in its sole discretion, payment for any Options in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the administrator (including the withholding of shares otherwise issuable upon exercise), (ii) in the form of unrestricted shares already owned by the Participant subject to certain conditions, (iii) any other form of consideration approved by the administrator and permitted by applicable law or (iv) any combination of the foregoing. A Participant will have no rights to dividends or any other rights of a shareholder with respect to the shares subject to an Option until the Participant has given written notice of exercise, paid in full for such shares and satisfied the requirements of the Restated Plan and Option agreement, and the shares are delivered to the Participant.

To the extent that the aggregate Fair Market Value of shares of HEI Common Stock with respect to which incentive stock options granted to a Participant under the Restated Plan and all other option plans of HEI or of any subsidiary of HEI become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Code Section 422(d)), the portion of such incentive stock options in excess of $100,000 will be treated as a nonqualified stock option.

Share Appreciation Rights

Share Appreciation Rights may be granted either alone (Free Standing Rights) or in conjunction with all or part of any Option granted under the Restated Plan (Related Rights). Subject to Code Section 409A, in the case of nonqualified stock options, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an incentive stock option, Related Rights may be granted only at the time

   PROPOSAL NO. 3: APPROVAL OF THE HEI 2010 EQUITY AND INCENTIVE PLAN AS AMENDED AND RESTATED

of the grant of the incentive stock option. The administrator will determine the Participants to whom, and the time or times at which, grants of Share Appreciation Rights will be made, the number of shares to be awarded, the price per share and all other conditions of Share Appreciation Rights. Share Appreciation Rights will contain such additional terms and conditions, not inconsistent with the terms of the Restated Plan, as the administrator will deem desirable, as set forth in an award agreement. Notwithstanding the foregoing, no Related Right may be granted for more shares than are subject to the Option to which it relates and any Share Appreciation Right, except for Substitute Awards, must be granted with an exercise price not less than the Fair Market Value of the underlying HEI Common Stock on the date of grant.

A Participant will have no rights to dividends or any other rights of a shareholder with respect to the shares subject to a Share Appreciation Right until the Participant has given written notice of its exercise, paid in full for such shares and satisfied the requirements of the Restated Plan and the award agreement and the shares are delivered to the Participant.

Upon the exercise of a Free Standing Right, the Participant will be entitled to receive up to, but not more than, that number of shares equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right multiplied by the number of shares in respect of which the Free Standing Right is being exercised.

Share Appreciation Rights that are Related Rights will be exercisable only at such time or times and to the extent that the Options to which they relate are exercisable. A Related Right granted in connection with an incentive stock option will be exercisable only if and when the Fair Market Value of shares of the HEI Common Stock subject to the incentive stock option exceeds the exercise price of such Option. A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option, upon which the Participant will be entitled to receive up to that number of shares equal in value to the excess of the Fair Market Value as of the date of exercise over the exercise price specified in the related Option multiplied by the number of shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, will no longer be exercisable to the extent the Related Rights have been so exercised.

The administrator may determine to settle the exercise of a Share Appreciation Right in cash in lieu of shares (or in any combination of shares and cash). The term of each Related Right will be the term of the Option to which it relates, and no Share Appreciation Right will be exercisable more than 10 years after the date such right is granted.

Other Share-Based or Cash-Based Awards

The administrator is authorized to grant awards to Participants in the form of Other Share-Based awards or Other Cash-Based awards, as deemed by the administrator to be consistent with the purposes of the Restated Plan and as evidenced by an award agreement. The administrator will determine the terms and conditions of such awards, consistent with the terms of the Restated Plan, at the date of grant or soon thereafter, including any performance goals and performance periods.

Performance Goals

Under the Restated Plan, the administrator has the authority to determine that vesting or payment of an award will be subject to the attainment of one or more performance goals. The performance goals may include any combination of, or a specified increase or decrease of, one or more of the following over a specified period:

•

earnings before all or any interest, taxes, depreciation and/or amortization;

•

net income (before or after taxes);

•

earnings per share of HEI Common Stock;

•

market share, gross revenue, and/or return on assets;

•

cost reduction goals and operating expenses;

•

earnings from continuing operations, levels of expense, cost or liability;

•

performance against operational budgets;

•

a Participant's individual operational goals;

•

return on average common equity;

•

individual performance goals;

   PROPOSAL NO. 3: APPROVAL OF THE HEI 2010 EQUITY AND INCENTIVE PLAN AS AMENDED AND RESTATED

•

total return to shareholders and shareholder value added;

•

free cash flow;

•

modified free cash flow (net income plus depreciation and amortization less net capital expenditures);

•

pre-tax, pre-provision income;

•

net interest margin;

•

efficiency ratio; and

•

net charge offs.

Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of HEI or its affiliates, or a division or strategic business unit of HEI, or may be applied to the performance of HEI relative to a market index, a group of other companies or a combination thereof, all as determined by the administrator. The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing performance goals will be determined in accordance with generally accepted accounting principles and will be subject to certification by the administrator, provided that the administrator will have the authority to make equitable adjustments to the performance goals in recognition of unusual or nonrecurring events affecting HEI or any of its affiliates or the financial statements of HEI or any of its affiliates, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, in any case to the extent such adjustment does not cause a loss of deduction under Section 162(m).

Section 162(m), Performance Awards

Section 162(m). Section 162(m) denies a deduction by an employer for certain compensation in excess of $1,000,000 per year paid by a publicly held corporation to the following covered employees who are employed at the end of the corporation's taxable year: the Chief Executive Officer and the three other most highly compensated executive officers (other than the Chief Financial Officer) for whom compensation disclosure is required under the proxy rules. Certain compensation, including compensation based on the attainment of performance goals, is excluded from this deduction limit if certain requirements are met. Among the requirements for compensation to qualify for this exclusion is that the material terms pursuant to which the compensation is to be paid be disclosed to and approved (and, as discussed above, in certain circumstances reapproved) by the shareholders in a separate vote prior to the payment of any such compensation, and that the plan be administered by "outside directors" (as defined in Section 162(m)). Accordingly, if the Restated Plan is approved by shareholders and other conditions of Section 162(m) relating to the exclusion for performance-based compensation are satisfied, compensation paid to covered employees pursuant to the Restated Plan will not be subject to the deduction limit of Section 162(m).

Performance Awards. If a Restricted Share award, a Restricted Stock Unit award, a Performance Share award, an Other Share-Based award or an Other Cash-Based award is intended to comply with the requirements of Section 162(m), the Compensation Committee may provide as to such award that the lapsing of restrictions thereon and the distribution of cash, shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Compensation Committee. Such performance goals (and any exclusions) shall (i) be set by the Compensation Committee prior to the earlier of (a) 90 days after the commencement of the applicable performance period, or (b) the expiration of 25% of the performance period, and (ii) otherwise comply with the requirements of Section 162(m) and the regulations thereunder.

The Compensation Committee may further provide as to such award that, subject to a change in control, the Compensation Committee may adjust downwards, but not upwards, the amount payable pursuant to the award, and the Compensation Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant or as otherwise determined by the Compensation Committee in special circumstances.

   PROPOSAL NO. 3: APPROVAL OF THE HEI 2010 EQUITY AND INCENTIVE PLAN AS AMENDED AND RESTATED

The Compensation Committee shall have the power to impose such other restrictions on such award as it may deem necessary or appropriate to ensure that the award satisfies all requirements for "qualified performance-based compensation" within the meaning of Section 162(m).

Change in Control

Except as otherwise provided in an award agreement or in an individual agreement between a Participant and HEI, in the event of a change in control of HEI, the surviving entity or acquiring entity (or the surviving or acquiring entity's parent company) will assume all awards outstanding under the Restated Plan or will substitute similar awards. Any such assumed or substituted award will provide that, if the Participant's employment with HEI or an affiliate of HEI (or any successor) is terminated within 24 months following the change in control by HEI or an affiliate without cause or by the Participant with Good Reason, the award will become fully vested and exercisable and all restrictions on such awards will immediately lapse (with all performance goals or other vesting criteria deemed achieved at 100% of target levels), and each such award that is an Option or Share Appreciation Right will remain exercisable for not less than one year following such termination of employment.

To the extent the surviving entity (or acquiring entity or parent company, as the case may be) refuses to assume or substitute outstanding awards:

•

all outstanding awards will become fully vested and exercisable and all restrictions on such awards will immediately lapse (with all performance goals or other vesting criteria deemed achieved at 100% of target levels);

•

with respect to Options and Share Appreciation Rights, the Participant will have the right to exercise such awards for a period of time determined by the administrator, or will be entitled to receive an amount in cash equal to the excess (if any) of the number of shares subject to such awards multiplied by the per share consideration paid as of the date of the occurrence of the change in control for the shares, minus the aggregate exercise price of such awards; and

•

all awards not assumed, continued or substituted will terminate upon the change in control.

Transferability of awards

Awards will not be transferable by a Participant except by will or the laws of descent and distribution and will be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

Amendment or termination of the Restated Plan; prohibition on repricing

The Board may amend, alter or terminate the Restated Plan, or amend an award, at any time, but no amendment, alteration or termination may be made that would impair the rights of a Participant under any award without such Participant's consent. Shareholder approval is required for any amendment that would increase the total number of shares (unless pursuant to an equitable adjustment as set forth in the Restated Plan), materially increase plan benefits, materially alter eligibility provisions or extend the maximum Option term under the Restated Plan, or as otherwise required by law or applicable rule.

Other than certain equitable adjustments as provided in the Restated Plan, the administrator may not without the approval of the Company's shareholders: (a) reduce the exercise price of an outstanding Option or Share Appreciation Right after it is granted; (b) cancel an Option or Share Appreciation Right when the exercise price exceeds the Fair Market Value of one share in exchange for cash or the grant of a new award (other than in connection with a change in control); or (c) take any other action with respect to an Option or Share Appreciation Right that would be treated as a repricing under the rules and regulations of the New York Stock Exchange.

   PROPOSAL NO. 3: APPROVAL OF THE HEI 2010 EQUITY AND INCENTIVE PLAN AS AMENDED AND RESTATED

Term of the Restated Plan

If the shareholders approve this Restated Plan, no awards may be made after May 7, 2024, the ten-year anniversary of the date on which shareholders' approval of this Restated Plan is being requested, but awards made before May 7, 2024 may extend beyond such date.

Federal income tax consequences

The following discussion of certain relevant federal income tax effects applicable to options, share appreciation rights and some other awards granted under the Restated Plan is a summary only, and reference is made to the Code and the applicable regulations and rulings thereunder for a complete statement of all relevant federal tax provisions.

Options. With respect to nonqualified stock options, the grantee will recognize no income upon grant of the option, and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the amount paid by the grantee for the shares. Upon a subsequent disposition of the shares received under the option, the grantee generally will recognize capital gain (or loss) to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

In general, no taxable income is realized by a grantee upon the grant of an incentive stock option. If shares are issued to a grantee (option shares) pursuant to the exercise of an incentive stock option granted under the Restated Plan and the grantee does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the grantee (disqualifying disposition), then, generally (i) the grantee will not realize ordinary income upon exercise and (ii) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such grantee as capital gain (or loss). The amount by which the fair market value of the HEI Common Stock on the exercise date of an incentive stock option exceeds the purchase price generally will constitute an item which increases the grantee's "alternative minimum taxable income" (as defined in the Code).

If option shares acquired upon the exercise of an incentive stock option are disposed of in a disqualifying disposition, the grantee generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares) over the exercise price paid for the option shares.

Subject to certain exceptions, an option generally will not be treated as an incentive stock option if it is exercised more than three months following termination of employment. If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, such option will be treated as a nonqualified stock option as discussed above.

In general, HEI will receive an income tax deduction at the same time and in the same amount as the employee recognizes ordinary income. Note that a qualifying exercise of an incentive stock option will neither generate ordinary income for the employee nor a tax deduction for HEI.

Share Appreciation Rights. The recipient of a grant of share appreciation rights will not realize taxable income and HEI will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the exercise of a share appreciation right, the recipient will realize ordinary income equal to the fair market value of any shares received at the time of exercise. In general, HEI will be entitled to a corresponding deduction, equal to the amount of income realized.

Code Section 409A. The American Jobs Creation Act of 2004 added Section 409A to the Code, which imposes restrictions on "nonqualified deferred compensation" (as defined in Code Section 409A). Section 409A generally applies to amounts deferred after December 31, 2004. Generally, options and share appreciation rights with an exercise price at least equal to the fair market value of the underlying stock on the date of grant and restricted stock will not be considered deferred compensation if such awards do not include any other feature providing for the deferral of compensation. Failure to follow the provisions of Code Section 409A can result in taxation to the grantee of a 20% additional income tax and interest on the taxable amount and, depending on the state, additional state taxes. It is intended that payments and benefits under the Restated Plan comply with or be exempt from Code Section 409A. If taxes or penalties under Code Section 409A are imposed on a grantee in connection with the Restated Plan, such grantee will

   PROPOSAL NO. 3: APPROVAL OF THE HEI 2010 EQUITY AND INCENTIVE PLAN AS AMENDED AND RESTATED

be solely responsible and liable for the satisfaction of all such taxes and penalties, and neither HEI nor any affiliate will have any obligation to indemnify or otherwise hold the grantee (or any beneficiary) harmless from any or all of such taxes or penalties.

Restricted Shares, Restricted Stock Units or Performance Shares. Grants of restricted shares or restricted stock units are generally not taxable to Participants at the time of grant and the Company generally claims no deduction at that time. The Company receives a deduction and the Participant recognizes taxable income equal to the fair market value of the stock at the time the restrictions lapse (i.e., at the time the restricted shares or restricted stock units vest). However, in the case of restricted shares only, the Participant may elect, within thirty days of notification of the award, to recognize the income on the award date, in accordance with Code Section 83(b) (an "83(b) election"). If the participant makes an 83(b) election, the Company receives a corresponding deduction at the time of grant. Any dividends received on restricted shares prior to the date the Participant recognizes income on the stock are taxable compensation income when received and the Company is entitled to a corresponding tax deduction at such time.

The grant of restricted shares, restricted stock units or performance shares that are subject to performance measures generally does not result in taxable income to the Participant at the time of grant. Following the completion of the performance period, the award is determined and paid or distributed. The full value paid or distributed is treated as ordinary income, and the Company is entitled to a corresponding tax deduction at such time.

New plan benefits

The benefits to be derived under the Restated Plan by Participants cannot be determined, since the ultimate value of awards under the Related Plan depends on several factors, including the market value of HEI Common Stock, and future grants under the Restated Plan will be made at the sole discretion of the administrator, based on a variety of considerations. The Grants of Plan-Based Awards Table on page 50 sets forth certain information with respect to equity and nonequity awards made to our named executive officers in fiscal year 2013.

   PROPOSAL NO. 3: APPROVAL OF THE HEI 2010 EQUITY AND INCENTIVE PLAN AS AMENDED AND RESTATED

Equity compensation plans

Information as of December 31, 2013 about HEI Common Stock that may be issued under all of the Company's equity compensation plans was as follows:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights[1]	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights[2] ($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities to be issued as reflected in column (1))[3]
Equity compensation plans approved by the Company's shareholders	1,304,255	26.02	1,581,169
Equity compensation plans not approved by the Company's shareholders	—	—	—
TOTAL	1,304,255	26.02	1,581,169
1
This column includes the number of shares of HEI Common Stock which may be issued under the HEI 2010 Equity Incentive Plan (EIP) and the 1987 Stock Option and Incentive Plan (SOIP) on account of awards outstanding as of December 31, 2013, including:

SOIP	EIP	TOTAL
2,366	—	2,366	Stock appreciation rights plus accrued dividend equivalent rights
—	313,206	313,206	Restricted stock units plus estimated compounded dividend equivalents (if applicable)*
—	75,309	75,309	Shares issued in February 2014 under the 2011-2013 LTIP plus compounded dividend equivalents
—	913,374	913,374	Shares issuable at maximum payouts under the 2012-2014 and 2013-2015 LTIPs, including estimated compounded dividend equivalents
2,366	1,301,889	1,304,255
*
Under the EIP as of December 31, 2013, RSUs count against the shares authorized for issuance as four shares for every share issued. Accordingly, the 313,206 RSU shares in the table are counted as 1,252,824 shares in determining the 1,581,169 shares available for future issuance under the EIP.
2
The weighted average exercise price in this column relates to the outstanding 62,000 stock appreciation rights which were granted in 2004. Excluded from the weighted average exercise price calculation are 102,000 stock appreciation rights whose exercise price was greater than the share price on December 31, 2013 and shares that may be issued without the payment of additional consideration (including the LTIP and restricted stock unit awards).

3
This represents the number of shares available as of December 31, 2013 for future awards, including 1,378,709 shares available for future awards under the EIP and 202,460 shares available for future awards under the 2011 Nonemployee Director Plan. As of May 11, 2010, no new awards may be granted under the SOIP.

   AUDIT COMMITTEE REPORT

 AUDIT COMMITTEE REPORT

The Audit Committee is responsible for providing independent, objective oversight of HEI's accounting functions and internal controls. It operates and acts under a written charter, which was adopted and approved by the committee and the Board of Directors. The Board has determined that the three directors currently serving on the Audit Committee (Ms. Fowler and Messrs. Russell and Taniguchi) meet the independence and other qualification requirements of the NYSE Listed Company Manual and applicable securities laws. Ms. Fowler and Messrs. Russell and Taniguchi have been determined by the Board to be the "audit committee financial experts" on the Audit Committee. In addition, the Audit Committee has authority to retain its own independent legal counsel and accounting advisers at HEI's expense.

The Audit Committee assists the Board with its financial and risk oversight responsibilities. Management has the primary responsibility for HEI's consolidated financial statements and reporting process, including the systems of internal control. The independent registered public accounting firm has the responsibility for the independent audit of the consolidated financial statements and for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles.

Auditors' fees

The following table sets forth the fees paid or payable to PricewaterhouseCoopers LLP (PwC), the Company's independent registered public accounting firm for 2012 and 2013:

	2012		2013
	Fees	%	Fees	%
Audit fees (principally consisted of fees associated with the audit of HEI's, Hawaiian Electric Company's and American Savings Bank's consolidated financial statements and internal control over financial reporting (Sarbanes-Oxley Act of 2002, Section 404), quarterly reviews, issuances of letters to underwriters, statutory audits, review of registration statements and issuance of consents)	$2,455,000	85.1	$2,412,000	85.7
Audit-related fees (principally consisted of fees associated with the audit of the financial statements of certain employee benefit plans)	321,000	11.1	321,000	11.4
Tax fees (tax compliance services with respect to federal and state taxes)	108,000	3.7	79,000	2.8
All other fees	2,000	0.1	2,000	0.1
	$2,886,000	100.0	$2,814,000	100.0

Pursuant to its charter, the Audit Committee preapproves all audit and permitted nonaudit services to be performed by the independent registered public accounting firm. The Audit Committee may delegate this responsibility to one or more of its members, provided that such member or members report any such preapprovals to the full Audit Committee at its next regularly scheduled meeting. All of the amounts set forth in the table above were preapproved. In addition, the Audit Committee reviewed the professional fees billed by PwC and determined that the provision of nonaudit services was compatible with the maintenance of the auditor's independence.

Independence of registered public accounting firm and recommendation to include financial statements in Form 10-K

In connection with its responsibilities, the Audit Committee held eight regular meetings in 2013 with management and PwC. In its meetings with management and PwC, the Audit Committee's review and discussion included the audited consolidated financial statements, audit plan and quality/adequacy of internal controls. The Audit Committee believes that management maintains effective systems of internal control that result in fairly presented consolidated financial statements. Discussions with PwC included the matters required by Statement on Auditing

   AUDIT COMMITTEE REPORT

Standards No. 61, as amended (AICPA, Professional Standards Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which incorporates information regarding the scope and results of the audit.

PwC provided the Audit Committee with written disclosures and a letter regarding its independence from management as required by professional standards and other regulatory requirements, including applicable requirements of the Public Company Accounting Oversight Board. Based on its review of the disclosure statements and discussions with PwC, the Audit Committee satisfied itself as to the independence of the external auditor.

Based on its reviews and discussions with management and PwC described above and review of PwC's representations and disclosures, the Audit Committee recommended to the Board of Directors that HEI's audited consolidated financial statements be included in HEI's 2013 Form 10-K.

Audit Committee Barry K. Taniguchi, Chairperson Peggy Y. Fowler Keith P. Russell

   PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL NO. 4: RATIFICATION OF
APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (PwC) has served as HEI's independent registered public accounting firm since February 2010. On February 10, 2014, the Audit Committee selected PwC as HEI's independent registered public accounting firm for 2014, subject to shareholder ratification. The Board, upon the recommendation of its Audit Committee, recommends the ratification of the appointment of PwC as the independent registered public accounting firm of HEI for fiscal year 2014 and thereafter until its successor is appointed. Representatives of PwC will be present at the Annual Meeting, will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Your Audit Committee and Board recommend that you vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2014.

OTHER INFORMATION

Proxy solicitation and related cost

HEI will solicit proxies by mail, telephone or other means of communication and will bear the cost of such solicitation. We have engaged Phoenix Advisory Partners to assist in the distribution of proxy materials and solicitation of proxies (including by telephone) from shareholders at a cost of $8,500 plus reasonable expenses. We will also reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of our Common Stock.

Deadline for submitting a proposal to be included in the proxy statement for next year's Annual Meeting

Shareholders who want to have a proposal included in the proxy statement and form of proxy for the 2015 Annual Meeting must notify the Corporate Secretary in writing. The proposal must be received by November 25, 2014.

   OTHER INFORMATION

Bringing business matters before the Annual Meeting

Shareholders who wish to present business before the Annual Meeting must provide a written notice to the Corporate Secretary that is received no later than 60 days nor earlier than 90 days prior to the anniversary date of the preceding year's Annual Meeting.

To be timely for the 2015 Annual Meeting of Shareholders, notice must be received by the Corporate Secretary no later than March 8, 2015 and no earlier than February 6, 2015. The notice must include, as to each matter the shareholder proposes to bring before the Annual Meeting: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of the shareholder, (iii) the number of shares of HEI Common Stock owned by the shareholder, (iv) a description of all arrangements or understandings between the shareholder and any other person(s) (including their name(s)) in connection with the proposal of such business by the shareholder and any material interest of the shareholder in such business and (v) a representation that the shareholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting.

Recommend or propose persons as nominees to serve on the Board

Shareholders may recommend any person to serve on the Board by writing to the Nominating and Corporate Governance Committee in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P.O. Box 730, Honolulu, Hawaii 96808-0730. Recommendations must be received by November 25, 2014 for consideration by the Nominating and Corporate Governance Committee for the 2015 Annual Meeting. The recommendation must include (a) a resume and other relevant biographical information regarding the person's skills and qualifications to serve on the Board, (b) the nominee's consent to serve as a director and (c) the number of shares of HEI Common Stock owned by the shareholder.

Shareholders may propose persons as nominees to serve on the Board by providing a written notice to the Corporate Secretary that is received no later than March 8, 2015 and no earlier than February 6, 2015. The notice must include:

•

as to each proposed nominee: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the number of shares of HEI Common Stock that are owned by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder; and

•

as to the shareholder: (i) the name and record address of the shareholder, (ii) the number of shares of HEI Common Stock that are owned by the shareholder, (iii) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder, (iv) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the proposed nominee(s) and (v) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

A written consent of each proposed nominee to being a nominee and to serve as a director if elected must also accompany the notice.

   OTHER INFORMATION

"Householding" and provision of additional copies of proxy materials upon request

As permitted by rules of the Securities and Exchange Commission, HEI has adopted a procedure referred to as "householding," under which only one annual report to shareholders will be delivered to shareholders sharing the same address, unless contrary instructions are received. Householding reduces the volume of duplicate information received at your household, the cost to HEI of preparing and mailing duplicate materials and the environmental burden of excess paper usage. Certain shareholder accounts at a householded address will continue to receive separate proxy statements and proxy cards, and we will also deliver promptly upon your written or oral request a separate copy of the annual report, proxy statement or Notice of Internet Availability if you are a security holder at a shared address to which a single copy of the requested documents was delivered. Dividend payments and account statements are not affected. Householding will continue until you are notified otherwise or until you notify us that you wish to receive a separate annual report. You will be removed from the householding program within 30 days after receipt of your notice. If you wish to commence or discontinue householding of the annual report to shareholders, you may notify us by calling us at (808) 532-5841 or toll free at (866) 672-5841 between 7:30 a.m. and 3:30 p.m., Hawaii Standard Time. You may also write to us at the following address: Hawaiian Electric Industries, Inc. Shareholder Services, P.O. Box 730, Honolulu, Hawaii 96808-0730, or e-mail us at invest@hei.com.

If you hold your shares in "street name," please contact your bank, broker or other holder of record to request information about householding.

*    *    *

Please vote your proxy as soon as possible to ensure that your shares will be counted at the Annual Meeting.

                      Chester A. Richardson
                      Executive Vice President, General Counsel, Secretary
                      and Chief Administrative Officer

March 25, 2014

   EXHIBIT A

EXHIBIT A

Reconciliation of GAAP1 to Non-GAAP Measures

The Company reports its financial results in accordance with accounting principles generally accepted in the United States of America (GAAP). However, management uses certain non-GAAP measures to evaluate the performance of HEI and its subsidiaries. Management believes these non-GAAP measures provide useful information and are a better indicator of our core operating activities. Core earnings and other financial measures as presented in this Exhibit A may not be comparable to similarly titled measures used by other companies. The table below provides a reconciliation of GAAP earnings to non-GAAP core earnings for both the utility and HEI consolidated and the corresponding adjusted ROACE and a reconciliation of the bank's GAAP net income to non-GAAP core net income.

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
(in millions, except per share amounts)

Years ended December 31	2013	2012	2011
CONSOLIDATED NET INCOME
GAAP (as reported)	$161.5	$138.7	$138.2
Excluding special items (after-tax):
Settlement agreements for the partial writedown of certain utility assets	–	24.4	5.7
Non-GAAP (core)	$161.5	$163.1	$143.9
CONSOLIDATED DILUTED EARNINGS PER SHARE
GAAP (as reported)	$1.62	$1.42	$1.44
Excluding special items (after-tax):
Settlement agreements for the partial writedown of certain utility assets	–	0.25	0.06
Non-GAAP (core)	$1.62	$1.68	$1.50
CONSOLIDATED SHAREHOLDERS' EQUITY
GAAP (as reported)	$1,727.1	$1,593.9	$1,528.7
HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	9.7%	8.9%	9.2%
Based on non-GAAP (core) using average GAAP common equity2,[3]	9.7%	10.4%	9.6%
Hawaiian Electric Company, Inc. and Subsidiaries
UTILITY NET INCOME
GAAP (as reported)	$122.9	$99.3	$100.0
Excluding special items (after-tax):
Settlement agreements for the partial writedown of certain utility assets	–	24.4	5.7
Non-GAAP (core)	$122.9	$123.7	$105.7
UTILITY COMMON STOCK EQUITY
GAAP (as reported)	$1,593.6	$1,472.1	$1,402.8
UTILITY RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	8.0%	6.9%	7.3%
Based on non-GAAP (core) using average GAAP common equity[2]	8.0%	8.6%	7.7%
BANK NET INCOME
GAAP (as reported)	$57.5	$58.60	$59.80
Excluding special items (after-tax):
Lower debit card interchange fees due to Durbin Amendment, partly offset by gain on sale of credit card portfolio	$1.8	–	–
Non-GAAP (core)	$59.3	$58.6	$59.8

Note: Columns may not foot due to rounding.

1
Accounting principles generally accepted in the United States of America

2
Calculated as core net income divided by average GAAP common equity

3
For 2013, ROACE based on GAAP net income and using quarterly average GAAP common equity is 9.8%

A-1

   EXHIBIT B

EXHIBIT B

2013 Edison Electric Institute (EEI) Index Peers for HEI Long-term Incentive Plan Relative Total Shareholder Return Metric

The EEI is an association of U.S. shareholder-owned electric companies that are representative of comparable investment alternatives to HEI. The EEI's members serve 95% of the ultimate customers in the shareholder-owned segment of the industry and represent approximately 70% of the U.S. electric power industry.

Allete, Inc.	NextEra Energy Inc.
Alliant Energy Corp.	NiSource Inc.
Ameren Corp.	Northeast Utilities
American Electric Power Co.	NorthWestern Corp.
Avista Corp.	OGE Energy Corp.
Black Hills Corp.	Otter Tail Corp.
Centerpoint Energy Inc.	Pepco Holdings Inc.
Cleco Corp.	PG&E Corp.
CMS Energy Corp.	Pinnacle West Capital Corp.
Consolidated Edison Inc.	PNM Resources Inc.
Dominion Resources Inc.	Portland General Electric
DTE Energy Co.	PPL Corp.
Duke Energy Corp.	Public Service Enterprise Group Inc.
Edison International	SCANA Corp.
El Paso Electric Co.	Sempra Energy
Empire District Electric Co.	Southern Co.
Entergy Corp.	TECO Energy
Exelon Corp.	UIL Holdings Corp.
FirstEnergy Corp.	Unitil Corp.
Great Plains Energy Inc.	UNS Energy Corp.
IDACORP Inc.	Vectren Corp.
Integrys Energy Group	Westar Energy Inc.
MDU Resources Group Inc.	Wisconsin Energy Corp.
MGE Energy Inc.	Xcel Energy Inc.

B-1

   EXHIBIT C

EXHIBIT C

2013 Bank Performance Peer Group for Long-term Incentive Plan Return on Assets (ROA) Metric

The performance peer group for American's long-term incentive plan ROA metric includes all publicly traded banks and thrifts with total assets between $3.5 billion and $8 billion. The specific banks and thrifts in the bank ROA peer group in one year may differ from the banks and thrifts in the group in the next year, as total assets for a given institution may change from year to year.

1st Source Corporation	Great Southern Bancorp, Inc.
BancFirst Corporation	Heartland Financial USA, Inc.
Bancorp, Inc.	Home BancShares, Inc.
Bank of the Ozarks, Inc.	Independent Bank Corporation
Banner Corporation	National Bank Holdings Corporation
BBCN Bancorp, Inc.	NBT Bancorp Inc.
Beneficial Mutual Bancorp, Inc. (MHC)	Northwest Bancshares, Inc.
Berkshire Hills Bancorp, Inc.	PacWest Bancorp
Boston Private Financial Holdings, Inc.	Park National Corporation
Brookline Bancorp, Inc.	Pinnacle Financial Partners, Inc.
Capital Bank Financial Corporation	Provident Financial Services, Inc.
Central Pacific Financial Corporation	Provident New York Bancorp
Chemical Financial Corporation	Renasant Corporation
Columbia Banking System, Inc.	S&T Bancorp, Inc.
Community Bank System, Inc.	Sandy Spring Bancorp, Inc.
Community Trust Bancorp, Inc.	SCBT Financial Corporation
CVB Financial Corp.	Simmons First National Corporation
Dime Community Bancshares, Inc.	Taylor Capital Group, Inc.
First Busey Corporation	Tompkins Financial Corporation
First Commonwealth Financial Corporation	TowneBank
First Financial Bancorp.	TrustCo Bank Corp NY
First Financial Bankshares, Inc.	Union First Market Bankshares Corporation
First Interstate BancSystem, Inc.	United Community Banks, Inc.
First Merchants Corporation	WesBanco, Inc.
Flushing Financial Corporation	Westamerica Bancorporation
Glacier Bancorp, Inc.	Western Alliance Bancorporation
WSFS Financial Corporation

C-1

   EXHIBIT D

EXHIBIT D

HEI 2010 EQUITY AND INCENTIVE PLAN AS AMENDED AND RESTATED

HAWAIIAN ELECTRIC INDUSTRIES, INC.
2010 EQUITY AND INCENTIVE PLAN

As Amended and Restated February 14, 2014

Section 1. Purpose of Plan.

The name of this Plan is the Hawaiian Electric Industries, Inc. 2010 Equity and Incentive Plan (the "Plan"). The purpose of the Plan is to provide an additional incentive to selected employees of the Company or its Affiliates whose contributions are essential to the growth and success of the Company's business, in order to strengthen the commitment of such persons to the Company and its Affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Shares, Other Share-Based Awards, Other Cash-Based Awards or any combination of the foregoing.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)    "Administrator" means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b)   "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

(c)    "Articles of Incorporation" means the amended and restated articles of incorporation of the Company, as may be further amended and/or restated from time to time.

(d)   "Award" means any Option, Share Appreciation Right, Restricted Share, Restricted Stock Unit, Performance Share, Other Share-Based Award or Other Cash-Based Award granted under the Plan.

(e)    "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

(f)     "Bylaws" mean the amended and restated bylaws of the Company, as may be amended and/or restated from time to time.

(g)   "Beneficial Owner" (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(h)    "Board" means the Board of Directors of the Company.

(i)     "Cause" shall have the meaning assigned to such term in any individual employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or the agreement does not define "Cause," Cause shall mean (i) the refusal or neglect of the Participant to perform substantially his or her employment-related duties, (ii) the Participant's personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) the Participant's indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his or her willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of employment which in no way adversely affects the Company and its

   EXHIBIT D

Subsidiaries or their reputation or the ability of the Participant to perform his or her employment-related duties or to represent the Company or any Subsidiary of the Company that employs such Participant), (iv) the Participant's failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or any of its Subsidiaries or (v) the Participant's material breach of any written covenant or agreement with the Company or any of its Subsidiaries not to disclose any information pertaining to the Company or such Subsidiary or not to compete or interfere with the Company or such Subsidiary.

(j)     "Change in Capitalization" means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) dividend (whether in the form of cash, Common Stock or other property, other than a regular cash dividend), stock split or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) declaration of a special dividend (including a cash dividend) or other distribution, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 6 hereof is appropriate.

(k)    "Change in Control" shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

  (i)     any Person is or becomes (other than in connection with a transaction described in Paragraph (iii) below) the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or any of its Affiliates) representing more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities; or

  (ii)    during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including without limitation a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority thereof; or

  (iii)   consummation of a merger or consolidation of the Company or any Subsidiary of the Company with any other company, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

  (iv)   the shareholders of the Company approve a plan of complete liquidation of the Company; or

  (v)    there is consummated an agreement for the sale, disposition or long-term lease by the Company of all or substantially all of the Company's assets.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred (1) by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in one or more entities which, singly or together, immediately following such transaction or series of transactions, own all or substantially all of the assets of the Company as constituted immediately prior to such transaction or series of transactions, or (2) with respect to any Award subject to Section 409A of the Code, unless the applicable event also constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder.

(l)     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

   EXHIBIT D

(m)  "Committee" means any committee the Board may appoint to administer the Plan or a subcommittee thereof. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of an "outside director" within the meaning of Section 162(m) of the Code, a "non-employee director" within the meaning of Rule 16b-3 and any other qualifications required by the applicable stock exchange on which the Common Stock is traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Certificate of Incorporation or Bylaws, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee's members.

(n)    "Common Stock" means the common stock, no par value per share, of the Company.

(o)   "Company" means Hawaiian Electric Industries, Inc. (or any successor corporation, except as the term "Company" is used in the definition of "Change in Control" above).

(p)   "Covered Employee" shall have the meaning set forth in Section 162(m) of the Code.

(q)   "Disability" means, with respect to any Participant, that such Participant (i) as determined by the Administrator in its sole discretion, is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.

(r)    "Effective Date" means the date as of which this Plan was originally approved by the shareholders of the Company, which was May 11, 2010.

(s)    "Eligible Recipient" means any regular full-time employee of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator.

(t)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

(u)    "Exercise Price" means, with respect to any Award under which the holder may purchase Shares, the per share price at which a holder of such Award granted hereunder may purchase Shares issuable upon exercise of such Award.

(v)    "Fair Market Value" means, as of any given date, with respect to any Awards granted hereunder: (i) the closing sale price of a share of Common Stock on such date on the national securities exchange on which the Company's equity securities are principally listed or traded, or, if on such date no trade was conducted, the most recent preceding date on which there was such a trade; (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market; (iii) the fair market value of a share of Common Stock as determined in accordance with a method prescribed in the applicable Award Agreement; or (iv) the fair market value of a share of Common Stock as otherwise determined by the Administrator in the good faith exercise of its discretion and, as required, in compliance with Section 409A of the Code.

(w)   "Free Standing Rights" shall have the meaning as set forth in Section 9 hereof.

(x)    "Good Reason" means any material reduction in the Participant's annual base compensation (except a reduction pursuant to across-the-board reductions that similarly affect all similarly situated employees of the Company or any Affiliate, as applicable).

(y)    "Incentive Stock Option" or "ISO" means any Option intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

(z)    "Non-Qualified Stock Option" or "NQSO" means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

   EXHIBIT D

(aa)  "Option" means an option to purchase shares of Common Stock granted pursuant to Section 8 hereof. An Option may be either an ISO or an NQSO.

(bb) "Other Cash-Based Award" means a cash Award granted to a Participant under Section 11 hereof, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

(cc)  "Other Share-Based Award" means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares, restricted stock units, dividend equivalents or performance units, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms or conditions as permitted under the Plan.

(dd) "Participant" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority provided for in Section 3 hereof, to receive grants of Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Shares, Other Share-Based Awards, Other Cash-Based Awards or any combination of the foregoing, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

(ee)  "Performance Goals" means performance goals based on one or more of the following criteria: (i) total return to shareholders; (ii) earnings per share of Common Stock; (iii) net income (before or after taxes); (iv) earnings before all or any interest, taxes, depreciation and/or amortization ("EBIT", "EBITA", or "EBITDA"); (v) gross revenue; (vi) return on assets; (vii) market share; (viii) cost reduction goals; (ix) earnings from continuing operations, levels of expense, cost or liability; (x) performance against operational budgets; (xi) a Participant's individual operational project goals; (xii) return on average common equity; (xiii) individual performance goals; (xiv) free cash flow; (xv) modified free cash flow (net income plus depreciation and amortization less net capital expenditures); (xvi) shareholder value added; (xvii) pre-tax, pre-provision income; (xviii) efficiency ratio; (xix) net charge offs; and (xx) any combination of, or a specified increase or decrease of one or more of the foregoing over a specified period. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or Affiliate thereof, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided, that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate thereof or the financial statements of the Company or any Affiliate thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, in any case to the extent such adjustment does not cause a loss of deduction under Section 162(m) of the Code.

(ff)    "Performance Shares" means Shares that are subject to restrictions that lapse upon the attainment of specified performance objectives and that are granted pursuant to Section 10 hereof.

(gg) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(hh) "Plan" shall have the meaning as set forth in Section 1 hereof. The Plan was originally adopted by the Board on February 11, 2010 and approved by the Company's shareholders on May 11, 2010. The Board adopted this amended and restated Plan on February 14, 2014.

   EXHIBIT D

(ii)    "Related Rights" shall have the meaning as set forth in Section 9 hereof.

(jj)    "Restatement Date" means the date this Plan (as amended and restated on February 14, 2014) is approved by the shareholders of the Company.

(kk)  "Restricted Period" means any such period as may be set by the Administrator commencing on the date of grant of an Award, subject to the provisions of the Plan and the applicable Award Agreement, during which the Participant shall not be permitted to sell, transfer, pledge or assign shares subject to such Award granted under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment with the Company or any of its Affiliates, the Participant's death or Disability, or the occurrence of a Change in Control.

(ll)    "Restricted Shares" means Shares granted pursuant to Section 10 hereof subject to certain restrictions that lapse at the end of a specified period or periods.

(mm)  "Restricted Stock Units" means the right granted pursuant to Section 10 hereof to receive Shares at the end of a specified deferral period or periods and/or upon attainment of specified performance objectives.

(nn) "Retirement" means a termination of a Participant's employment (other than for Cause) on or after (i) the attainment of age sixty-five, (ii) the attainment of age fifty-five with at least five years of continuous employment, or (iii) the attainment of at least age fifty with at least five years of continuous employment and the Participant satisfies the "Rule of 65." The "Rule of 65" is the attainment of at least age fifty plus a number of completed full years of employment such that the Participant's age plus the number of full years of employment equals or exceeds sixty-five years.

(oo) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(pp) "Shares" means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

(qq) "Share Appreciation Right" means the right pursuant to an Award granted under Section 9 hereof to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

(rr)   "Subsidiary" means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than fifty percent (50%) of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

Section 3. Administration.

(a)    The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3. The Plan is intended to comply, and shall be administered in a manner that is intended to comply, with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award, issuance and/or payment is subject to Section 409A of the Code, it shall be awarded and/or issued or paid in a manner that will comply with Section 409A of the Code, including any applicable regulations or guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto.

(b)   Pursuant to the terms of the Plan, the Administrator, subject to any restrictions on the authority delegated to it by the Board if the Committee is the Administrator, shall have the power and authority, without limitation:

  (1)   to select those Eligible Recipients who shall be Participants;

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  (2)   to determine whether and to what extent Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Shares, Other Share-Based Awards, Other Cash-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

  (3)   to determine the number of Shares to be covered by each Award granted hereunder;

  (4)   to determine the terms and conditions, subject to Section 4(d), Section 10(c)(1) and Section 17 and not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Shares or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Shares or Restricted Stock Units shall lapse, (ii) the Performance Goals or other performance related objectives and periods applicable to Performance Shares, (iii) the Exercise Price of each Award, (iv) the vesting schedule applicable to each Award, (v) the number of Shares subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards);

  (5)   to permit a Participant to elect to defer receipt of all or any portion of the cash or shares of Common Stock that are payable under an Award and provide that such deferred amount shall be credited with an interest rate or such other rate of return as shall be specified by the Administrator, all on such terms and conditions as may be established by the Administrator; provided, however, that any such election and deferral shall comply with the requirements of Section 409A of the Code;

  (6)   to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Shares or Other Share-Based Awards, Other Cash-Based Awards or any combination of the foregoing granted hereunder;

  (7)   to determine the Fair Market Value;

  (8)   to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant's employment for purposes of Awards granted under the Plan;

  (9)   to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

  (10) to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.

(c)    All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

Section 4. Shares Reserved for Issuance Under the Plan.

(a)    Subject to subsection (b) below and Section 6 hereof, a total of 1,834,434 Shares of Common Stock shall be reserved and available for issuance pursuant to Awards granted under the Plan on or after the Restatement Date, less one (1) Share for every one (1) Share, if any, granted under the Plan on or after March 1, 2014 and prior to the Restatement Date. Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise.

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(b)   If on or after March 1, 2014, any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan on a one-for-one basis. If any Award is settled on or after March 1, 2014, in part or in full in cash, the Shares settled in cash shall again be available for issuance in connection with future Awards granted under the Plan on a one-for-one basis. In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall be added to the Shares available for grant under the Plan on a one-for-one basis. For purposes of this Section 4(b), "Awards" include all Awards granted prior to, on or after March 1, 2014.

(c)    All Shares may be made subject to Awards of ISOs.

(d)   Notwithstanding any other provision of the Plan (but except as otherwise provided in this Section 4(d) and exclusive of Substitute Awards within the meaning of Section 4(e)), Awards other than Options and Share Appreciation Rights shall vest (i.e., become nonforfeitable) over a minimum period of three years; provided that (i) to the extent vesting of such an Award is conditioned upon the achievement of one or more performance goals, the Award shall vest over a minimum period of one year (rather than over a minimum period of three years), (ii) in the event of a Change in Control or, in respect of such an Award to any Participant, in the event of the Participant's death, Disability, or Retirement, no minimum vesting period shall be required, and (iii) up to 91,721 Shares may be made subject to Awards without minimum vesting requirements. For purposes of this Section 4(d), vesting over a three-year period or one-year period (as the case may be) shall include periodic vesting over such period if the rate of such vesting is proportional throughout such period.

(e)    Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on grants to a Participant under Section 5, nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided in paragraph (b) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in paragraph (b) above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were employees or directors of such other company immediately prior to such acquisition or combination. "Substitute Awards" shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

Section 5. Overall Award Limitations; Section 162(m) of the Code

(a)    To the extent required or intended to comply with the requirements of Section 162(m) of the Code and subject to adjustment as provided in Section 6, no Participant may be granted Awards of (i) Options or Share Appreciation Rights during any calendar year with respect to more than 100,000 Shares and (ii) Restricted Shares, Restricted Stock Units, Performance Shares and/or Other Share-Based Awards during any calendar year that are denominated in Shares under which more than 200,000 Shares may be earned for each twelve (12) months in the vesting period or performance period. Also, during any calendar year, no Participant may be granted Awards that are required or intended to comply with the qualified performance-based compensation exception under Section 162(m) of the Code and are Other Cash-Based Awards pursuant to Section 11 hereof under which more

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than $2,000,000 may be earned for each twelve (12) months in the performance period. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this Section 5(a).

(b)   To the extent that the Plan is subject to Section 162(m) of the Code, no payment shall be made to a Participant who is likely to be a Covered Employee prior to the certification by the Committee that the Performance Goals (if any) have been attained.

Section 6. Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of shares of Common Stock reserved for issuance under the Plan and the maximum number of Shares that may be subject to Awards granted to any Participant in any calendar or fiscal year, (ii) the kind, number and Exercise Price subject to outstanding Options and Share Appreciation Rights granted under the Plan, and (iii) the kind, number and purchase price of Shares subject to outstanding Restricted Shares, Restricted Stock Units, Performance Shares or Other Share-Based Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion, provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. No such adjustment shall be made that would cause any Award that is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section, and with respect to ISOs, any adjustment shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value of the Shares covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any. Any Awards with an aggregate exercise price (or aggregate base in the case of a Share Appreciation Right) or part thereof canceled that is greater than the aggregate Fair Market Value of the shares of Common Stock subject to the Award or part thereof canceled, may be cancelled for no consideration. The Administrator's determinations pursuant to this Section 6 shall be final, binding and conclusive.

Section 7. Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients. Awards may be granted to Eligible Recipients; provided, however, that ISOs shall be granted only to employees (including officers and directors who are also employees) of the Company or any of its Subsidiaries.

Section 8. Options.

(a)    General.    The grant of each Option shall be memorialized in an Award Agreement, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including among other things the Exercise Price of the Option, the term of the Option, provisions regarding exercisability of the Option, and whether the Option granted thereunder is an ISO or an NQSO. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

(b)    Exercise Price.    The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but, except for Substitute Awards, in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any of its Subsidiaries and an Incentive Stock Option is granted to such Participant, the Exercise Price of such Incentive Stock Option (to the extent required at the time of grant by the Code), except for

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Substitute Awards, shall be no less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted.

(c)    Option Term.    The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any of its Subsidiaries and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the date of grant. Each Option's term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.

(d)    Exercisability.    Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of preestablished corporate performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.

(e)    Method of Exercise.    Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which, in the case of unrestricted Shares acquired upon exercise of an Option, (x) have been owned by the Participant for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.

(f)    Rights as Shareholder.    A Participant shall have no rights to dividends or any other rights of a shareholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 15 hereof, and the Shares are delivered to the Participant.

(g)    Termination of Employment.

  (1)   Unless the applicable Award Agreement provides otherwise, in the event that the employment of a Participant with the Company and all Affiliates thereof shall terminate for any reason other than Cause, Retirement, Disability, or death, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is one year after such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The one year period described in this Section 8(g)(1) shall be extended to three (3) years after the date of such termination in the event of the Participant's death during such one year period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

  (2)   Unless the applicable Award Agreement provides otherwise, in the event that the employment of a Participant with the Company and all Affiliates thereof shall terminate on account of the Retirement, Disability, or death of the Participant, Options granted to such Participant, to the extent that they were not yet vested at the time of such termination, shall become fully vested and exercisable as to all Shares covered thereby, and all Options granted to such Participant shall remain exercisable in each case until the date that is three (3) years after such termination, on which date they shall expire. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

  (3)   In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

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(h)    Other Change in Employment Status.    An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status of an Participant, in the discretion of the Administrator.

(i)    Annual Limit on Incentive Stock Options.    To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Common Stock with respect to which Incentive Stock Options granted to a Participant under this Plan and all other option plans of the Company or of any Subsidiary of the Company become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Non-Qualified Stock Options.

Section 9. Share Appreciation Rights.

(a)    General.    Share Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Option granted under the Plan ("Related Rights"). Subject to Section 409A of the Code, in the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made, the number of Shares to be awarded, the price per Share, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates and any Share Appreciation Right, except for Substitute Awards, must be granted with an Exercise Price not less than the Fair Market Value of Common Stock on the date of grant. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 9 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b)    Awards; Rights as Shareholder.    The grant of each Share Appreciation Right shall be memorialized in an Award Agreement, containing such terms and conditions as the Administrator shall determine, in its sole discretion. A Participant shall have no rights to dividends or any other rights of a shareholder with respect to the Shares subject to a Share Appreciation Right until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 15 hereof, and the Shares are delivered to the Participant.

(c)    Exercisability.

  (1)   Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

  (2)   Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 8 hereof and this Section 9; provided, however, that a Related Right granted in connection with an Incentive Stock Option shall be exercisable only if and when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the Exercise Price of such Option.

(d)    Payment Upon Exercise.

  (1)   Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised, with the Administrator having the right to determine the form of payment.

  (2)   A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the

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  Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised, with the Administrator having the right to determine the form of payment. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

  (3)   Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).

(e)    Termination of Employment.

  (1)   Unless the applicable Award Agreement provides otherwise, in the event that the employment of a Participant with the Company and all Affiliates thereof (who has been granted one or more Free Standing Rights) shall terminate for any reason other than Cause, Retirement, Disability, or death, (A) Free Standing Rights granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is one year after such termination, on which date they shall expire, and (B) Free Standing Rights granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The one year period described in this Section 9(e)(1) shall be extended to three (3) years after the date of such termination in the event of the Participant's death during such one year period. Notwithstanding the foregoing, no Free Standing Right shall be exercisable after the expiration of its term.

  (2)   Unless the applicable Award Agreement provides otherwise, in the event that the employment of a Participant with the Company and all Affiliates thereof (who has been granted one or more Free Standing Rights) shall terminate on account of the Retirement, Disability, or death of the Participant, Free Standing Rights granted to such Participant, to the extent that they were not yet vested at the time of such termination, shall become fully vested as to all Shares covered thereby and Free Standing Rights granted to such Participant shall remain exercisable until the date that is three (3) years after such termination, on which date they shall expire. Notwithstanding the foregoing, no Free Standing Right shall be exercisable after the expiration of its term.

  (3)   In the event of the termination of a Participant's employment for Cause, all outstanding Free Standing Rights granted to such Participant shall expire at the commencement of business on the date of such termination.

  (4)   In the event of the termination of employment with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

(f)    Term.

  (1)   The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

  (2)   The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

Section 10. Restricted Shares, Restricted Stock Units and Performance Shares.

(a)    General.    Restricted Shares, Restricted Stock Units or Performance Shares may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Awards of Restricted Shares, Restricted Stock Units or Performance Shares shall be made; the number of Restricted Shares, Restricted Stock Units or Performance Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares, Restricted Stock Units or Performance Shares; the Restricted Period, if any, applicable to Restricted Shares, Restricted Stock Units or Performance Shares; the Performance Goals and/or other performance related objectives (if any) applicable to Restricted Shares, Restricted Stock Units or Performance Shares; and all other conditions of the Restricted Shares, Restricted Stock Units and Performance Shares. If the restrictions, performance objectives and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares,

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Restricted Stock Units or Performance Shares in accordance with the terms of the grant. The provisions of the Restricted Shares, Restricted Stock Units or Performance Shares need not be the same with respect to each Participant.

(b)    Awards and Certificates.    The grant of each Award of Restricted Shares, Restricted Stock Units or Performance Shares shall be memorialized in an Award Agreement, containing such terms and conditions as the Administrator shall determine, in its sole discretion. Except as otherwise provided below in Section 10(c), (i) each Participant who is granted an Award of Restricted Shares or Performance Shares may, in the Company's sole discretion, be issued a stock certificate in respect of such Restricted Shares or Performance Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award.

The Company may require that the stock certificates, if any, evidencing Restricted Shares or Performance Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares or Performance Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

With respect to Restricted Stock Units, at the expiration of the Restricted Period, stock certificates in respect of such Restricted Stock Units may, in the Company's sole discretion, be delivered to the Participant, or his legal representative, in a number equal to the number of Shares covered by the Restricted Stock Unit Award.

Notwithstanding anything in the Plan to the contrary, any Restricted Shares, Restricted Stock Units (at the expiration of the Restricted Period) or Performance Shares (whether before or after any vesting conditions have been satisfied) may, in the Company's sole discretion, be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form.

Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.

(c)    Restrictions and Conditions.    The Restricted Shares, Restricted Stock Units and Performance Shares granted pursuant to this Section 10 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code, thereafter:

  (1)   The Administrator may, subject to Section 4(d), provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine in the event of (i) the attainment of certain performance related goals and/or (ii) the Participant's Retirement, death or Disability; provided, however, that this sentence shall not apply to any Award which is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code. Notwithstanding the foregoing, the outstanding Awards may be determined to be subject to Section 17 and, upon a Change in Control, shall be subject to Section 12.

  (2)   Except as provided in Section 16 hereof or in the Award Agreement, the Participant shall generally have the rights of a shareholder of the Company with respect to Restricted Shares or Performance Shares during the Restricted Period. The Participant shall generally not have the rights of a shareholder with respect to Shares subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Stock Units shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the same time as dividends are paid to the Company's shareholders generally, provided that the Participant is then providing services to the Company or any Affiliate of the Company. Certificates for Shares of unrestricted Common Stock may, in the Company's sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares, Restricted Stock Units or Performance Shares, except as the Administrator, in its sole discretion, shall otherwise determine. Notwithstanding the provisions of this Section 10(c)(2), cash dividends,

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  stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Award of Restricted Shares, Restricted Stock Units, or Performance Shares that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, and shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Shares, Restricted Stock Units, or Performance Shares with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

  (3)   The rights of Participants granted Restricted Shares, Restricted Stock Units or Performance Shares upon termination of employment with the Company or any Affiliate thereof during the Restricted Period shall be set forth in the Award Agreement.

Section 11. Other Share-Based or Cash-Based Awards.

(a)    The Administrator is authorized to grant Awards to Participants in the form of Other Share-Based Awards or Other Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any Performance Goals and performance periods. Common Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes or other property, as the Administrator shall determine, subject to any required corporate action. Any dividends or dividend equivalents granted/credited in connection with any Other Share-Based Award shall be subject to the last sentence of Section 10(c)(2) above.

(b)   The Committee may establish other rules applicable to the Other Share-Based Awards and the Other Cash-Based Awards as it may determine in its discretion.

Section 12. Change in Control; Termination in Connection with a Change in Control.

(a)    Except as otherwise provided in an Award Agreement or in an individual agreement between a Participant and the Company, in the event of a Change in Control, the surviving entity or acquiring entity (or the surviving or acquiring entity's parent company) shall assume all Awards outstanding under the Plan or shall substitute similar awards for Awards outstanding under the Plan. Notwithstanding the foregoing, to the extent the surviving entity (or acquiring entity or parent company, as the case may be) refuses to assume outstanding Awards or to substitute an equivalent award or right therefor (as determined by the Administrator in its sole discretion), all such outstanding Awards shall become fully vested and exercisable and all restrictions on such Awards shall immediately lapse (with all performance goals or other vesting criteria deemed achieved at one hundred percent (100%) of target levels) and, with respect to Options and Share Appreciation Rights, the Participant in the discretion of the Administrator (i) shall have the right to exercise such Awards for a period of time determined by the Administrator or (ii) shall be entitled to receive an amount in cash equal to the excess (if any) of (A) the product of (x) the number of Shares subject to such Awards and (y) the per Share consideration paid as of the date of the occurrence of the Change in Control for the Shares pursuant to the Change in Control, less (B) the aggregate exercise price of such Awards, and all Awards not assumed or continued, or for which an equivalent award or right is not substituted therefor, shall terminate upon the Change in Control.

(b)   Except as otherwise provided in an Award Agreement or in an individual agreement between a Participant and the Company, any Award that is assumed or for which a substitution is made in accordance with subsection (a) above shall provide that, if the Participant's employment with the Company or an Affiliate thereof (or any successor) is terminated within twenty-four (24) months following the Change in Control by the Company or Affiliate without Cause or by the Participant with Good Reason, the Award shall become fully vested and exercisable and all restrictions on such Awards shall immediately lapse (with all performance goals or other vesting criteria deemed achieved at one hundred percent (100%) of target levels), and each such Award that is an Option or Share Appreciation Right shall remain exercisable for not less than one (1) year following such termination of employment.

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Section 13. Amendment and Termination; Prohibition on Repricing

(a)    The Board may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant's consent, or that without the approval of the Company's shareholders would, (i) except as provided in Section 6 hereof, increase the total number of Shares, (ii) materially increase benefits provided under the Plan, (iii) materially alter the eligibility provisions of the Plan, or (iv) extend the maximum option term under Section 8(c) hereof. Unless the Board determines otherwise, the Board shall obtain approval of the Company's shareholders for any amendment that would require such approval in order to satisfy the requirements of Sections 162(m) or 422 of the Code or Rule 16b-3, any rules of the stock exchange on which the Common Stock is traded or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 6 hereof and the immediately preceding sentence, no such amendment shall impair the rights of any Participant without his or her consent.

(b)   Other than pursuant to Section 6, the Administrator may not without the approval of the Company's shareholders: (i) reduce the Exercise Price of an outstanding Option or Share Appreciation Right after it is granted; (ii) cancel an Option or Share Appreciation Right when the Exercise Price exceeds the Fair Market Value of one Share in exchange for cash or the grant of a new Award (other than in connection with a Change in Control); or (iii) take any other action with respect to an Option or Share Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

Section 14. Unfunded Status of Plan.

The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 15. Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for federal and/or state income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related federal, state and local taxes to be withheld and applied to the tax obligations. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of Shares or by delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the amount determined based on the minimum required statutory withholding rate for the Participant, or such other rate that will not cause an adverse accounting consequence or cost. Such shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Option or other Award.

Section 16. Transfer of Awards.

Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative. Any purported transfer of an

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Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares.

Section 17. Section 162(m) of the Code; Performance Awards.

(a)    Covered Employees.    Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Share Award, a Restricted Stock Unit Award, a Performance Share Award, an Other Share-Based Award or an Other Cash-Based Award is granted to a Participant who is or may be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 17 is applicable to such Award.

(b)    Performance Goals.    If the Committee determines that a Restricted Share Award, a Restricted Stock Unit, a Performance Share Award, an Other Share-Based Award or an Other Cash-Based Award is intended to be subject to this Section 17, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective Performance Goals established by the Committee. Such Performance Goals (and any exclusions) shall (i) be set by the Committee prior to the earlier of (a) 90 days after the commencement of the applicable performance period, or (b) the expiration of 25% of the performance period, and (ii) otherwise comply with the requirements of Section 162(m) of the Code and the regulations thereunder.

(c)    Adjustments.    Notwithstanding any provision of the Plan (other than Section 12), with respect to any Restricted Share Award, Restricted Stock Unit Award, Performance Share Award, Other Share-Based Award or an Other Cash-Based Award that is subject to this Section 17, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or Disability of the Participant or as otherwise determined by the Committee in special circumstances. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 17 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 18. Continued Employment.

The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment of any of its Eligible Recipients at any time.

Section 19. Effective Date; Shareholder Approval.

The Plan, as amended and restated, was adopted by the Board on February 14, 2014, and is recommended for approval by the Company's shareholders. The Plan (as amended and restated) shall become effective on the Restatement Date. If the Company's shareholders do not approve this amended and restated Plan, the Plan in effect immediately prior to February 14, 2014 will continue to operate according to its terms.

Section 20. Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the Restatement Date, but Awards theretofore granted may extend beyond that date.

Section 21. Section 409A of the Code.

The intent of the parties is that payments and benefits under the Plan comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation

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unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of employment shall instead be paid on the first business day after the date that is six (6) months following the Participant's separation from service (or upon the Participant's death, if earlier). Notwithstanding any provision to the contrary in this Plan, no payment or distribution under this Plan that constitutes an item of deferred compensation under Section 409A of the Code and becomes payable by reason of a Participant's termination of employment will be made to such Participant unless such Participant's termination of employment constitutes a "separation from service" (as such term is defined in Section 409A of the Code). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitutes deferred compensation subject to Section 409A of the Code, shall be construed as a separate identified payment for purposes of Section 409A of the Code.

Section 22. Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Hawaii, without giving effect to principles of conflicts of law of such state.

Hotel Street
Please be advised that parking in downtown Honolulu is very limited.
Bishop Square Parking
Alii Place
Parking entrance
Municipal Parking entrance
Parking exit
Pauahi Tower
Bishop Street
Alakea Street
American Savings Bank Tower 8th Floor
Meeting Site
Tamarind Park
South King Street

V O T E B Y T E L E P H O N E Have your proxy card available when you call the Toll-Free number 1-888-693-8683 using a touch-tone telephone and follow the simple instructions presented to record your vote. V O T E B Y I N T E R N E T Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions presented to record your vote. V O T E B Y M A I L Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230. Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683 Vote by Internet Access the Website and cast your vote: www.cesvote.com Vote by Mail Return your proxy card in the postage-paid envelope provided. Vote 24 hours a day, 7 days a week until May 6, 2014, 11:59 P.M. EST. If you vote by telephone or Internet, please do not send your proxy by mail. HAWAIIAN ELECTRIC INDUSTRIES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2014, AT 9:30 A.M., IN THE AMERICAN SAVINGS BANK TOWER, 8TH FLOOR, ROOM 805, 1001 BISHOP STREET, HONOLULU, HAWAII 96813. The undersigned hereby constitutes and appoints Constance H. Lau, Chester A. Richardson and Jeffrey N. Watanabe and each of them the proxy of the undersigned, with full power of substitution, to vote all the Common Stock of Hawaiian Electric Industries, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 7, 2014, or at any adjournment or postponement thereof. Date: Signature(s) Signature(s) (Please sign your name exactly as it appears on this proxy. Joint owners should each sign personally. Attorney, Executor, Administrator, Trustee or Guardian should indicate full title. If address is incorrect, please provide the correct one.) Please fold and detach card at perforation before mailing.

PROXY TO BE SIGNED AND DATED ON THE REVERSE SIDE Y O U R V O T E I S I M P O R T A N T If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope, or otherwise to Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230, so your shares may be represented at the Annual Meeting. If you vote by telephone or Internet, it is not necessary to return this proxy card. HAWAIIAN ELECTRIC INDUSTRIES, INC. PROXY The proxies named on the reverse side of this card are instructed to vote as indicated below. If no direction is indicated, said proxies will vote FOR all Nominees in proposal 1 and FOR proposals 2, 3 and 4. Said proxies are also authorized to vote in their discretion with respect to any other matters that may come before the Annual Meeting or at any adjournment or postponement thereof. The Board of Directors recommends a vote FOR all of the Nominees in proposal 1 and FOR proposals 2, 3 and 4. 1. Elect three Class III directors for a three-year term expiring at the 2017 Annual Meeting of Shareholders Nominees: (1) Peggy Y. Fowler (2) Keith P. Russell (3) Barry K. Taniguchi FOR all nominees listed above . WITHHOLD authority to vote (except as marked to the contrary) for all nominees listed above To withhold authority to vote for any individual nominee, strike a line through the nominee’s name above. 2. Advisory vote to approve HEI’s executive compensation . FOR . AGAINST . ABSTAIN 3. Approve the 2010 Equity and Incentive Plan as amended and restated (EIP) . FOR . AGAINST . ABSTAIN 4. Ratify the appointment of PricewaterhouseCoopers LLP as HEI’s independent registered public accounting firm for 2014 . FOR . AGAINST . ABSTAIN . Please check this box if you consent to access future Annual Reports and Proxy Statements via the Internet. . Please fold and detach card at perforation before mailing. .